                                                                  EXECUTION COPY

                        MORTGAGE LOAN PURCHASE AGREEMENT

     This Mortgage Loan Purchase Agreement (the "Agreement"), dated September
28, 2006, is between Banc of America Funding Corporation, a Delaware corporation
(the "Purchaser") and Bank of America, National Association, a national banking association (the "Seller").

     WHEREAS, pursuant to (a) that certain Master Flow Sale and Servicing
Agreement, dated as of August 1, 2003, by and between the Seller (as successor in interest to Banc of America Mortgage Capital Corporation ("BAMCC")), as
purchaser, and GMAC Mortgage Corporation ("GMACM"), as seller, (b) that certain
Global Amendment to Sale and Servicing Agreements, dated as of September 1,
2005, by and among GMACM, BAMCC and the Seller, (c) that certain Regulation AB
Compliance Addendum to the Master Flow Sale and Servicing Agreement, dated as of
January 1, 2006, by and between GMACM and the Seller, and (d) that certain
Assignment and Conveyance Agreement, dated as of May 15, 2006, by and between
GMACM and the Seller (collectively, the "GMAC Agreements"), the Seller purchased the mortgage loans listed on Exhibit I (the "GMAC Mortgage Loans") from GMACM and GMACM currently services the GMAC Mortgage Loans;

     WHEREAS, pursuant to (a) the Mortgage Loan Purchase, Warranties and
Servicing Agreement, dated as of January 1, 2005, by and between Seller, as purchaser, and Chase Home Finance LLC ("CHF"), as seller and as servicer, and
(b) the Assignment, Assumption and Recognition Agreement, dated June 30, 2006, among J.P. Morgan Mortgage Acquisition Corp., the Seller, JPMorgan Chase Bank,
National Association ("Chase Bank") and CHF (collectively, the "Chase
Agreements," which are attached hereto as Exhibit II), the Seller purchased the mortgage loans listed on Exhibit III attached hereto (the "Chase Mortgage
Loans") from Chase Bank and CHF, and Chase Bank currently services the Chase
Mortgage Loans;

     WHEREAS, pursuant to (a) that certain Master Seller's Warranties and
Servicing Agreement, dated as of September 1, 2003, by and between Seller (as successor in interest to BAMCC), as purchaser, and National City Mortgage Co.
("National City Mortgage"), as seller, (b) that certain Amendment No. 1, dated as of July 1, 2004, by and among BAMCC, National City Mortgage and the Seller,
(c) that certain Master Assignment, Assumption and Recognition Agreement, dated as of July 1, 2004, by and among BAMCC, National City Mortgage, the Seller and
Wachovia Bank, National Association, (d) that certain Amendment No. 2, dated as of October 1, 2004, by and between National City Mortgage and the Seller, (e)
that certain Amendment No. 3, dated as of August 11, 2005, by and between
National City Mortgage and the Seller, (f) that certain Regulation AB Compliance
Addendum to the Master Seller's Warranties and Servicing Agreement, dated as of
January 1, 2006, by and between National City Mortgage and the Seller, and (g)
that certain Assignment, Assumption and Recognition Agreement, dated as of May
30, 2006, by and among UBS, the Seller and National City Mortgage (collectively, the "National City Agreements"), the Seller purchased the mortgage loans listed on Exhibit IV (the "National City Mortgage Loans") from National City and
National City currently services the National City Mortgage Loans;

     WHEREAS, pursuant to (a) that certain Standard Terms and Provisions of Sale and Servicing Agreement, dated as of November 1, 2004, by and between the
Seller, as purchaser, and Residential Funding Corporation ("RFC"), as seller,
(b) that certain Regulation AB Compliance Addendum, dated as of January 1, 2006, by and between RFC and the Seller, and (c) that certain Reference Agreement, dated as of June 1, 2006, by and between RFC and the Seller (collectively, the
"RFC Agreements"), the Seller purchased the mortgage loans listed on Exhibit V
(the "RFC Mortgage Loans") from RFC and RFC currently services the RFC Mortgage
Loans;

     WHEREAS, pursuant to (a) that certain Flow Sale and Servicing Agreement, dated as of February 1, 2004, by and between Seller (as successor in interest to
BAMCC), as purchaser, and SunTrust Mortgage, Inc. ("SunTrust"), as seller, (b)
that certain Amendment No. 1, dated as of June 1, 2004, by and between the
Seller and SunTrust, (c) that certain Master Assignment, Assumption and
Recognition Agreement, dated September 1, 2004, by and among BAMCC, SunTrust, the Seller and Wachovia Bank, National Association, (d) that certain Amendment
No. 2, dated as of November 1, 2004, by and between the Seller and SunTrust, (e)
that certain Regulation AB Compliance Addendum to the Flow Sale and Servicing
Agreement, dated as of January 1, 2006, by and between the Seller and SunTrust,
(f) that certain Memorandum of Sale, dated as of May 25, 2006, by and between the Seller and SunTrust, (g) that certain Memorandum of Sale, dated as of June
9, 2006, by and between the Seller and SunTrust, and (h) that certain Memorandum of Sale, dated as of July 25, 2006, by and between the Seller and SunTrust
(collectively, the "SunTrust Agreements"), the Seller purchased the mortgage loans listed on Exhibit VI (the "SunTrust Mortgage Loans") from SunTrust and
SunTrust currently services the SunTrust Mortgage Loans;

     WHEREAS, pursuant to (a) that certain Mortgage Loan Purchase and Sale
Agreement (Amended and Restated), dated as of July 1, 2003, by and among
Washington Mutual Bank fsb, Washington Mutual Bank ("WAMU") and Seller (as
successor in interest to BAMCC), as purchaser (as amended by (I) that certain
Master Assignment, Assumption and Recognition Agreement (the "MAAR") dated as of
July 1, 2004, by and among BAMCC, the Seller and WAMU and (II) that certain
Regulation AB Amendment to the Mortgage Loan Purchase and Sale Agreement, dated as of January 1, 2006, by and among Washington Mutual Bank fsb, WAMU and
Seller), (b) the Servicing Agreement (Amended and Restated), dated as of July 1,
2003, by and between the Seller and WAMU, as servicer (as amended by (I) the
MAAR and (II) that certain Regulation AB Amendment to the Servicing Agreement, dated as of January 1, 2006, by and between WAMU and Seller), (c) that certain
Term Sheet, dated as of May 24, 2006, by and between the Seller and WAMU, (d)
that certain Term Sheet, dated as of June 21, 2006, by and between the Seller and WAMU, and (e) that certain Term Sheet, dated as of August 24, 2006, by and between the Seller and WAMU (collectively, the "WAMU Agreements"), the Seller purchased the mortgage loans listed on Exhibit VII (the "WAMU Mortgage Loans")
from WAMU on a servicing retained basis and WAMU currently services the WAMU
Mortgage Loans;

     WHEREAS, pursuant to (a) that certain Second Amended and Restated Master
Seller's Warranties and Servicing Agreement, dated as of May 1, 2006, by and between Seller, as purchaser, and Wells Fargo Bank, N.A. ("Wells Fargo Bank"), as seller and servicer, (b) that certain Second Amended and Restated Master
Mortgage Loan Purchase Agreement, dated as of May 1, 2006, by and between
Seller, as purchaser, and Wells Fargo Bank, as seller, and (c) that certain Assignment and Conveyance Agreement, dated as of May 24, 2006
(collectively, the "Wells Fargo Bank Agreements" and together with the Chase
Agreements, the GMAC Agreements, the National City Agreements, the RFC
Agreements, the SunTrust Agreements and the WAMU Agreements, the "Transfer
Agreements") the Seller purchased the mortgage loans listed on Exhibit VIII (the
"Wells Fargo Bank Mortgage Loans" and together with the National City Mortgage
Loans, the SunTrust Mortgage Loans, the GMAC Mortgage Loans, the RFC Mortgage
Loans, the Chase Mortgage Loans and the WAMU Mortgage Loans, the "Assigned
Mortgage Loans") from Wells Fargo Bank and Wells Fargo Bank currently services the Wells Fargo Bank Mortgage Loans;

     WHEREAS, the Seller is the owner of the mortgage loans listed on Exhibit IX
(the "BANA Mortgage Loans," and together with the Assigned Mortgage Loans, the
"Mortgage Loans") and the related notes or other evidence of indebtedness (the
"BANA Mortgage Notes," and together with the notes of the Assigned Mortgage
Loans, the "Mortgage Notes") or other evidence of ownership, and the other documents or instruments constituting the related mortgage file (the "BANA
Mortgage File");

     WHEREAS, the Seller, as of the date hereof, owns the mortgages (the
"Mortgages") on the properties (the "Mortgaged Properties") securing such
Mortgage Loans, including rights (a) to any property acquired by foreclosure or deed in lieu of foreclosure or otherwise, and (b) to the proceeds of any insurance policies covering the Mortgage Loans or the Mortgaged Properties or the obligors on the Mortgage Loans; and

     WHEREAS, the parties hereto desire that the Seller sell the Mortgage Loans to the Purchaser and the Purchaser purchase the Mortgage Loans from the Seller pursuant to the terms of this Agreement; and

     WHEREAS, pursuant to the terms of a Pooling and Servicing Agreement, dated
September 28, 2006 (the "Pooling and Servicing Agreement"), among the Purchaser, as depositor, U.S. Bank National Association, as trustee (the "Trustee"),
CitiMortgage, Inc., as master servicer (the "Master Servicer") and Wells Fargo
Bank, as securities administrator (the "Securities Administrator"), the
Purchaser will convey the Mortgage Loans to Banc of America Funding 2006-5 Trust
(the "Trust").

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

     The Purchaser and the Seller hereby recite and agree as follows:

     1. Defined Terms. Terms used without definition herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement relating to the issuance of the Purchaser's Mortgage Pass-Through Certificates,
Series 2006-5 (the "Certificates") or, if not defined therein, in the underwriting agreement dated September 27, 2006 (the "Underwriting Agreement"), between the Purchaser and Banc of America Securities LLC, or in the purchase agreement dated September 28, 2006 (the "Purchase Agreement"), between the
Purchaser and Banc of America Securities LLC.

     2. Purchase Price; Purchase and Sale. The Seller agrees to sell, and the
Purchaser agrees to purchase, the Mortgage Loans. The purchase price (the
"Purchase Price") for the Mortgage Loans shall consist of $700,908,352.12 payable by the Purchaser to the Seller on the Closing Date in immediately available funds.

          Upon payment of the Purchase Price, the Seller shall be deemed to have transferred, assigned, set over and otherwise conveyed to the Purchaser all the right, title and interest of the Seller in and to the Mortgage Loans and all
Mortgage Files, including all interest and principal received or receivable by the Seller on or with respect to the Mortgage Loans after the Cut-off Date (and including scheduled payments of principal and interest due after the Cut-off
Date but received by the Seller on or before the Cut-off Date and Principal
Prepayments received or applied on the Cut-off Date, but not including payments of principal and interest due on the Mortgage Loans on or before the Cut-off
Date), together with all of the Seller's rights, title and interest in and to all Mortgaged Property and any related title, hazard, primary mortgage, mortgage pool policy or other insurance policies including all income, payments, products and proceeds of any of the foregoing. The Purchaser hereby directs the Seller, and the Seller hereby agrees, to deliver to the Trustee all documents, instruments and agreements required to be delivered by the Purchaser to the
Trustee under the Pooling and Servicing Agreement and such other documents, instruments and agreements as the Purchaser or the Trustee shall reasonably request.

     3. Representations and Warranties as to the Assigned Mortgage Loans. The
representations and warranties with respect to the Assigned Mortgage Loans in the related Transfer Agreements were made as of the date specified in each such
Transfer Agreement. The Seller's right, title and interest in such representations and warranties and the remedies in connection therewith have been assigned to the Purchaser pursuant to (i) the Assignment, Assumption and
Recognition Agreement, dated September 28, 2006, by and among the Seller, the
Purchaser, the Trustee, the Master Servicer, CHF and Chase Bank, (ii) the
Assignment, Assumption and Recognition Agreement, dated September 28, 2006, by and among the Seller, the Purchaser, the Trustee, the Master Servicer and GMAC,
(iii) the Assignment, Assumption and Recognition Agreement, dated September 28,
2006, by and among the Seller, the Purchaser, the Trustee, the Master Servicer,
UBS Real Estate Securities Inc. and National City, (iv) the Assignment,
Assumption and Recognition Agreement, dated September 28, 2006, by and among the
Seller, the Purchaser, the Trustee, the Master Servicer and RFC, (v) the
Assignment, Assumption and Recognition Agreement, dated September 28, 2006, by and among the Seller, the Purchaser, the Trustee, the Master Servicer and
SunTrust, (vi) the Assignment, Assumption and Recognition Agreement, dated
September 28, 2006, by and among the Seller, the Purchaser, the Trustee, the
Master Servicer and WAMU and (vii) the Assignment, Assumption and Recognition
Agreement, dated September 28, 2006, by and among the Seller, the Purchaser, the

Trustee and Wells Fargo Bank. To the extent that any fact, condition or event with respect to a Mortgage Loan constitutes a breach of both (i) a representation or warranty of the Underlying Transferor under the related
Transfer Agreement and (ii) a representation or warranty of the Seller under this Agreement, the only right or remedy of the Purchaser shall be the right to enforce the obligations of such Underlying Transferor under any applicable representation or warranty made by it. The Purchaser acknowledges and agrees that the representations and warranties of the Seller in this Section 3 are applicable only to facts, conditions or events that do not constitute a breach of any representation or warranty made by a Servicer in the related Transfer
Agreements. The Seller shall have no obligation or liability with respect to any breach of a representation or warranty made by it with respect to the Mortgage
Loans if the fact, condition or event constituting such breach also constitutes a breach of a representation or warranty made by a Servicer in the related
Transfer Agreements (other than with respect to the representations or warranties in Section 3(k), to the extent such representations and warranties relate to predatory or abusive lending and the representations and warranties in
Section 3(o) below), without regard to whether each Servicer fulfills its contractual obligations in respect of such representation or warranty. Subject to the foregoing, the Seller represents and warrants with respect to the
Assigned Mortgage Loans, or each Assigned Mortgage Loan, as the case may be, as of the date hereof or such other date set forth herein, that as of the Closing
Date:

          (a) The information set forth with respect to the Mortgage Loans on the mortgage loan schedules attached hereto as Exhibit I, Exhibit III, Exhibit
IV, Exhibit V, Exhibit VI, Exhibit VII and Exhibit VIII (the "Mortgage Loan
Schedules") provides an accurate listing of the Assigned Mortgage Loans, and the information with respect to each Assigned Mortgage Loan on the related Mortgage
Loan Schedule is true and correct in all material respects at the date or dates respecting which such information is given;

          (b) No Assigned Mortgage Loan is more than 30 days delinquent as of the Cut-off Date. The Seller has not waived any default, breach, violation or event of acceleration, and the Seller has not taken any action to waive any default, breach, violation or even of acceleration, with respect to any Assigned
Mortgage Loan;

          (c) There are no delinquent taxes, assessments that could become a lien prior to the related Mortgage or insurance premiums affecting the related
Mortgaged Property;

          (d) With respect to each Assigned Mortgage Loan, the related Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part, and the related Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, recission or release;

          (e) With respect to each Assigned Mortgage Loan, there is no material default, breach, violation or event of acceleration existing under any Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, and neither the
Seller nor its predecessors have waived any material default, breach, violation or event of acceleration;

          (f) With respect to each Assigned Mortgage Loan, the related Mortgaged
Property is free of material damage that would affect adversely the value of the
Mortgaged Property as security for the Assigned Mortgage Loan or the use for which the premises were intended;

          (g) With respect to each Assigned Mortgage Loan, to the best of the
Seller's knowledge, there is no proceeding pending for the total or partial condemnation of the Mortgaged Property;

          (h) With respect to each Assigned Mortgage Loan, the related Mortgaged
Property is lawfully occupied under applicable law; all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of each Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities, except where the failure would not have a material adverse effect upon the Assigned Mortgage Loan;

          (i) No Assigned Mortgage Loan is in foreclosure;

          (j) Each Assigned Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G of the Code and Treas. Reg Section 1.860G-2;

          (k) Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protections, all applicable predatory and abusive lending laws, equal credit opportunity or disclosure laws applicable to the origination and servicing of each Assigned Mortgage Loan have been complied with;

          (l) Except with respect to each Assigned Mortgage Loan for which the related Mortgage is recorded in the name of MERS, the Seller is the sole owner of record and holder of the Assigned Mortgage Loan. With respect to each
Assigned Mortgage Loan, the related Mortgage Note and the Mortgage are not assigned or pledged, and the Seller has good and marketable title thereto and has full right and authority to transfer and sell the Assigned Mortgage Loan to the Purchaser. The Seller is transferring the Assigned Mortgage Loan free and clear of any and all encumbrances, liens, pledges, equities, participation interests, claims, agreements with other parties to sell or otherwise transfer the Assigned Mortgage Loan, charges or security interests of any nature encumbering such Assigned Mortgage Loan;

          (m) With respect to each Assigned Mortgage Loan, the terms of the
Mortgage Note and Mortgage have not been impaired, waived, altered or modified in any respect, except by a written instrument which has been recorded, if necessary, to protect the interests of the Purchaser and maintain the lien priority of the Mortgage and which has been delivered to the Purchaser or its designee. The substance of any such waiver, alteration or modification has been approved by the title insurer, to the extent required by the policy, and its terms are reflected on the related Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the title insurer, to the extent required by the policy,

and which assumption agreement is part of the Mortgage File delivered to the
Purchaser or its designee and the terms of which are reflected on the related
Mortgage Loan Schedule;

          (n) The Seller has not dealt with any broker, investment banker, agent or other Person (other than the Purchaser and Banc of America Securities LLC)
who may be entitled to any commission or compensation in connection with the sale of the Assigned Mortgage Loans;

          (o) No Assigned Mortgage Loan is a High Cost Loan or Covered Loan, as
applicable (as such terms are defined in S&P's LEVELS(R) Glossary, which is now
Version 5.7 Revised, Appendix E) and no Assigned Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair
Lending Act;

          (p) The hazard insurance policy on each Assigned Mortgage Loan has been validly issued and is in full force and effect, and will be in full force and effect and inure to the benefit of the Purchaser upon the consummation of the transactions contemplated by this Agreement;

          (q) With respect to each Assigned Mortgage Loan, each Mortgage evidences a valid, subsisting, enforceable and perfected first lien on the related Mortgaged Property (including all improvements on the Mortgaged
Property). The lien of the Mortgage is subject only to: (1) liens of current real property taxes and assessments not yet due and payable and, if the related
Mortgaged Property is a condominium unit, any lien for common charges permitted by statute, (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the related
Mortgaged Property is located and specifically referred to in the lender's title insurance policy or attorney's opinion of title and abstract of title delivered to the originator of such Mortgage Loan, and (3) such other matters to which like properties are commonly subject which do not, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage. Any security agreement, chattel mortgage or equivalent document related to, and delivered to the Trustee in connection with, a Mortgage
Loan establishes a valid, subsisting and enforceable first lien on the property described therein and the Seller has, and the Purchaser will have, the full right to sell and assign the same to the Trustee;

          (r) With respect to any Assigned Mortgage Loan covered by a title insurance policy, the originator is the sole insured of such mortgagee title insurance policy, such mortgagee title insurance policy is in full force and effect and will inure to the benefit of the Purchaser upon the consummation of the transactions contemplated by this Agreement, no claims have been made under such mortgagee title insurance policy and no prior holder of the related
Mortgage, including the Seller, has done, by act or omission, anything that would impair the coverage of such mortgagee title insurance policy; and

          (s) With respect to each Assigned Mortgage Loan, there are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under the law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage.

     Notwithstanding the foregoing, with respect to the Assigned Mortgage Loans, no representations or warranties are made by the Seller as to the environmental condition of any related Mortgaged Property; the absence, presence or effect of hazardous wastes or hazardous substances on any related Mortgaged Property; any casualty resulting from the presence or effect of hazardous wastes or hazardous substances on, near or emanating from any related Mortgaged Property; the impact on Certificateholders of any environmental condition or presence of any hazardous substance on or near any related Mortgaged Property; or the compliance of any related Mortgaged Property with any environmental laws, nor is any agent,
Person or entity otherwise affiliated with the Seller authorized or able to make any such representation, warranty or assumption of liability relative to any related Mortgaged Property. In addition, no representations or warranties are made by the Seller with respect to the absence or effect of fraud in the origination of any Assigned Mortgage Loan.

     The Seller hereby agrees that any cure of a breach of such representations and warranties shall be in accordance with the terms of the Pooling and
Servicing Agreement.

     4. Representations and Warranties as to the BANA Mortgage Loans. The Seller
hereby represents and warrants to the Purchaser with respect to the BANA
Mortgage Loans or each BANA Mortgage Loan, as the case may be, as of the date hereof or such other date set forth herein that as of the Closing Date:

          (a) The information set forth in the mortgage loan schedule attached hereto as Exhibit IX (the "BANA Mortgage Loan Schedule") is true and correct in all material respects;

          (b) There are no delinquent taxes, ground rents, governmental assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges, affecting the lien priority of the related Mortgaged Property (a "BANA Mortgaged Property");

          (c) The terms of the BANA Mortgage Notes and the related Mortgages
(each, a "BANA Mortgage") have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the BANA
Mortgage, and which have been delivered to the custodian; the substance of any such waiver, alteration or modification has been approved by the insurer under the primary insurance policy, if any, the title insurer, to the extent required by the related policy, and is reflected on the BANA Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no mortgagor of a BANA Mortgage Loan (a "BANA Mortgagor") has been released, in whole or in part, except in connection with an assumption agreement approved by the insurer under the Primary Mortgage Insurance Policy, if any, the title insurer, to the extent required by the policy, and which assumption agreement has been delivered to the Trustee;

          (d) The BANA Mortgage Notes and the BANA Mortgages are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the BANA Mortgage Notes and the BANA Mortgages, or the exercise of any right thereunder, render either the BANA Mortgage Notes or the BANA Mortgages unenforceable, in whole or in part, or subject to any right of rescission, set-off,

counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

          (e) All buildings upon each BANA Mortgaged Property are insured by an insurer generally acceptable to prudent mortgage lending institutions against loss by fire, hazards of extended coverage and such other hazards as are customary in the area the related BANA Mortgaged Property is located, pursuant to insurance policies conforming to the requirements of Customary Servicing
Procedures and the Pooling and Servicing Agreement. All such insurance policies contain a standard mortgagee clause naming the originator of the BANA Mortgage
Loan, its successors and assigns as mortgagee and all premiums thereon have been paid. If the BANA Mortgaged Property is in an area identified on a flood hazard map or flood insurance rate map issued by the Federal Emergency Management
Agency as having special flood hazards (and such flood insurance has been made available), a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of FNMA or FHLMC. The BANA Mortgage obligates the mortgagor thereunder to maintain all such insurance at the mortgagor's cost and expense, and on the mortgagor's failure to do so, authorizes the holder of the
BANA Mortgage to maintain such insurance at mortgagor's cost and expense and to seek reimbursement therefor from the mortgagor;

          (f) Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protections, all applicable predatory and abusive lending laws, equal credit opportunity or disclosure laws applicable to the origination and servicing of BANA Mortgage Loans have been complied with;

          (g) No BANA Mortgage has been satisfied, canceled, subordinated or rescinded, in whole or in part (other than as to Principal Prepayments in full which may have been received prior to the Closing Date), and no BANA Mortgaged
Property has been released from the lien of the related BANA Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release;

          (h) The BANA Mortgage is a valid, existing and enforceable first lien on the BANA Mortgaged Property, including all improvements on the BANA Mortgaged
Property subject only to (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the BANA Mortgage Loan and which do not adversely affect the
Appraised Value of the BANA Mortgaged Property, (C) if the BANA Mortgaged
Property consists of Cooperative Stock, any lien for amounts due to the cooperative housing corporation for unpaid assessments or charges or any lien of any assignment of rents or maintenance expenses secured by the real property owned by the cooperative housing corporation, and (D) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the BANA Mortgage or the use, enjoyment, value or marketability of the related BANA Mortgaged Property.
Any security agreement, chattel

mortgage or equivalent document related to and delivered in connection with the
BANA Mortgage Loan establishes and creates a valid, existing and enforceable first lien and first priority security interest on the property described therein and the Seller has the full right to sell and assign the same to the
Purchaser;

          (i) The BANA Mortgage Note and the related BANA Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law;

          (j) All parties to the BANA Mortgage Note and the BANA Mortgage had legal capacity to enter into the BANA Mortgage Loan and to execute and deliver the BANA Mortgage Note and the BANA Mortgage, and the BANA Mortgage Note and the
BANA Mortgage have been duly and properly executed by such parties;

          (k) The proceeds of the BANA Mortgage Loan have been fully disbursed to or for the account of the related BANA Mortgagor and there is no obligation for the mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the BANA Mortgage Loan and the recording of the BANA Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the mortgagee pursuant to the BANA
Mortgage Note or BANA Mortgage;

          (l) To the best of the Seller's knowledge, all parties which have had any interest in the BANA Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable "doing business" and licensing requirements of the laws of the state wherein the BANA Mortgaged
Property is located;

          (m) Either (A) the BANA Mortgage Loan is covered by an ALTA lender's title insurance policy, acceptable to FNMA or FHLMC, issued by a title insurer acceptable to FNMA or FHLMC and qualified to do business in the jurisdiction where the BANA Mortgaged Property is located, insuring (subject to the exceptions contained in (h)(A), (B), (C) and (D) above) the Seller, its successors and assigns as to the first priority lien of the BANA Mortgage in the original principal amount of the BANA Mortgage Loan, (B) a title search has been done showing no lien (other than the exceptions contained in (h)(A), (B), (C)
and (D) above) on the BANA Mortgaged Property senior to the lien of the BANA
Mortgage or (C) in the case of any BANA Mortgage Loan secured by a BANA
Mortgaged Property located in a jurisdiction where such policies are generally not available, an opinion of counsel of the type customarily rendered in such jurisdiction in lieu of title insurance is instead received. For each BANA
Mortgage Loan covered by a title insurance policy (x) the Seller is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement and (y) no claims have been made under such lender's title insurance policy, and the Seller has

                                       10

not done, by act or omission, anything which would impair the coverage of such lender's title insurance policy;

          (n) There is no default, breach, violation or event of acceleration existing under the BANA Mortgage or the BANA Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Seller has not waived any default, breach, violation or event of acceleration;

          (o) As of the date of origination of the BANA Mortgage Loan, there were no mechanics' or similar liens or claims filed for work, labor or material
(and no rights are outstanding that under law could give rise to such lien)
affecting the relating BANA Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related BANA Mortgage;

          (p) All improvements which were considered in determining the
Appraised Value of the related BANA Mortgaged Property lay wholly within the boundaries and building restriction lines of the BANA Mortgaged Property, and no improvements on adjoining properties encroach upon the BANA Mortgaged Property;

          (q) The BANA Mortgage Loan was originated by a savings and loan association, savings bank, commercial bank, credit union, insurance company, or similar institution which is supervised and examined by a federal or state authority, or by a mortgagee approved by the Secretary of Housing and Urban
Development pursuant to sections 203 and 211 of the National Housing Act;

          (r) Principal payments on the BANA Mortgage Loan commenced no more than sixty days after the proceeds of the BANA Mortgaged Loan were disbursed.
The BANA Mortgage Loans are fixed-rate mortgage loans having an original term to maturity of not more than 30 years, with interest payable in arrears on the first day of the month. Each BANA Mortgage Note requires a monthly payment which is sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Interest Rate. No BANA
Mortgage Note permits negative amortization;

          (s) There is no proceeding pending or, to the Seller's knowledge, threatened for the total or partial condemnation of the BANA Mortgaged Property and such property is in good repair and is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to affect adversely the value of the BANA Mortgaged Property as security for the BANA
Mortgage Loan or the use for which the premises were intended;

          (t) The BANA Mortgage and related BANA Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the BANA Mortgaged Property of the benefits of the security provided thereby, including (A) in the case of a
BANA Mortgage designated as a deed of trust, by trustee's sale, and (B)
otherwise by judicial foreclosure. To the best of the Seller's knowledge, following the date of origination of the BANA Mortgage Loan, the related BANA
Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure

                                       11

proceeding and the related BANA Mortgagor has not filed for protection under applicable bankruptcy laws. There is no homestead or other exemption or right available to the BANA Mortgagor or any other person which would interfere with the right to sell the BANA Mortgaged Property at a trustee's sale or the right to foreclose the BANA Mortgage;

          (u) With respect to the BANA Mortgage Loans, each BANA Mortgage Note and BANA Mortgage are on forms acceptable to FNMA or FHLMC;

          (v) With respect to the BANA Mortgage Loans, the BANA Mortgage Note is
not and has not been secured by any collateral except the lien of the corresponding BANA Mortgage on the BANA Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage referred to in
(h) above;

          (w) Each appraisal of the related BANA Mortgaged Property is in a form acceptable to FNMA or FHLMC and such appraisal complies with the requirements of
FIRREA, and was made and signed, prior to the approval of the BANA Mortgage Loan application, by an appraiser who met the qualifications of Fannie Mae or Freddie
Mac and satisfied this requirements of Title XI of FIRREA;

          (x) In the event the BANA Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves, and no fees or expenses are or will become payable by the Trustee to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

          (y) No BANA Mortgage Loan is a graduated payment mortgage loan, no
BANA Mortgage Loan has a shared appreciation or other contingent interest feature, and no BANA Mortgage Loan contains any "buydown" provision;

          (z) The BANA Mortgagor has received all disclosure materials required by applicable law with respect to the making of mortgage loans of the same type as the BANA Mortgage Loan and rescission materials required by applicable law if the BANA Mortgage Loan is a refinanced mortgage loan, i.e., the proceeds of such
BANA Mortgage Loan were not used to purchase the related Mortgaged Property;

          (aa) Each Primary Mortgage Insurance Policy to which any BANA Mortgage
Loan is subject will be issued by an insurer acceptable to FNMA or FHLMC, which insures that portion of the BANA Mortgage Loan in excess of the portion of the
Appraised Value of the BANA Mortgaged Property required by FNMA or FHLMC. All provisions of such Primary Mortgage Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any BANA Mortgage subject to any such Primary
Mortgage Insurance Policy obligates the Mortgagor thereunder to maintain such insurance and to pay all premiums and charges in connection therewith at least until Loan-to-Value Ratio of such BANA Mortgage Loan is reduced to less than
80%. The Mortgage Interest Rate for the BANA Mortgage Loan does not include any such insurance premium;

          (bb) To the best of the Seller's knowledge as of the date of origination of the BANA Mortgage Loan, (A) the BANA Mortgaged Property is
lawfully occupied under applicable law, (B) all inspections, licenses and certificates required to be made or issued with

                                       12

respect to all occupied portions of the BANA Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities and (C) no improvement located on or part of the BANA Mortgaged
Property is in violation of any zoning law or regulation;

          (cc) With respect to each BANA Mortgage Loan, the related Assignment of Mortgage (except with respect to any BANA Mortgage that has been recorded in the name of MERS or its designee) is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the related BANA Mortgaged
Property is located;

          (dd) All payments required to be made prior to the Cut-off Date for such BANA Mortgage Loan under the terms of the BANA Mortgage Note have been made and no BANA Mortgage Loan has been more than 30 days delinquent more than once in the twelve month period immediately prior to the Cut-off Date;

          (ee) With respect to each BANA Mortgage Loan, the Seller is in possession of a complete BANA Mortgage File except for the documents which have been delivered to the Trustee or which have been submitted for recording and not yet returned;

          (ff) Except with respect to each BANA Mortgage Loan for which the related Mortgage is recorded in the name of MERS, immediately prior to the transfer and assignment contemplated herein, the Seller was the sole owner of record and holder of the BANA Mortgage Loan. With respect to the BANA Mortgage
Loans, the BANA Mortgage Loans were not assigned or pledged by the Seller and the Seller had good and marketable title thereto, and the Seller had full right to transfer and sell the BANA Mortgage Loans to the Trustee free and clear of any encumbrance, participation interest, lien, equity, pledge, claim or security interest and had full right and authority subject to no interest or participation in, or agreement with any other party to sell or otherwise transfer the BANA Mortgage Loans;

          (gg) With respect to the BANA Mortgage Loans, any future advances made prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the BANA Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. With respect to each BANA Mortgage Loan, the lien of the related BANA Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to
FNMA and FHLMC. The consolidated principal amount does not exceed the original principal amount of the BANA Mortgage Loan;

          (hh) The BANA Mortgage Loan was underwritten in accordance with the applicable underwriting guidelines in effect at the time of origination with exceptions thereto exercised in a reasonable manner;

          (ii) If the BANA Mortgage Loan is secured by a long-term residential lease, (1) the lessor under the lease holds a fee simple interest in the land;
(2) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's consent and the acquisition by the holder of the BANA Mortgage of the rights of the

                                       13

lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the BANA Mortgage with substantially similar protections; (3) the terms of such lease do not (a) allow the termination thereof upon the lessee's default without the holder of the BANA Mortgage being entitled to receive written notice of, and opportunity to cure, such default, (b) allow the termination of the lease in the event of damage or destruction as long as the
BANA Mortgage is in existence, (c) prohibit the holder of the BANA Mortgage from being insured (or receiving proceeds of insurance) under the hazard insurance policy or policies relating to the BANA Mortgaged Property or (d) permit any increase in the rent other than pre-established increases set forth in the lease; (4) the original term of such lease in not less than 15 years; (5) the term of such lease does not terminate earlier than five years after the maturity date of the BANA Mortgage Note; and (6) the BANA Mortgaged Property is located in a jurisdiction in which the use of leasehold estates in transferring ownership in residential properties is a widely accepted practice;

          (jj) With respect to each BANA Mortgage Loan, the related BANA
Mortgaged Property is located in the state identified in the BANA Mortgage Loan
Schedule and consists of a parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit, or an individual unit in a planned unit development, or, in the case of BANA Mortgage Loans secured by Cooperative Stock, leases or occupancy agreements; provided, however, that any condominium project or planned unit development generally conforms with the applicable underwriting guidelines regarding such dwellings, and no residence or dwelling is a mobile home or a manufactured dwelling;

          (kk) The Seller used no adverse selection procedures in selecting the
BANA Mortgage Loan for inclusion in the Trust Estate;

          (ll) Each BANA Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code;

          (mm) With respect to each BANA Mortgage where a lost note affidavit has been delivered to the Trustee in place of the related BANA Mortgage Note, the related BANA Mortgage Note is no longer in existence;

          (nn) No BANA Mortgage Loan is a "high cost" loan as defined under any federal, state or local law applicable to such BANA Mortgage Loan at the time of its origination; and

          (oo) No BANA Mortgage Loan is a High Cost Loan or Covered Loan, as
applicable (as such terms are defined in the then current S&P's LEVELS(R)
Glossary, which is now Version 5.7 Revised, Appendix E) and no BANA Mortgage
Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act.

     Notwithstanding the foregoing, no representations or warranties are made by the Seller as to the environmental condition of any BANA Mortgaged Property; the absence, presence or effect of hazardous wastes or hazardous substances on any
BANA Mortgaged Property; any casualty resulting from the presence or effect of hazardous wastes or hazardous substances on,

                                       14

near or emanating from any BANA Mortgaged Property; the impact on
Certificateholders of any environmental condition or presence of any hazardous substance on or near any BANA Mortgaged Property; or the compliance of any BANA
Mortgaged Property with any environmental laws, nor is any agent, Person or entity otherwise affiliated with the Seller authorized or able to make any such representation, warranty or assumption of liability relative to any BANA
Mortgaged Property. In addition, no representations or warranties are made by the Seller with respect to the absence or effect of fraud in the origination of any BANA Mortgage Loan.

     It is understood and agreed that the representations and warranties set forth in this Section shall survive delivery of the respective BANA Mortgage
Files to the Trustee or the Custodian and shall inure to the benefit of the
Trustee, notwithstanding any restrictive or qualified endorsement or assignment.

     5. No Broker's Fees. The Seller hereby represents and warrants to the
Purchaser that the Seller has not dealt with any broker, investment banker, agent or other Person (other than the Purchaser and Banc of America Securities
LLC) who may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans.

     6. Repurchase or Substitution. Upon discovery by the Seller, the Purchaser, the Trustee or any assignee, transferee or designee of the Trustee of a missing or defective document in the Mortgage File, as provided in Section 2 of this
Agreement or the Pooling and Servicing Agreement or a breach of any of the representations and warranties set forth in Section 3 and Section 4 (to the extent provided therein) that materially and adversely affects the value of any
Mortgage Loan or the interest therein of the Purchaser or the Purchaser's assignee, the party discovering such breach shall give prompt written notice to the others. Within 90 days after the earlier of the Seller's discovery or receipt of notification of such missing or defective document or breach of a representation and warranty (notwithstanding the Seller's lack of knowledge with respect to the substance of such representation and warranty), the Seller shall promptly cure such breach in all material respects, or in the event such missing or defective document or breach cannot be cured, the Seller shall repurchase the affected Mortgage Loan. Alternatively, the Seller hereby agrees (notwithstanding the Seller's lack of knowledge with respect to the substance of such representation and warranty), if so requested by the Purchaser, to substitute for any such Mortgage Loan, a new mortgage loan having characteristics such that the representations and warranties referred to in Section 3 (to the extent provided therein) or Section 4, as applicable, above would not have been incorrect (except for representations and warranties as to the correctness of the related Mortgage Loan Schedule) had such substitute mortgage loan originally been a Mortgage Loan. The Seller further agrees that a substituted mortgage loan will have on the date of substitution the criteria set forth in the definition of "Substitute Mortgage Loan" in the Pooling and Servicing Agreement and will comply with the substitution provisions of Section 2.02 of the Pooling and
Servicing Agreement. The Seller shall remit to the Purchaser, in cash, the difference between the unpaid principal balance of the Mortgage Loan to be substituted and the unpaid principal balance of the substitute mortgage loan.

          If the breach of the representation set forth in clauses (k) and (o)
of Section 3 herein or in clauses (f) and (oo) of Section 4 herein occurs as a result of a violation of an applicable predatory or abusive lending law, the
Seller agrees to reimburse the Purchaser for all

                                       15

costs and damages incurred by the Purchaser as a result of the violation of such law; provided that, with respect to any Assigned Mortgage Loan, the Seller has no obligation to reimburse the Purchaser for any such costs and damages that are reimbursed by a Servicer.

          The Purchaser acknowledges and agrees that it shall have no rights against the Seller under this Section 6, except with respect to the preceding paragraph, if the breach of any representation or warranty also constitutes a breach of a representation or warranty made by a Servicer under the related
Transfer Agreement, but shall instead enforce its rights against such Servicer.

     7. Underwriting.

          (a) The Seller hereby agrees to furnish any and all information, documents, certificates, letters or opinions with respect to the mortgage loans, reasonably requested by the Purchaser in order to perform any of its obligations or satisfy any of the conditions on its part to be performed or satisfied pursuant to the Underwriting Agreement or the Purchase Agreement at or prior to the Closing Date.

          (b) For so long as the Securities Administrator is required to file any report with the Commission pursuant to Section 3.22 of the Pooling and
Servicing Agreement, the Seller shall furnish to the Securities Administrator, on the first Business Day of each calendar month, the "significance estimate" of each Yield Maintenance Agreement calculated in accordance with Item 1115 of
Regulation AB as of the last Business Day of the immediately preceding calendar month.

     8. Costs. The Purchaser shall pay all expenses incidental to the performance of its obligations under the Underwriting Agreement and the Purchase
Agreement, including without limitation (i) any recording fees or fees for title policy endorsements and continuations, (ii) the expenses of preparing, printing and reproducing the Prospectus, the Prospectus Supplement, the Underwriting
Agreement, the Private Placement Memorandum, the Purchase Agreement, the Pooling
and Servicing Agreement and the Certificates and (iii) the cost of delivering the Certificates to the offices of or at the direction of Banc of America
Securities LLC insured to the satisfaction of Banc of America Securities LLC.

     9. Notices. All demands, notices and communications hereunder shall be in writing, shall be effective only upon receipt and shall, if sent to the
Purchaser, be addressed to it at Banc of America Funding Corporation, 214 North
Tryon Street, Charlotte, North Carolina, 28255, Attention: General Counsel with a copy to the Chief Financial Officer, or if sent to the Seller, be addressed to it at Bank of America, National Association, 100 North Tryon Street, Charlotte,
North Carolina, 28255, Attention: General Counsel with a copy to the Treasurer.

     10. Trustee Assignee. The Seller acknowledges the assignment of the
Purchaser's rights hereunder to the Trustee on behalf of the Trust and that the representations, warranties and agreements made by the Seller in this Agreement may be enforced by the Trustee, on behalf of the Trust, against the Seller.

     11. Recharacterization. The parties to this Agreement intend the conveyance by the Seller to the Purchaser of all of its right, title and interest in and to the Mortgage Loans and all

                                       16

Mortgage Files, including all interest and principal received or receivable by the Seller on or with respect to the Mortgage Loans after the Cut-off Date (and including scheduled payments of principal and interest due after the Cut-off
Date but received by the Seller on or before the Cut-off Date and Principal
Prepayments received or applied on the Cut-off Date, but not including payments of principal and interest due on the Mortgage Loans on or before the Cut-off
Date), together with all of the Seller's rights, title and interest in and to all Mortgaged Property and any related title, hazard, primary mortgage, mortgage pool policy or other insurance policies including all income, payments, products and proceeds of any of the foregoing, pursuant to this Agreement to constitute a purchase and sale and not a loan. Notwithstanding the foregoing, to the extent that such conveyance is held not to constitute a sale under applicable law, it is intended that this Agreement shall constitute a security agreement under applicable law and that the Seller shall be deemed to have granted to the
Purchaser a first priority security interest in all of the Seller's right, title and interest in and to the Mortgage Loans.

     12. Miscellaneous. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflict of law provisions. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought.
This Agreement may not be changed in any manner which would have a material adverse effect on Holders of Certificates without the prior written consent of the Trustee. The Trustee shall be protected in consenting to any such change to the same extent provided in Article IX of the Pooling and Servicing Agreement.
This Agreement may be signed in any number of counterparts, each of which shall be deemed an original, which taken together shall constitute one and the same instrument. This Agreement shall bind and inure to the benefit of and be enforceable by the Purchaser and the Seller and their respective successors and assigns.

                                       17

     IN WITNESS WHEREOF, the Purchaser and the Seller have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                        BANC OF AMERICA FUNDING
                                        CORPORATION

                                        By: /s/ Scott Evans
                                            ------------------------------------
                                        Name: Scott Evans
                                        Title: Senior Vice President

                                        BANK OF AMERICA, NATIONAL
                                        ASSOCIATION

                                        By: /s/ Bruce W. Good
                                            ------------------------------------
                                        Name: Bruce W. Good
                                        Title: Principal

      [Signature Page to the BAFC 2006-5 Mortgage Loan Purchase Agreement]

                                    EXHIBIT I

                           GMAC MORTGAGE LOAN SCHEDULE

             [Please see Exhibit D to Exhibit 4.1 of this Form 8-K]

                                       I-1

                                   EXHIBIT II

                                CHASE AGREEMENTS

                                      II-1

                                                               EXECUTION VERSION

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

            THIS ASSIGNMENT AND ASSUMPTION AGREEMENT, dated June 30, 2006, (the
"Agreement") among J.P. Morgan Mortgage Acquisition Corp., ("Assignor"), Bank of
America, National Association, ("Assignee"), JPMorgan Chase Bank, National
Association ("JPM" and a "Company") and Chase Home Finance LLC ("CHF" and a
"Company" and together with JPM the "Companies"):

                                    RECITALS

            The Assignor and the Companies are parties to that certain Flow
Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of May 1,
2004, as amended by Amendment No. 1, dated as of January 1, 2005, Amendment No.
2, dated as of December 1, 2005, Amendment Reg AB, dated as of January 1, 2006 and as amended from time to time (the "Purchase, Warranties and Servicing
Agreement"), which is attached hereto as Exhibit A;

            The Assignor desires to grant, transfer and assign to the Assignee all of the right, title and interest of Assignor, as Purchaser, in, to and under
(a) those certain Mortgage Loans listed on Exhibit B attached hereto (the
"Mortgage Loans") and (b) the Purchase, Warranties and Servicing Agreement with respect to the Mortgage Loans;

            CHF and the Assignee are parties to that certain Mortgage Loan
Purchase, Warranties and Servicing Agreement (the "MLPWA"), dated as of January
1, 2005, and JPM, CHF and the Assignee are parties to that certain Amendment Reg
AB (the "Amendment Reg AB") dated as of January 1, 2006, each as amended from time to time, which are attached hereto as Exhibit C and the terms of which are incorporated by reference for the purposes provided herein and made a part hereof;

            The Assignor and the Companies have agreed to make certain representations and warranties with respect to the Mortgage Loans in accordance with the MLPWA; and

            The Assignee desires that JPM service the Mortgage Loans in accordance with terms of the MLPWA;

            Accordingly, for and in consideration of the sum of TEN DOLLARS
($10.00) and other valuable consideration, the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

            I.      Assignment.

            (a)     The Assignor hereby grants, transfers and assigns to
      Assignee all of the right, title and interest of Assignor, as Purchaser, in, to and under (i) the Mortgage Loans and (ii) the Purchase, Warranties
      and Servicing Agreement, with respect to the Mortgage Loans. The Assignee shall be entitled to all scheduled payments due on the Mortgage Loans after June 1, 2006 (the "Assigned Loans Cut-off Date") and all unscheduled payments or other proceeds or other recoveries on the Mortgage Loans received on and after the Assigned Loans Cut-off Date.

            (b)     The Assignor specifically reserves and does not assign to
      the Assignee hereunder any and all right, title and interest in, to and under and all obligations of the Assignor with respect to any mortgage loans subject to the Purchase, Warranties and Servicing Agreement which are not the Mortgage Loans set forth on Exhibit B attached hereto and are not the subject of this Agreement.

            II.     Assignor Representations and Warranties. The Assignor
warrants and represents to, and covenants with, the Assignee that:

            (a)     The Assignor is a corporation duly organized, validly
      existing and in good standing under the laws of Delaware and has all licenses necessary to carry out its business as now being conducted, and is licensed and qualified to transact business in each state in which any
      Mortgaged Property is located or is otherwise exempt under applicable law from such licensing or qualification or is otherwise not required under applicable law to effect such licensing or qualification and no demand for such licensing or qualification has been made upon such Assignor by any such state, and in any event such Assignor is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of each Mortgage Loan;

            (b)     The Assignor has the full power and authority and legal
      right to hold, transfer and convey each Mortgage Loan, to sell each
      Mortgage Loan and to execute, deliver and perform, and to enter into and consummate all transactions contemplated by this Agreement and to conduct its business as presently conducted, has duly authorized the execution, delivery and performance of this Agreement and any agreements contemplated hereby, has duly executed and delivered this Agreement, and any agreements contemplated hereby, and this Agreement constitutes a legal, valid and binding obligation of the Assignor, enforceable against it in accordance with its terms, and all requisite corporate action has been taken by the
      Assignor to make this Agreement and all agreements contemplated hereby valid and binding upon the Assignor in accordance with their terms;

            (c)     None of the execution and delivery of this Agreement, the
      sale of the Mortgage Loans to the Assignee, the consummation of the transactions contemplated hereby, or the fulfillment of or compliance with the terms and conditions of this Agreement will conflict with any of the terms, conditions or provisions of the Assignor's charter or by laws or materially conflict with or result in a material breach of any of the terms, conditions or provisions of any legal restriction or any agreement or instrument to which the Assignor is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the material violation of any law, rule, regulation, order, judgment or decree to which the Assignor or its property is subject or impair the ability of the Assignee to realize on the Mortgage Loans or impair the value of the Mortgage Loans;

                                        2

            (d)     There is no litigation, suit, proceeding or investigation
      pending or threatened, or any order or decree outstanding, with respect to the Assignor which is reasonably likely to have a material adverse effect on the sale of the Mortgage Loans, the execution, delivery, performance or enforceability of this Agreement, or which is reasonably likely to have a material adverse effect on the financial condition of the Assignor;

            (e)     No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Assignor of or compliance by the Assignor with this
      Agreement, except for consents, approvals, authorizations and orders which have been obtained;

            (f)     The consummation of the transactions contemplated by this
      Agreement is in the ordinary course of business of the Assignor, and the transfer, assignment and conveyance of the Mortgage Notes and the
      Mortgages by the Assignor pursuant to this Agreement are not subject to bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

            (g)     The Assignor used no adverse selection procedures in
      selecting from among the outstanding first lien residential mortgage loans owned by it which were available for inclusion in the sale to Assignee;

            (h)     The Assignor will treat the sale of the Mortgage Loans to
      the Assignee as a sale for reporting and accounting purposes and, to the extent appropriate, for federal income tax purposes;

            (i)     The Assignor does not believe, nor does it have any cause or reason to believe, that it cannot perform each and every covenant contained in this Agreement. The Assignor is solvent and the sale of the
      Mortgage Loans will not cause the Assignor to become insolvent. The sale of the Mortgage Loans is not undertaken with the intent to hinder, delay or defraud any of the Assignor's creditors;

            (j)     The Assignor has not dealt with any broker, investment
      banker, agent or other person that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans;

            (k)     No statement, tape, diskette, form, report or other document
      (the "Delivered Items") prepared by, or on behalf of, Assignor (other than
      Delivered Items prepared by or on behalf of the Companies) pursuant to this Agreement or in connection with the transactions contemplated hereby, contains or will contain any statement that is or will be inaccurate or misleading in any material respect; and

            (l)     (i) attached hereto as Exhibit A is a true, accurate and
      complete copy of the Purchase, Warranties and Servicing Agreement, (ii)
      such agreement is in full force and effect as of the date hereof, (iii)
      such agreement has not been amended or modified in

                                        3

      any respect and (iv) no notice of termination has been given to such party under such agreement.

            III.    Holding Period Representations and Warranties.

            (a)     The Assignor further warrants and represents to the Assignee that with respect to each of the Mortgage Loans, each representation and warranty set forth in Section 3.02 of the MLPWA is deemed to be made as of the date hereof and is true and correct in all material respects with respect to the period of time (in each case the "Holding Period")
      following the date on which each Company sells the Mortgage Loans to the
      Assignor, which shall be such dates as noted on Exhibit B (the "Company
      Closing Date") up to and including the date on which the Assignor assigns the Mortgage Loans to the Assignee, which shall be June 30, 2006 (the
      "Assignment Closing Date"), but only to the extent that such representation or warranty was true and correct when made by the Companies on the applicable Company Closing Date. In the event that the Assignee or the Assignor discovers a breach of a representation or warranty with respect to a Mortgage Loan arising during the related Holding Period, which materially and adversely affects the value of such Mortgage Loan or the interest of the Assignee therein, the party discovering such breach shall give prompt written notice to the other parties hereto and provide the Assignor with evidence of such breach, and the Assignor shall have 90 days following the discovery or receipt of notice of such breach in which to cure such breach or repurchase the affected Mortgage Loan. Subject to subparagraph (b) below, if the Assignor is unable to cure such breach, then the Assignor shall promptly repurchase each affected Mortgage Loan at the Repurchase Price (as defined below). For purposes of making certain representations and warranties contemplated in this section, each reference in Section 3.02 of the MLPWA (i) to the "Cut-off Date" shall be deemed to be a reference to the Assigned Loans Cut-off Date, (ii) to the
      "Mortgage Loan Schedule" shall be deemed to be a reference to Exhibit B attached hereto and (iii) to the "Closing Date" shall be deemed to be a reference to the date hereof.

            (b)     The "Repurchase Price" with respect to any affected Mortgage
      Loan shall be an amount equal to (a) the Purchase Price Percentage, multiplied by the outstanding principal balance of such affected Mortgage
      Loan as of the date of such repurchase, plus (b) accrued and unpaid interest on such affected Mortgage Loan to but not including the date of such repurchase, less (c) the amount of any unreimbursed principal or interest advances, if any, owed to the servicer with respect to such
      Mortgage Loan; provided, however, that in the event such breach constitutes a breach of Section 3.02(uu) of the MLPWA, then the Repurchase
      Price shall also include any costs and damages incurred by the Assignor or its assigns as a result of such breach. The Repurchase Price shall be paid by the Assignor by wire transfer to the Assignee to an account designated by the Assignee. The "Purchase Price Percentage" shall be the percentage set forth in that certain Purchase Price and Terms Letter dated as of May
      24, 2006 between the Assignor and the Assignee (the "PPTL").

            (c)     Contemporaneously with the Assignor's repurchase of any
      affected Mortgage Loan (each, a "Repurchased Mortgage Loan") from the
      Assignee pursuant to

                                        4

      subparagraph (b) above, the Assignee shall reconvey such Repurchased
      Mortgage Loan to the Assignor by delivering to the Assignor or the
      Assignor's designee, the mortgage note endorsed in blank, the mortgage, the assignment of mortgage in blank and such other documents delivered to the Assignee in connection with the Assignee's purchase thereof, and by executing an assignment and assumption agreement, conveying the Assignee's rights to such Repurchased Mortgage Loan and any related rights under the
      Purchase, Warranties and Servicing Agreement to which such Mortgage Loan is subject and under this Agreement. In the event of a repurchase, the
      Companies shall service such Repurchased Mortgage Loan in accordance with the terms of the Purchase, Warranties and Servicing Agreement from the date of the repurchase. In such event, the Assignee hereby agrees to reassign the Purchase, Warranties and Servicing Agreement to the Assignor
      with respect to such Repurchased Mortgage Loan and the Assignor shall succeed to the rights of the Assignee to enforce the obligations of the
      Companies, as applicable, to cure such breach or repurchase such Mortgage
      Loan under the terms of the Purchase, Warranties and Servicing Agreement with respect to such Repurchased Mortgage Loan.

            IV.     Assignee Representations and Warranties. The Assignee
warrants and represents to, and covenants with, the Assignor and each Company that:

            (a)     The Assignee agrees to be bound, as Purchaser, by all of the terms, covenants and conditions of the Purchase, Warranties and Servicing
      Agreement and the Mortgage Loans, and from and after the date hereof, the
      Assignee assumes for the benefit of each of the Companies and the Assignor all of the Assignor's obligations as Purchaser thereunder, with respect to the Mortgage Loans;

            (b)     The Assignee understands that the Mortgage Loans have not
      been registered under the 1933 Act or the securities laws of any state;

            (c)     The purchase price being paid by the Assignee for the
      Mortgage Loans is in excess of $250,000 and will be paid by cash remittance of the full purchase price within sixty (60) days of the sale;

            (d)     The Assignee is acquiring the Mortgage Loans for investment for its own account only and not for any other person;

            (e)     The Assignee considers itself a substantial, sophisticated institutional investor having such knowledge in financial and business matters that it is capable of evaluating the merits and the risks of investment in the Mortgage Loans;

            (f)     The Assignee has been furnished with all information
      regarding the Mortgage Loans that it has requested from the Assignor or the Companies;

            (g)     Neither the Assignee nor anyone acting on its behalf has
      offered, transferred, pledged, sold or otherwise disposed of the Mortgage
      Loans, an interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a

                                        5

      transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the 1933 Act or which would render the disposition of the Mortgage Loans a violation of
      Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Mortgage Loans; and

            (h)     Either: (1) the Assignee is not an employee benefit plan
      ("Plan") within the meaning of section 3(3) of the Employee Retirement
      Income Security Act of 1974, as amended ("ERISA") or a plan (also "Plan")
      within the meaning of section 4975(e)(1) of the Internal Revenue Code of
      1986 ("Code"), and the Assignee is not directly or indirectly purchasing the Mortgage Loans on behalf of, investment manager of, as named fiduciary of, as trustee of, or with assets of, a Plan; or (2) the Assignee's purchase of the Mortgage Loans will not result in a prohibited transaction under section 406 of ERISA or section 4975 of the Code.

            V.      Company Representations and Warranties.

            (a)     Each Company hereby makes the representations and warranties set forth in Sections 3.01 and 3.02 of the MLPWA as of the applicable
      Company Closing Date. The Assignee shall be entitled to all of the rights and remedies of the Purchaser (as defined in the MLPWA) under the MLPWA for a breach of any of the representations and warranties made by each
      Company herein.

            (b)     Each Company represents and warrants to the Assignee that
      (i) attached hereto as Exhibit A is a true, accurate and complete copy of the Purchase, Warranties and Servicing Agreement, (ii) such agreement is in full force and effect as of the date hereof, (iii) such agreement has not been amended or modified in any respect and (iv) no notice of termination has been given to such party under such agreement.

            VI.     Servicing. JPM hereby agrees that from and after the
Assignment Closing Date it shall note the transfer of the applicable Mortgage
Loans to the Assignee in its books and records and service the applicable
Mortgage Loans in accordance with the terms of the MLPWA (including without limitation Articles IV through XII as they relate to the servicing and reconstitution of the Mortgage Loans). The Assignee shall be entitled to all of the rights and remedies of the Purchaser (as defined in the MLPWA) under the
MLPWA for any failure of JPM to service the Mortgage Loans in accordance with the terms of the MLPWA. The Assignee, JPM or CHF hereby agree that from and after the Assignment Closing Date, such parties will be bound by the Amendment
Reg AB with respect to the Mortgage Loans and the Amendment Reg AB shall be applicable to the Mortgage Loans. The Assignee shall be entitled to all of its rights and remedies under the Amendment Reg AB for any failure of JPM or CHF to perform under the Amendment Reg AB with respect to the Mortgage Loans and JPM or
CHF shall be entitled to all of the rights and remedies of such respective party under the Amendment Reg AB for any failure

                                        6

of the Assignee to perform under the Amendment Reg AB with respect to the
Mortgage Loans. An account has been established as a Custodial Account pursuant to Section 4.04 of the MLPWA, designated as "Chase Home Finance LLC, as subservicer for JPMorgan Chase Bank, National Association, in trust for Bank of
America, National Association, owner of various whole loan series P&I." Another separate account has been established as an Escrow Account pursuant to Section
4.06 of the MLPWA, designated as "Chase Home Finance LLC, as subservicer for
JPMorgan Chase Bank, National Association, in trust for Bank of America,
National Association, owner of various whole loan series and various mortgagors
T&I."

            VII.    Delivery of the Mortgage Files. The parties hereby agree
that the Companies are required to deliver the mortgage files with respect to the Mortgage Loans in accordance with the terms of the Purchase, Warranties and
Servicing Agreement; provided, however, that the Companies agree that they will deliver the mortgage files with respect to the Mortgage Loans in accordance with the terms of the MLPWA within thirty (30) days following the applicable Company
Closing Date (the "Document Delivery Period"). To the extent that the Companies fail to deliver the mortgage files to the Assignee as required by the end of the
Document Delivery Period, then the Assignee shall be entitled to all the rights and remedies of the Purchaser (as defined in the MLPWA) under the MLPWA.

            VIII.   No Waiver. No term or provision of this Agreement may be
waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

            IX.     Assignment. This Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Assignor,
Assignee or any Company may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Assignee or a Company, respectively, hereunder.

            X.      Survival. Each of this Agreement, the Purchase, Warranties and Servicing Agreement and the MLPWA shall survive the conveyance of the
Mortgage Loans and the assignment of the Purchase, Warranties and Servicing
Agreement (to the extent assigned hereunder) by Assignor to Assignee.

            XI.     Counterparts. This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

            XII.    Conflicts. In the event that any of the provisions of this
Agreement, the Purchase, Warranties and Servicing Agreement or the MLPWA
conflict, the agreements shall control in the following order of priority:
first, the terms of this Agreement, second, the terms of the MLPWA and third, the terms of the Purchase, Warranties and Servicing Agreement.

            XIII.   Defined Terms. Except as expressly provided in the
succeeding sentence, capitalized terms used in this Agreement (including the exhibits hereto) but not defined in this Agreement shall have the meanings given to such terms in the Purchase, Warranties and Servicing Agreement. To the extent that provisions of the MLPWA are referred to or

                                        7

incorporated by reference herein, all capitalized terms used therein and defined therein shall be deemed incorporated herein as well.

            XIV.    Joint and Several. Each Company shall be jointly and
severally liable for the full, complete and punctual performance and satisfaction of all obligations of either Company under this Agreement.
Accordingly, each Company waives any and all notice of creation, renewal, extension or accrual of any of the obligations and notice of or proof of reliance by the Assignor or the Assignee upon such Company's joint and several liability. Each Company waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon such Company with respect to the obligations. When pursuing its rights and remedies hereunder against either Company, the Assignor or the Assignee may, but shall be under no obligation, to pursue such rights and remedies hereunder against either Company or any other Person or against any collateral security for the obligations or any right of offset with respect thereto, and any failure by the Assignor or the
Assignee to pursue such other rights or remedies or to collect any payments from such Company or any such other Person to realize upon any such collateral security or to exercise any such right of offset, or any release of such Company or any such other Person or any such collateral security, or right of offset, shall not relieve such Company of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Assignor or the Assignee against such Company.

            XV.     CHOICE OF LAW. THIS AGREEMENT SHALL BE CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS
OF LAW PRINCIPLES, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES
HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            XVI.    Notices. Addresses for purposes of all notices and
correspondence related to the Mortgage Loans and this Agreement is:

            In the case of the Assignor:

                    J.P. Morgan Mortgage Acquisition Corp.
                    270 Park Avenue
                    6th Floor
                    New York, New York 10017
                    Attention: Jonathan Davis
                    Telephone: 212-834-3850
                    Facsimile: 212-834-6591

                    With a copy to:

                    JPMorgan Chase & Co.
                    270 Park Avenue
                    New York, New York 10017
                    Attention: General Counsel's Office

                                        8

            In the case of the Assignee:

                    Bank of America, National Association
                    Hearst Tower
                    NCI-027-21-04
                    214 North Tryon Street, 21st Floor
                    Charlotte, NC  28255

                    Attention: Managing Director

            In the case of JPM:

                    JPMorgan Chase Bank, National Association
                    300 Tice Boulevard
                    Woodcliff Lake, NJ 07677
                    Attention: Michael D. Katz

                    With copy to:

                    General Counsel
                    JPMorgan Chase Bank, National Association
                    194 Wood Ave.
                    Iselin, NJ 08830

            In the case of CHF:

                    300 Tice Boulevard
                    Woodcliff Lake, NJ 07677
                    Attention: Michael D. Katz

                    With copy to:

                    General Counsel
                    Chase Home Finance LLC
                    194 Wood Avenue
                    Iselin, NJ 08830

                            [Signature Page Follows]

                                        9

            IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

--------------------------------------------------------------------------------
J.P. Morgan Mortgage Acquisition Corp.     Bank of America, National Association

--------------------------------------------------------------------------------

By: /s/ Brian L. Simons                    By: /s/ Bruce W. Good
Its: Vice President                        Its: Vice President

--------------------------------------------------------------------------------

Taxpayer Identification                    Taxpayer Identification
Number: 45-0483381                         Number: 94-1687665

--------------------------------------------------------------------------------

JPMorgan Chase Bank, National Association  Chase Home Finance LLC

By: /s/ Bruce J. Friedman                  By: /s/ Bruce J. Friedman
Its: Vice President                        Its: Senior Vice President

Taxpayer Identification                    Taxpayer Identification
Number:______________________________      Number:______________________________
--------------------------------------------------------------------------------

                                    EXHIBIT A

                     to Assignment and Assumption Agreement

         FLOW MORTGAGE LOAN PURCHASE, WARRANTIES AND SERVICING AGREEMENT

                                    EXHIBIT B

                     to Assignment and Assumption Agreement

                          FINAL LIST OF MORTGAGE LOANS

                                    EXHIBIT C

                     to Assignment and Assumption Agreement

           MORTGAGE LOAN PURCHASE, WARRANTIES AND SERVICING AGREEMENT

                                    EXHIBIT D

                     to Assignment and Assumption Agreement

                      ASSIGNEE'S WIRE TRANSFER INSTRUCTIONS

                      BANK OF AMERICA, NATIONAL ASSOCIATION

                                   Purchaser,

                             CHASE HOME FINANCE LLC,

                               Seller and Servicer

           MORTGAGE LOAN PURCHASE, WARRANTIES AND SERVICING AGREEMENT

                           Dated as of January 1, 2005

                           Whole Loan Series 2005 WL-B

                                       -2-

                                     TABLE OF CONTENTS

                                         ARTICLE I

                                        DEFINITIONS

Section 1.01.    Defined Terms...........................................................1

                                        ARTICLE II

                SERVICING OF MORTGAGE LOANS; RECORD TITLE AND POSSESSION OF
             MORTGAGE FILES; BOOKS AND RECORDS; CUSTODIAL AGREEMENT; DELIVERY
                                OF MORTGAGE LOAN DOCUMENTS

Section 2.04.    Record Title and Possession of Mortgage Files;

                                        ARTICLE III

             REPRESENTATIONS AND WARRANTIES OF THE SELLER; REPURCHASE; REVIEW
                                     OF MORTGAGE LOANS

                                        ARTICLE IV

                    ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS

                                        i

Section 4.08.    Payment of Taxes, Insurance and Other Charges; Maintenance

Section 4.18.    Security Measures/Compliance with Safeguarding Customer
                  Information Requirements..............................................45
Section 4.19.    Disaster Recovery/Business Continuity Plan.............................45
Section 4.20.    Privacy/Confidential Information.......................................45

                                         ARTICLE V

                                 PAYMENTS TO THE PURCHASER

                                        ARTICLE VI

                               GENERAL SERVICING PROCEDURES

                                        ARTICLE VII

                                    SELLER TO COOPERATE

Section 7.01.    Seller Shall Provide Information as Reasonably Required................52
Section 7.02.    Cooperation with Third-party Service Providers.........................53

                                       ii

                                       ARTICLE VIII

                                        THE SELLER

                                        ARTICLE IX

                                          DEFAULT

Section 9.01.    Events of Default......................................................56
Section 9.02.    Waiver of Defaults.....................................................57

                                         ARTICLE X

                                        TERMINATION

Section 10.01.   Termination............................................................58
Section 10.02.   Termination Without Cause..............................................58

                                        ARTICLE XI

                             RECONSTITUTION OF MORTGAGE LOANS

Section 11.01.   Reconstitution of Mortgage Loans.......................................58

                                        ARTICLE XII

                                 MISCELLANEOUS PROVISIONS

                                       iii

                                       iv

                                    EXHIBITS

A     Contents of Mortgage File
B     Custodial Account Letter Agreement
C     Escrow Account Letter Agreement
D     Form of Assignment and Assumption
E     Pool Statistics
F     Mortgage Loan Schedule
G     Request for Release of Documents and Receipt
H     Form of SEC Certification
I     Monthly Remittance Advice
J     Servicer Requirements

                                    SCHEDULES

A     Purchase Price and Terms Letter dated as of December 2, 2004

                                        v

      This is a Mortgage Loan Purchase, Warranties and Servicing Agreement,
dated as of January 1, 2005, and is executed between Bank of America, National
Association, as Purchaser (the "Purchaser"), and Chase Home Finance LLC (the
"Seller"), as seller and servicer.

                              W I T N E S S E T H :

      WHEREAS, the Purchaser has heretofore agreed to purchase from the Seller and the Seller has heretofore agreed to sell to the Purchaser certain Mortgage
Loans, exclusive of the servicing rights associated with such Mortgage Loans, pursuant to the terms of a letter agreement dated as of December 2, 2004, by and between the Seller and the Purchaser (the "Purchase Price and Terms Letter").

      WHEREAS, each of the Mortgage Loans is secured by a mortgage, deed of trust or other security instrument creating a first lien on a residential dwelling located in the jurisdiction indicated on the Mortgage Loan Schedule, which is annexed hereto as Exhibit F; and

      WHEREAS, the Purchaser and the Seller wish to prescribe the representations and warranties of the Seller with respect to itself and the
Mortgage Loans and the management, servicing, transfer and control of the
Mortgage Loans;

      NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Purchaser and the Seller agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

      Section 1.01.  Defined Terms.

      Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings specified in this Article:

      Accepted Servicing Practices: With respect to any Mortgage Loan, those mortgage servicing practices (including collection procedures) of prudent mortgage banking institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located, that comply with applicable federal, state and local laws and which are in accordance with FNMA servicing practices and procedures, for MBS pool mortgages, as defined in the FNMA Guides including future updates.

      Agreement: This Mortgage Loan Purchase, Warranties and Servicing Agreement
including all exhibits hereto, amendments hereof and supplements hereto.

      ALTA: The American Land Title Association or any successor thereto.

      Applicable Requirements: Shall mean and include with respect to the
Mortgage Loans: (i) all contractual obligations of Seller, and the Originator and any Prior Servicers including,

without limitation, those contractual obligations contained in this Agreement, in any agreement with any insurer or in the Mortgage Loan Documents; (ii) all applicable federal, state and local legal and regulatory requirements (including statutes, rules, regulations and ordinances) binding upon Seller, the Originator and any Prior Servicer; (iii) all other applicable requirements and guidelines of each governmental agency, board, commission, instrumentality and other governmental body or office having jurisdiction, including without limitation those of any insurer; (iv) all other applicable judicial and administrative judgments, orders, stipulations, awards, writs and injunctions; and (v) Accepted
Servicing Practices.

      Appraised Value: With respect to any Mortgaged Property, the lesser of (i)
the value thereof as determined by an appraisal made for the Originator of the
Mortgage Loan at the time of origination of the Mortgage Loan and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan, provided, however, in the case of a Refinanced
Mortgage Loan, such value of the Mortgaged Property is based solely upon the value determined by an appraisal made for the originator of such Refinanced
Mortgage Loan at the time of origination of such Refinanced Mortgage Loan.

      Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale or transfer of the Mortgage Loan.

      Assignment and Assumption: An assignment and assumption agreement in the form of Exhibit D hereto.

      BIF: The Bank Insurance Fund, or any successor thereto.

      Business Day: Any day other than: (i) a Saturday or Sunday, or (ii) a legal holiday in the State of New York, or (iii) a day on which banks in the
State of New York are authorized or obligated by law or executive order to be closed.

      Closing Date: January 26, 2005, or such other date as shall be mutually agreed upon by the parties hereto.

      Code: The Internal Revenue Code of 1986, as amended, or any successor statute thereto.

      Condemnation Proceeds: All awards or settlements in respect of a Mortgaged
Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage
Loan Documents.

      Consumer Information: Information including but not limited to all personal information about the Mortgagors that is supplied to the Seller on behalf of the Mortgagors.

      Co-op Lease: With respect to a Co-op Loan, the lease with respect to a dwelling unit occupied by the Mortgagor and relating to the stock allocated to the related dwelling unit.

                                                                               2

      Co-op Loan: A Mortgage Loan secured by the pledge of stock allocated to a dwelling unit in a residential cooperative housing corporation and a collateral assignment of the related Co-op Lease.

      Custodial Account: Each separate demand account or accounts created and maintained pursuant to Section 4.04 which shall be entitled "Chase Home Finance
LLC In Trust For Bank of America, National Association owner of various whole loan series P&I" and shall be established in an Eligible Account, in the name of the Person that is the Purchaser with respect to the related Mortgage Loans.

      Cut-off Date: January 1, 2005.

      Determination Date: The 15th day (or if such 15th day is not a Business
Day, the Business Day immediately preceding such 15th day) of the month of the related Remittance Date.

      Due Date: The day of the month on which the Monthly Payment is due on a
Mortgage Loan, exclusive of any days of grace.

      Due Period: With respect to any Remittance Date, the period commencing on the second day of the month preceding the month of such Remittance Date and ending on the first day of the month of such Remittance Date.

      Eligible Account: An account established and maintained: (a) within FDIC insured accounts (or other accounts with comparable insurance coverage acceptable to the Rating Agencies) created, maintained and monitored by the
Seller so that all funds deposited therein are fully insured, (b) with the corporate trust department of a financial institution assigned one of the two highest long-term debt ratings and the highest short term debt rating of each
Rating Agency, and, if ownership of the Mortgage Loans is evidenced by mortgaged backed securities, the equivalent ratings of the Rating Agencies, and held such that the rights of the Purchaser and the owner of the Mortgage Loans shall be fully protected against the claims of any creditors of the Seller and of any creditors or depositors of the institution in which such account is maintained and (c) in a separate non-trust account without FDIC or other insurance in an
Eligible Institution. In the event that a Custodial Account is established pursuant to clause (b) or (c) of the preceding sentence, the Seller shall provide the Purchaser with written notice on the Business Day following the date on which the applicable institution fails to meet the applicable ratings requirements.

      Eligible Institution: An institution having (i) the highest short-term debt rating, and one of the two highest long-term debt ratings of each Rating
Agency; (ii) with respect to any Custodial Account, an unsecured long-term debt rating of at least one of the two highest unsecured long-term debt ratings of the Rating Agencies; or (iii) acceptable as a depository to FNMA or FHLMC under their respective Guides.

      Equity Take-Out Refinanced Mortgage Loan: A Refinanced Mortgage Loan the
proceeds of which were in excess of the outstanding principal balance of the existing mortgage loan.

                                                                               3

      Escrow Account: Each separate trust account or accounts created and maintained pursuant to Section 4.06 which shall be entitled "Chase Home Finance
LLC In Trust For Bank of America, National Association owner of various whole loan series and various mortgagors T&I" and shall be established in an Eligible
Account, in the name of the Person that is the Purchaser with respect to the related Mortgage Loans.

      Escrow Payments: With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other document.

      Event of Default: Any one of the conditions or circumstances enumerated in
Section 9.01.

      FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

      FHLMC: The Federal Home Loan Mortgage Corporation, commonly referred to as
Freddie Mac, or any successor thereto.

      FHLMC Guide: The FHLMC Single Family Seller/Servicer Guide and all
amendments or additions thereto.

      Fidelity Bond: A fidelity bond to be maintained by the Seller pursuant to
Section 4.12.

      FIRREA: The Financial Institutions Reform, Recovery, and Enforcement Act
of 1989.

      First Remittance Date: February 18, 2005, or if such day is not a Business
Day, the first Business Day immediately preceding such date.

      FNMA: The Federal National Mortgage Association, commonly referred to as
Fannie Mae, or any successor thereto.

      FNMA Guides: The FNMA Sellers' Guide and the FNMA Servicers' Guide and all
amendments or additions thereto.

      GAAP: Generally accepted accounting principles, consistently applied.

      Guidelines: The FNMA Sellers' Guide, the FNMA Servicers' Guide and the
FHLMC Single Family Seller/Servicer Guide.

      HUD: The United States Department of Housing and Urban Development or any
successor thereto.

      Insurance Proceeds: With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

                                                                               4

      Liquidation Proceeds: Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such
Mortgage Loan, trustee's sale, foreclosure sale or otherwise, or the sale of the related Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan.

      Loan-to-Value Ratio or LTV: With respect to any Mortgage Loan, the ratio of the original outstanding principal amount of the Mortgage Loan, to (i) the
Appraised Value of the Mortgaged Property at origination with respect to a
Refinanced Mortgage Loan, and (ii) the lesser of the Appraised Value of the
Mortgaged Property at origination or the purchase price of the Mortgaged
Property with respect to all other Mortgage Loans.

      Manufactured Home: A single family residential unit that is constructed in a factory in sections in accordance with the Federal Manufactured Home
Construction and Safety Standards adopted on July 15, 1976, by the Department of
Housing and Urban Development ("HUD Code"), as amended in 2000, which preempts state and local building codes. Each unit is identified by the presence of a HUD
Plate/Compliance Certificate label. The sections are then transported to the site and joined together and affixed to a pre-built permanent foundation (which satisfies the manufacturer's requirements and all state, county, and local building codes and regulations). The manufactured home is built on a non-removable, permanent frame chassis that supports the complete unit of walls, floors, and roof. The underneath part of the home may have running gear (wheels, axles, and brakes) that enable it to be transported to the permanent site. The wheels and hitch are removed prior to anchoring the unit to the permanent foundation. The manufactured home must be classified as real estate and taxed accordingly.

      Monthly Advance: The aggregate of the advances made by the Seller on any
Remittance Date pursuant to Section 5.03.

      Monthly Payment: The scheduled monthly payment of principal and interest on a Mortgage Loan which is payable by a Mortgagor under the related Mortgage
Note.

      Monthly Remittance Advice: The report delivered by the Seller to the
Purchaser pursuant to Section 5.02 of this Agreement in the form annexed hereto as Exhibit I.

      Mortgage: With respect to a Mortgage Loan that is not a Co-op Loan, the mortgage, deed of trust or other instrument securing a Mortgage Note which creates a first lien on an unsubordinated estate in fee simple in real property securing the Mortgage Note. With respect to a Co-op Loan, the security agreement creating a security interest in the stock allocated to a dwelling unit in the residential cooperative housing corporation that was pledged to secure such
Co-op Loan and the related Co-op Lease.

      Mortgage File: The mortgage documents pertaining to a particular Mortgage
Loan which are specified in Exhibit A hereto and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

      Mortgage Impairment Insurance Policy: A mortgage impairment or blanket hazard insurance policy as required by Section 4.11.

                                                                               5

      Mortgage Interest Rate: The annual rate at which interest accrues on any
Mortgage Loan in accordance with the provisions of the related Mortgage Note.

      Mortgage Loan: An individual Mortgage Loan which is the subject of this
Agreement, each Mortgage Loan originally sold and subject to this Agreement being identified on the Mortgage Loan Schedule, which Mortgage Loan includes without limitation the Mortgage File, the Monthly Payments, Principal
Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds,
REO Disposition Proceeds, and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan, excluding replaced or repurchased Mortgage Loans.

      Mortgage Loan Documents: The documents listed in numbers 1 through 9, 16 and 23 on Exhibit A.

      Mortgage Loan Remittance Rate: With respect to each Mortgage Loan, the annual rate of interest remitted to the Purchaser, which shall be equal to the
Mortgage Interest Rate minus the Servicing Fee Rate.

      Mortgage Loan Schedule: The schedule of Mortgage Loans annexed hereto as
Exhibit F, such schedule setting forth the following information with respect to each Mortgage Loan in the related Mortgage Loan Package:

      (1)   the Seller's Mortgage Loan identifying number;

      (2)   the Mortgagor's name;

      (3)   the street address of the Mortgaged Property including the city, state and zip code;

      (4)   a code indicating whether the Mortgaged Property is owner-occupied, a second home or an investor property;

      (5)   the type of residential property constituting the Mortgaged
Property;

      (6)   the original months to maturity or the remaining months to maturity from the Cut-off Date, in any case based on the original amortization schedule and, if different, the maturity expressed in the same manner but based on the actual amortization schedule;

      (7)   the Loan-to-Value Ratio at origination;

      (8)   the Mortgage Interest Rate;

      (9)   the stated maturity date;

      (10)  the amount of the Monthly Payment as of the Cut-off Date;

      (11)  the original principal amount of the Mortgage Loan;

                                                                               6

      (12)  the principal balance of the Mortgage Loan as of the opening of business on the Cut-off Date, after deduction of payments of principal due on or before the Cut-off Date whether or not collected;

      (13)  a code indicating the purpose of the Mortgage Loan (i.e., purchase, rate and term refinance, equity take-out refinance);

      (14)  a code indicating the documentation style (i.e. full, alternative or reduced);

      (15)  the number of times during the twelve (12) month period preceding the Closing Date that any Monthly Payment has been received more than thirty
(30) days after its Due Date;

      (16)  the date on which the first payment is or was due;

      (17)  a code indicating whether or not the Mortgage Loan is the subject of
Primary Mortgage Insurance and, if so, the name of the policy issuer; and

      (18)  the Appraisal Value.

      With respect to the Mortgage Loans in the aggregate, the Mortgage Loan
Schedule shall set forth the following information, as of the Cut-off Date:

      (1)   the number of Mortgage Loans;

      (2)   the current aggregate outstanding principal balance of the Mortgage
Loans;

      (3)   the weighted average Mortgage Interest Rate of the Mortgage Loans;
and

      (4)   the weighted average maturity of the Mortgage Loans;

      Mortgage Note: The note or other evidence of the indebtedness of a
Mortgagor secured by a Mortgage.

      Mortgaged Property: With respect to a Mortgage Loan that is not a Co-op
Loan, the underlying real property securing repayment of a Mortgage Note, consisting of a single parcel of real estate considered to be real estate under the laws of the State in which such real property is located, which may include condominium units and planned unit developments, improved by a residential dwelling; except that with respect to real property located in jurisdictions in which the use of leasehold estates for residential properties is a widely-accepted practice, a leasehold estate of the Mortgagor, the term of which is equal to or longer than the term of the Mortgage. With respect to a Co-op
Loan, the stock allocated to a dwelling unit in the residential cooperative housing corporation that was pledged to secure such Co-op Loan and the related
Co-op Lease.

      Mortgagor: The obligor on a Mortgage Note.

      Negative Amortization: A gradual increase in the mortgage debt that occurs when the monthly fixed installment is not sufficient for full application to both principal and interest. The interest shortage is added to the unpaid principal balance to create "negative" amortization.

                                                                               7

      OCC: Office of the Comptroller of the Currency, its successors and assigns.

      Officers' Certificate: A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Senior Vice President or a Vice
President and by the Treasurer or the Secretary or one of the Assistant
Treasurers or Assistant Secretaries of the Seller, and delivered to the
Purchaser as required by this Agreement.

      Opinion of Counsel: A written Opinion of Counsel, who may be an employee of the party on behalf of whom the opinion is being given, reasonably acceptable to the Purchaser, provided that any Opinion of Counsel relating to (a)
qualification of the Mortgage Loans in a REMIC or (b) compliance with the REMIC
Provisions, must be an Opinion of Counsel who (i) is in fact independent of the
Servicer of the Mortgage Loans, (ii) does not have any material direct or indirect financial interest in the Servicer of the Mortgage Loans or in an affiliate of either and (iii) is not connected with the Servicer of the Mortgage
Loans as an officer, employee, director or person performing similar functions.
The cost of the preparation and delivery of any such independent opinion requested by the Trustee shall be an expense of the Trust Fund unless Purchaser decides, in its own discretion, to bear such expense for the Trust Fund, in which case any such cost will be borne by Purchaser.

      Originator: With respect to any Mortgage Loan, the entity(ies) that (i)
took the Mortgagor's loan application (ii) processed the Mortgagor's loan application, or (iii) closed and/or funded the Mortgagor's Mortgage Loan.

      Pass-Through Transfer: Either (i) a Securitization or (ii) a synthetic securitization in which some or all of the Mortgage Loans are included as part of the reference portfolio relating to such securitization.

      Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

      Prepayment Interest Shortfall Amount: With respect to any Mortgage Loan that is subject to a voluntary (not including discounted payoffs) Principal
Prepayment in full or in part during the related Principal Prepayment Period, which Principal Prepayment was applied to such Mortgage Loan prior to such
Mortgage Loan's Due Date in such related Principal Prepayment Period, the amount of interest (net of the related Servicing Fee for Principal Prepayments in full only) that would have accrued on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to such Mortgage Loan and ending on the last day of the Principal
Prepayment Period.

      Primary Mortgage Insurance Policy: Each primary policy of mortgage insurance represented to be in effect pursuant to the Mortgage Loan Schedule, or any replacement policy therefor obtained by the Seller pursuant to Section 4.08 in each case, in a form acceptable to FNMA or FHLMC and issued by a Qualified
Insurer.

                                                                               8

      Prime Rate: The prime rate announced to be in effect from time to time as published as the average rate in The Wall Street Journal (Northeast Edition).

      Principal Prepayment: Any payment or other recovery of principal on a
Mortgage Loan full or partial which is received in advance of its scheduled Due
Date, including any prepayment penalty or premium thereon and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

      Principal Prepayment Period: With respect to any Remittance Date, the calendar month immediately preceding the month in which the related Remittance
Date occurs.

      Prior Servicer: Any Person that was a servicer of any Mortgage Loan before
Seller became the Servicer of the Mortgage Loan, if applicable.

      Purchase Price: As defined in Section 2.02.

      Purchase Price and Terms Letter: As defined in the Recitals to this
Agreement.

      Purchaser: Bank of America, National Association, its successors in interest and assigns.

      Qualified Appraiser: An appraiser, duly appointed by the Seller, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and such appraiser and the appraisal made by such appraiser both satisfy the requirements of Title XI of FIRREA and the regulations promulgated thereunder, all as in effect on the date the Mortgage
Loan was originated.

      Qualified Insurer: An insurance company duly qualified as such under the laws of the states in which the Mortgaged Properties are located, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided, approved as an insurer by FNMA and
FHLMC.

      Rating Agencies: Standard & Poor's Ratings Services, a division of The
McGraw-Hill Companies Inc., Moody's Investors Service, Inc. or, in the event that some or all ownership of the Mortgage Loans is evidenced by mortgage-backed securities, the nationally recognized rating agencies issuing ratings with respect to such securities, if any.

      Reconstitution Agreement: Any of the agreement or agreements entered into by the Purchaser and/or certain third parties, and if necessary the Seller, on the Reconstitution Date or Dates with respect to any or all of the Mortgage
Loans conveyed hereunder, in connection with a Whole Loan Transfer, Agency
Transfer, or a Pass-Through Transfer as set forth in Section 11.01.

      Reconstitution Date: The date or dates on which any or all of the Mortgage
Loans purchased pursuant to this Agreement shall be reconstituted as part of a
Whole Loan Transfer, Agency Transfer, or a Pass-Through Transfer pursuant to
Section 11.01.

                                                                               9

      Refinanced Mortgage Loan: A Mortgage Loan which was made to a Mortgagor who owned the Mortgaged Property prior to the origination of such Mortgage Loan and the proceeds of which were used in whole or part to satisfy an existing mortgage.

      Regulation X: HUD regulations implementing RESPA.

      REMIC: A "real estate mortgage investment conduit," as such term is defined in the Code.

      REMIC Provisions: Provisions of the federal income tax law relating to a
REMIC, which appear at Section 860A through 860G of Subchapter M of Chapter 1,
Subtitle A of the Code, and related provisions, and regulations, rulings or pronouncements promulgated thereunder, as the foregoing may be in affect from time to time.

      Remittance Date: The 18th day of any month, beginning with the First
Remittance Date, or if such 18th day is not a Business Day, the first Business
Day immediately preceding such 18th day.

      REO Disposition: The final sale by the Seller of any REO Property.

      REO Disposition Proceeds: Amounts received by the Seller in connection with a related REO Disposition.

      REO Property: A Mortgaged Property acquired by the Seller on behalf of the
Purchaser as described in Section 4.13.

      Repurchase Price: During the first 365 days after the Closing Date, the
Repurchase Price shall be a price equal to the Purchase Price Percentage, as defined in the Purchase Price and Terms Letter, times the outstanding principal balance of such Mortgage Loan, plus accrued interest at the annual rate of interest borne on the Mortgage Note, less the Servicing Fee. Beginning 365 days following the Closing Date, the Repurchase Price shall be a price equal to par
(100%) times the outstanding principal balance of such Mortgage Loan, plus accrued interest at the annual rate of interest borne on the Mortgage Note.

      RESPA: The Real Estate Settlement Procedures Act, as amended.

      SAIF: The Savings Association Insurance Fund, or any successor thereto.

      Sarbanes Certifying Party: A Person who provides certification required under the Sarbanes-Oxley Act of 2002 in connection with a Securitization or other securitization transaction.

      Securitization: The transfer of the Mortgage Loans to a trust formed as part of a publicly issued and/or privately placed, rated securitization, including the issuance of the related securities.

                                                                              10

      Seller's Officer's Certificate: A certificate signed by the Chairman of the Board, President, any Vice President or Treasurer of Seller which shall (i)
identify the recorded document, (ii) state that the recorded document has not been delivered to the Purchaser, or its designee, due solely to a delay by the public recording office, and (iii) specify the date the Seller expects that the applicable recorded document will be delivered to the Purchaser or its designee.

      Servicer: Chase Home Finance LLC, its successors and assigns.

      Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses (including reasonable attorneys' fees and disbursements) incurred in the performance by the Seller of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement, administrative or judicial proceedings, or any legal work or advice specifically related to servicing the Mortgage Loans, including but not limited to, foreclosures, bankruptcies, condemnations, drug seizures, elections, foreclosures by subordinate or superior lienholders, and other legal actions incidental to the servicing of the Mortgage Loans (provided that such expenses are reasonable and that the Seller specifies the Mortgage Loan(s) to which such expenses relate, and provided further that any such enforcement, administrative or judicial proceeding does not arise out of a breach of any representation, warranty or covenant of the Seller hereunder), (c) the management and liquidation of the Mortgaged Property if the Mortgaged Property is acquired in full or partial satisfaction of the Mortgage, (d) taxes, assessments, water rates, sewer rates and other charges which are or may become a lien upon the
Mortgaged Property, and Primary Mortgage Insurance Policy premiums and fire and hazard insurance coverage, (e) any expenses reasonably sustained by the Seller, as servicer, with respect to the liquidation of the Mortgaged Property in accordance with the terms of this Agreement and (f) compliance with the obligations under Section 4.08.

      Servicing Fee: With respect to each Mortgage Loan, the amount of the annual fee the Purchaser shall pay to the Seller, which shall, for a period of one full month, be equal to one-twelfth of the product of (a) the Servicing Fee
Rate and (b) the outstanding principal balance of such Mortgage Loan. Such fee shall be payable monthly, computed on the basis of the same principal amount and period respecting which any related interest payment on a Mortgage Loan is computed. The obligation of the Purchaser to pay the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion
(including recoveries with respect to interest from Liquidation Proceeds, to the extent permitted by Section 4.05) of such Monthly Payment collected by the
Seller, or as otherwise provided under Section 4.05.

      Servicing Fee Rate: The Servicing Fee Rate shall be a rate per annum equal to 25 basis points (0.25%).

      Servicing File: With respect to each Mortgage Loan, the file retained by the Seller consisting of originals of all documents in the Mortgage File which are not delivered to the Purchaser or its designee and copies of the Mortgage
Loan Documents listed in Exhibit A, the originals of which are delivered to the
Purchaser or its designee pursuant to Section 2.04.

                                                                              11

      Servicing Officer: Any officer of the Seller involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Seller to the Purchaser upon request, as such list may from time to time be amended.

      Servicing Rights: Means the obligations to collect the payments for the reduction of principal and application of interest, pay taxes and insurance, remit collected payments, provide foreclosure services, provide full escrow administration and otherwise administer the Mortgage Loans in accordance with
Applicable Requirements, together with the right to receive the servicing fee income and any ancillary income arising from or connected to the Mortgage Loans.
Servicing Rights shall include retention of the related escrow or impound accounts created and maintained by Seller with respect to the Mortgage Loans for the deposit and retention of interest and principal, taxes, assessments or grounds rents, hazard and mortgage insurance and other related escrow or custodial items.

      Stated Principal Balance: As to each Mortgage Loan as of any date of determination, (i) the principal balance of such Mortgage Loan at the Cut-off
Date after giving effect to payments of principal due on or before such date, whether or not received, minus (ii) all amounts previously distributed to the
Purchaser with respect to the Mortgage Loan representing payments or recoveries of principal or advances in lieu thereof.

      Subservicer: Any subservicer which is subservicing the Mortgage Loans pursuant to a Subservicing Agreement. Any Subservicer shall meet the qualifications set forth in Section 4.01.

      Subservicing Agreement: An agreement between the Seller and a Subservicer for the servicing of the Mortgage Loans.

      Trust: Any trust identified by Purchaser into which Mortgage Loans have been placed as part of a reconstitution.

      Trust Agreement: The agreement pursuant to which the Trust is created.

      Trustee: Any trustee identified by Purchaser in connection with any Trust.

      Trust Fund: Any trust fund identified by the Trustee with respect to a
Trust.

                                   ARTICLE II

                          SERVICING OF MORTGAGE LOANS;
                 RECORD TITLE AND POSSESSION OF MORTGAGE FILES;
                     BOOKS AND RECORDS; CUSTODIAL AGREEMENT;
                       DELIVERY OF MORTGAGE LOAN DOCUMENTS

      Section 2.01.  Agreement to Purchase.

      The Seller agrees to sell and the Purchaser agrees to purchase the
Mortgage Loans, exclusive of the Servicing Rights associated therewith, having an aggregate principal balance on

                                                                              12

the Cut-off Date in an amount as set forth in the Mortgage Loan Schedule. The
Seller shall deliver the Mortgage Loan Schedule for the Mortgage Loans to be
purchased on the Closing Date to the Purchaser at least two (2) Business Days prior to the Closing Date.

      Section 2.02.  Purchase Price.

      The Purchase Price for each Mortgage Loan shall be the percentage of par as stated in the Purchase Price and Terms Letter (subject to adjustment as provided therein), multiplied by the aggregate principal balance, as of the
Cut-off Date, of the Mortgage Loans listed on the attached Mortgage Loan
Schedule, after application of scheduled payments of principal due on or before the Cut-off Date whether or not collected. The initial principal amount of the
Mortgage Loans shall be the aggregate principal balance of the Mortgage Loans, so computed as of the Cut-off Date.

      In addition to the Purchase Price as described above, the Purchaser shall pay to the Seller, at closing, accrued interest on the Stated Principal Balance of the Mortgage Loans as of the Cut-off Date at the weighted average Mortgage
Loan Remittance Rate of the Mortgage Loans.

      The Purchase Price plus accrued interest as set forth in the preceding paragraph shall be paid on the Closing Date by wire transfer of immediately available funds.

      The Purchaser shall be entitled to (1) all scheduled principal due after the Cut-off Date, (2) all other recoveries of principal collected on or after the Cut-off Date (provided, however, that all scheduled payments of principal due on or before the Cut-off Date and collected by the Seller or any successor servicer after the Cut-off Date shall belong to the Seller), and (3) all payments of interest on the Mortgage Loans net of applicable Servicing Fees
(minus that portion of any such payment which is allocable to the period prior to the Cut-off Date). The outstanding principal balance of each Mortgage Loan as of the Cut-off Date is determined after application of payments of principal due on or before the Cut-off Date whether or not collected, together with any unscheduled Principal Prepayments collected prior to the Cut-off Date; provided, however, that payments of scheduled principal and interest prepaid for a Due
Date beyond the Cut-off Date shall not be applied to the principal balance as of the Cut-off Date. Such prepaid amounts shall be the property of the Purchaser.
The Seller shall deposit any such prepaid amounts into the Custodial Account, which account is established for the benefit of the Purchaser for subsequent remittance by the Seller to the Purchaser.

      If, subsequent to the Closing Date, the amount on which the Purchase Price with respect to a Mortgage Loan was based is found to be in error, or if, for any other reason, the Purchase Price or such other amounts are found to be in error, within ten (10) Business Days of the receipt of information sufficient to provide notice that payment is due the party benefiting from the error shall pay an amount sufficient to correct and reconcile the Purchase Price plus interest thereon at an agreed upon market rate or such other amounts and shall provide a reconciliation statement and such other documentation sufficient reasonably to satisfy the other party concerning the accuracy of such reconciliation.

                                                                              13

      Section 2.03.  Servicing of Mortgage Loans.

      Simultaneously with the execution and delivery of this Agreement, the
Seller does hereby agree to service the Mortgage Loans listed on the Mortgage
Loan Schedule subject to the terms of this Agreement. The rights of the
Purchaser to receive payments with respect to the related Mortgage Loans shall be as set forth in this Agreement.

      Section 2.04.  Record Title and Possession of Mortgage Files; Maintenance
                     of Servicing Files.

      As of the Closing Date, the Seller shall sell, transfer, assign, set over and convey to the Purchaser, without recourse, and the Seller hereby acknowledges that as of the Closing Date the Purchaser shall have, subject to the terms of this Agreement, all of the right, title and interest of the Seller in and to the Mortgage Loans. The delivery of the Mortgage Files on the Closing
Date shall be at the expense of the Seller. The Seller shall maintain a
Servicing File consisting of a copy of the contents of each Mortgage File and the originals of the documents in each Mortgage File not delivered to the
Purchaser or its designee. The Servicing File shall contain all documents necessary to service the Mortgage Loans. The possession of each Servicing File by the Seller is at the will of the Purchaser, for the sole purpose of servicing the related Mortgage Loan, and such retention and possession by the Seller is in a custodial capacity only. From the Closing Date, the ownership of each Mortgage
Loan, including the Mortgage Note, the Mortgage, the contents of the related
Mortgage File and all rights, benefits, proceeds and obligations arising therefrom or in connection therewith, shall be vested in the Purchaser. All rights arising out of the Mortgage Loans including, but not limited to, all funds received on or in connection with the Mortgage Loans and all records or documents with respect to the Mortgage Loans prepared by or which come into the possession of the Seller shall be received and held by the Seller in trust for the benefit of the Purchaser as the owner of the Mortgage Loans. Any portion of the Mortgage Files retained by the Seller shall be appropriately identified in the Seller's computer system to clearly reflect the ownership of the Mortgage
Loans by the Purchaser. The Seller shall release its custody of the contents of the Mortgage Files only in accordance with written instructions of the
Purchaser, except when such release is required as incidental to the Seller's servicing of the Mortgage Loans or is in connection with a repurchase of any
Mortgage Loan or Loans with respect thereto pursuant to this Agreement, such written instructions shall not be required.

      Section 2.05.  Books and Records.

      The sale of each Mortgage Loan shall be reflected on the Seller's balance sheet and other financial statements as a sale of assets by the Seller. The
Seller shall be responsible for maintaining, and shall maintain, a complete set of books and records for the Mortgage Loans which shall be appropriately identified in the Seller's computer system to clearly reflect the ownership of the Mortgage Loan by the Purchaser. In particular, the Seller shall maintain in its possession, available for inspection by the Purchaser, or its designee and shall deliver to the Purchaser upon demand, evidence of compliance with all federal, state and local laws, rules and regulations, and requirements of FNMA or FHLMC, as applicable, including but not limited to documentation as to the method used in determining the applicability of the provisions of the Flood
Disaster Protection Act of 1973, as amended, to the Mortgaged Property, documentation

                                                                              14

evidencing insurance coverage and eligibility of any condominium project for approval by Seller and periodic inspection reports as required by Section 4.13.
To the extent that original documents are not required for purposes of realization of Liquidation Proceeds or Insurance Proceeds, documents maintained by the Seller may be in the form of microfilm or microfiche or such other reliable means of recreating original documents, including but not limited to, optical imagery techniques so long as the Seller complies with the requirements of the FNMA Guides.

      The Seller shall maintain with respect to each Mortgage Loan and shall make available for inspection by any Purchaser or its designee the related
Servicing File during the time the Purchaser retains ownership of a Mortgage
Loan and thereafter in accordance with applicable laws and regulations.

      In addition to the foregoing, Seller shall provide to any supervisory agents or examiners that regulate Purchaser, including but not limited to, the
Office of the Comptroller of the Currency ("OCC") and other comparable regulatory authorities supervising the Purchaser and other similar entities, access, during normal business hours, upon reasonable advance notice to Seller and without charge to Purchaser or such supervisory agents or examiners, to any documentation regarding the Mortgage Loans that may be required by any applicable regulator. It is anticipated that Purchaser will reimburse Seller for its out-of-pocket expenses incurred in complying with this requirement.

      Section 2.06.  Transfer of Mortgage Loans.

      The Seller shall keep at its servicing office books and records in which, subject to such reasonable regulations as it may prescribe, the Seller shall note transfers of Mortgage Loans. No transfer of a Mortgage Loan may be made unless such transfer is in compliance with the terms hereof. For the purposes of this Agreement, the Seller shall be under no obligation to deal with any person with respect to this Agreement or any Mortgage Loan unless a notice of the transfer of such Mortgage Loan has been delivered to the Seller in accordance with this Section 2.06 and the books and records of the Seller show such person as the owner of the Mortgage Loan. The Purchaser may, subject to the terms of this Agreement, sell and transfer one or more of the Mortgage Loans, provided, however, that (i) the transferee will not be deemed to be a Purchaser hereunder binding upon the Seller unless such transferee shall agree in writing to be bound by the terms of this Agreement and an original counterpart of the instrument of transfer and an Assignment and Assumption of this Agreement substantially in the form of Exhibit D hereto executed by the transferee shall have been delivered to the Seller, (ii) in no event shall there be more than four (4) Persons at any given time having the status of "Purchaser" under each of the Reconstitution Agreements, as more particularly described in Sections
11.01 and 12.12 hereunder, and (iii) if the Seller is to service pursuant to a
Reconstitution Agreement , such agreement will not contain any greater obligations on the part of the Seller than are contained in this Agreement. The
Purchaser also shall advise the Seller of the transfer. Upon receipt of notice of the transfer, the Seller shall mark its books and records to reflect the ownership of the Mortgage Loans of such assignee, and the previous Purchaser shall be released from its obligations hereunder with respect to the Mortgage
Loans sold or transferred.

                                                                              15

      Section 2.07.  Delivery of Mortgage Loan Documents.

      The Seller shall deliver and release to the Purchaser or its designee,
Wachovia Bank, National Association, the Mortgage Loan Documents. The Mortgage
Loan Documents shall be delivered by the Seller to the Purchaser or its designee, Wachovia Bank, National Association, at 4527 Metropolitan Court, Suite
C, Frederick, Maryland 21704, Attention: Ron Fisher, at least five (5) Business
Days prior to the Closing Date pursuant to a bailee letter agreement. All other documents in Exhibit A hereto, together with all other documents executed in connection with the Mortgage Loan that Seller may have in its possession, shall be retained by the Servicer in trust for the Purchaser. If the Seller cannot deliver the original recorded Mortgage Loan Documents or the original policy of title insurance, including riders and endorsements thereto, on the Closing Date, the Seller shall, promptly upon receipt thereof and in any case not later than
180 days from the Closing Date, deliver such original documents, including original recorded documents, to the Purchaser or its designee (unless the Seller is delayed in making such delivery by reason of the fact that such documents shall not have been returned by the appropriate recording office). If delivery is not completed within 180 days of the Closing Date solely due to delays in making such delivery by reason of the fact that such documents shall not have been returned by the appropriate recording office, Seller shall deliver a copy of such document, if not previously delivered, and a Seller's Officer's
Certificate to Purchaser, or its designee. In the event that documents have not been received by the date specified in the Seller's Officer's Certificate, a subsequent Seller's Officer's Certificate shall be delivered by such date specified in the prior Seller's Officer's Certificate, stating a revised date for receipt of documentation. The procedure shall be repeated until the documents have been received and delivered. The Seller shall continue to use commercially reasonable best efforts to effect delivery within 270 days of the
Closing Date.

      The Seller shall pay all initial recording fees, for the Assignments of
Mortgage or Form UCC-3's for Co-op Loans and any other fees in connection with the transfer of all original documents to the Purchaser or its designee. Seller shall prepare, in recordable form, all Assignments of Mortgage or Form UCC-3's for Co-op Loans necessary to assign the Mortgage Loans to Purchaser, or its designee. Seller shall be responsible for recording the Assignments of Mortgage or Form UCC-3's for Co-op Loans.

      Seller shall provide a copy of the title insurance policy to Purchaser or its designee within ninety (90) days of the receipt of the recorded documents
(required for issuance of such policy) from the applicable recording office.

      Any review by the Purchaser, or its designee, of the Mortgage Files shall in no way alter or reduce the Seller's obligations hereunder.

      If the Purchaser or its designee discovers any defect with respect to a
Mortgage File, the Purchaser shall, or shall cause its designee to, give written specification of such defect to the Seller in the exception report or the certification delivered pursuant to this Section 2.07, and the Seller shall cure or repurchase such Mortgage Loan in accordance with Section 3.03.

                                                                              16

      The Seller shall forward to the Purchaser, or its designee, original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with Section 4.01 or 6.01 in accordance with the FNMA Guides; provided, however, that the Seller shall provide the Purchaser, or its designee, with a certified true copy of any such document submitted for recordation within one week of its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within sixty (60) days of its submission for recordation.

      From time to time, in order to fulfill its obligations hereunder, the
Seller may have a need for Mortgage Loan Documents to be released by Purchaser, or its designee. Purchaser shall, or shall cause its designee, upon the written request of the Seller, within ten (10) Business Days, deliver to the Seller, any requested documentation previously delivered to Purchaser or its designee as part of the Mortgage File, provided that such documentation is promptly returned to Purchaser, or its designee, when the Seller no longer requires possession of the document, and provided that during the time that any such documentation is held by the Seller, such possession is in trust for the benefit of Purchaser.
Seller shall indemnify Purchaser, and its designee, from and against any and all losses, claims, damages, penalties, fines, forfeitures, costs and expenses
(including court costs and reasonable attorney's fees) resulting from or related to the loss, damage, or misplacement of any documentation delivered to Seller pursuant to this paragraph.

      Any and all documents required to be delivered pursuant to this Section
2.07 other than those Mortgage Loan Documents required to be delivered within five (5) Business Days prior to the Closing Date pursuant to a bailee letter agreement shall be delivered to the following addressee: Wachovia Bank, National
Association, 4527 Metropolitan Court, Suite C, Frederick, Maryland 21704,
Attention: Ron Fisher.

      Section 2.08.  Quality Control Procedures.

      The Seller must have an internal quality control program that verifies, on a regular basis, the existence and accuracy of the legal documents, credit documents, property appraisals, and underwriting decisions. The program must be capable of evaluating and monitoring the overall quality of its loan production and servicing activities. The program is to ensure that the Mortgage Loans are originated and serviced in accordance with prudent mortgage banking practices and accounting principles; guard against dishonest, fraudulent, or negligent acts; and guard against errors and omissions by officers, employees, or other authorized persons.

                                   ARTICLE III

                        REPRESENTATIONS AND WARRANTIES OF
                THE SELLER; REPURCHASE; REVIEW OF MORTGAGE LOANS

      Section 3.01.  Representations and Warranties of the Seller.

      The Seller represents, warrants and covenants to the Purchaser that as of the Closing Date or as of such date specifically provided herein:

                                                                              17

      (a)     The Seller is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has all licenses necessary to carry out its business as now being conducted, and is licensed and qualified to transact business in and is in good standing under the laws of each state in which any Mortgaged Property is located or is otherwise exempt under applicable law from such licensing or qualification or is otherwise not required under applicable law to effect such licensing or qualification and no demand for such licensing or qualification has been made upon such Seller by any such state, and in any event such Seller is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of each
Mortgage Loan and the servicing of the Mortgage Loans in accordance with the terms of this Agreement;

      (b)     The Seller has the full power and authority and legal right to hold, transfer and convey each Mortgage Loan, to sell each Mortgage Loan and to execute, deliver and perform, and to enter into and consummate all transactions contemplated by this Agreement and to conduct its business as presently conducted, has duly authorized the execution, delivery and performance of this
Agreement and any agreements contemplated hereby, has duly executed and delivered this Agreement, and any agreements contemplated hereby, and this
Agreement and each Assignment of Mortgage to the Purchaser and any agreements contemplated hereby, constitutes a legal, valid and binding obligation of the
Seller, enforceable against it in accordance with its terms, and all requisite corporate action has been taken by the Seller to make this Agreement and all agreements contemplated hereby valid and binding upon the Seller in accordance with their terms;

      (c)     None of the execution and delivery of this Agreement, the
origination of the Mortgage Loans by the Seller, the sale of the Mortgage Loans to the Purchaser, the consummation of the transactions contemplated hereby, or the fulfillment of or compliance with the terms and conditions of this Agreement will conflict with any of the terms, conditions or provisions of the Seller's charter or by-laws or materially conflict with or result in a material breach of any of the terms, conditions or provisions of any legal restriction or any agreement or instrument to which the Seller is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the material violation of any law, rule, regulation, order, judgment or decree to which the Seller or its property is subject or impair the ability of the Purchaser to realize on the Mortgage Loans or impair the value of the Mortgage Loans;

      (d)     Each Mortgage Note, each Mortgage, each Assignment of Mortgage and any other documents required pursuant to this Agreement to be delivered to the
Purchaser or its designee, or its assignee for each Mortgage Loan, have been, on or before the Closing Date, delivered to the Purchaser or its designee, or its assignee;

      (e)     There is no litigation, suit, proceeding or investigation pending or threatened, or any order or decree outstanding, with respect to the Seller which is reasonably likely to have a material adverse effect on the sale or servicing of the Mortgage Loans, the execution, delivery, performance or enforceability of this Agreement, or which is reasonably likely to have a material adverse effect on the financial condition of the Seller.;

                                                                              18

      (f)     No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement, except for consents, approvals, authorizations and orders which have been obtained;

      (g)     The consummation of the transactions contemplated by this
Agreement is in the ordinary course of business of the Seller, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller
pursuant to this Agreement are not subject to bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

      (h)     The Seller is a member of MERS in good standing;

      (i)     The Seller used no adverse selection procedures in selecting from among the outstanding first lien residential mortgage loans owned by it which were available for inclusion in the sale to Purchaser;

      (j)     The Seller will treat the sale of the Mortgage Loans to the
Purchaser as a sale for reporting and accounting purposes and, to the extent appropriate, for federal income tax purposes;

      (k)     The Seller is an approved seller/servicer of residential mortgage loans for FNMA/FHLMC and HUD, with such facilities, procedures and personnel necessary for the sound servicing of such mortgage loans. The Seller is duly qualified, licensed, registered and otherwise authorized under all applicable federal, state and local laws, and regulations, if applicable, meets the minimum capital requirements set forth by the OCC, and is in good standing to sell mortgage loans to and service mortgage loans for FNMA/FHLMC and no event has occurred which would make Seller unable to comply with eligibility requirements or which would require notification to either FNMA or FHLMC;

      (l)     The Seller does not believe, nor does it have any cause or reason to believe, that it cannot perform each and every covenant contained in this
Agreement. The Seller is solvent and the sale of the Mortgage Loans will not cause the Seller to become insolvent. The sale of the Mortgage Loans is not undertaken with the intent to hinder, delay or defraud any of the Seller's creditors;

      (m)     No statement, tape, diskette, form, report or other document prepared by, or on behalf of, Seller pursuant to this Agreement or in connection with the transactions contemplated hereby, contains or will contain any statement that is or will be inaccurate or misleading in any material respect;

      (n)     The Seller acknowledges and agrees that the Servicing Fee
represents reasonable compensation for performing such services and that the entire Servicing Fee shall be treated by the Seller, for accounting and tax purposes, as compensation for the servicing and administration of the Mortgage
Loans pursuant to this Agreement; in the opinion of Seller, the consideration received by Seller upon the sale of the Mortgage Loans to Purchaser under this
Agreement constitutes fair consideration for the Mortgage Loans under current market conditions;

                                                                              19

      (o)     If requested by the Purchaser, the Seller has delivered to the
Purchaser financial statements as to its last two complete fiscal years. All such financial statements fairly present the pertinent results of operations and changes in financial position for each of such periods and the financial position at the end of each such period of the Seller and its subsidiaries and have been prepared in accordance with GAAP consistently applied throughout the periods involved, except as set forth in the notes thereto. There has been no change in the business, operations, financial condition, properties or assets of the Seller since the date of the Seller's financial statements that would have a material adverse effect on its ability to perform its obligations under this
Agreement; and

      (p)     The Seller has not dealt with any broker, investment banker, agent or other person that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans.

      Section 3.02.  Representations and Warranties as to Individual Mortgage
                     Loans.

      The Seller hereby represents and warrants to the Purchaser, as to each
Mortgage Loan, as of the Closing Date (unless another date is specified in the body of the representation and warranty) as follows:

      (a)     The information set forth in the Mortgage Loan Schedule and in the electronic data file provided to the Purchaser by the Seller on or about January
21, 2005, with respect to the Mortgage Loans is complete, true and correct in all material respects as of the Cut-Off Date;

      (b)     With respect to a Mortgage Loan that is not a Co-op Loan, the
Mortgage creates a valid, subsisting and enforceable first lien or a first priority ownership interest in an estate in fee simple in real property securing the related Mortgage Note. With respect to a Mortgage Loan that is a Co-op Loan, the Mortgage creates a first lien or a first priority ownership interest in the stock ownership associated with the cooperative unit securing the related
Mortgage Note;

      (c)     All payments due prior to the Cut-off Date for such Mortgage Loan have been made and credited as of the Closing Date; there are no defaults under the terms of the Mortgage Loan; the Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the
Mortgagor, directly or indirectly, for the payment of any amount required by the
Mortgage Loan; and there has been no more than one delinquency during the preceding twelve-month period, and such delinquency did not last more than thirty (30) days;

      (d)     There are no defaults by Seller in complying with the terms of the
Mortgage, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or escrow funds have been established in an amount sufficient to pay for every such escrowed item which remains unpaid and which has been assessed but is not yet due and payable;

      (e)     The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which have been recorded to the extent any such recordation is required by law, or, necessary to protect the interest

                                                                              20

of the Purchaser. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, from the terms thereof except in connection with an assumption agreement and which assumption agreement is part of the Mortgage File and the terms of which are reflected in the Mortgage Loan Schedule; the substance of any such waiver, alteration or modification has been approved by the issuer of any related
Primary Mortgage Insurance Policy and title insurance policy, to the extent required by the related policies;

      (f)     The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including, without limitation, the defense of usury, nor will the operation of any of the terms of the Mortgage
Note or the Mortgage, or the exercise of any right thereunder, render the
Mortgage Note or Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto; and the Mortgagor was not a debtor in any state or federal bankruptcy or insolvency proceeding at the time the Mortgage
Loan was originated;

      (g)     All buildings or other customarily insured improvements upon the
Mortgaged Property are insured by an insurer acceptable under the FNMA Guides, against loss by fire, hazards of extended coverage and such other hazards as are provided for in the FNMA Guides or by FHLMC, as well as all additional requirements set forth in Section 4.10 of this Agreement. All such standard hazard policies are in full force and effect and on the date of origination contained a standard mortgagee clause naming the Seller and its successors in interest and assigns as mortgagee loss payee and such clause is still in effect and all premiums due thereon have been paid. If required by the Flood Disaster
Protection Act of 1973, as amended, the Mortgage Loan is covered by a flood insurance policy meeting the requirements of the current guidelines of the
Federal Insurance Administration which policy conforms to FNMA and FHLMC requirements, as well as all additional requirements set forth in Section 4.10 of this Agreement. Such policy was issued by an insurer acceptable under FNMA or
FHLMC guidelines. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor. The hazard insurance policy is the valid and binding obligation of the Insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Purchaser upon the consummation of the transactions contemplated by this Agreement. The Seller has not engaged in, and has no knowledge of the Mortgagor's or any Originator's or Prior
Servicer's having engaged in, any act or omission which would impair the coverage of any such policy, the benefits of the endorsement provided for herein, or the validity and binding effect of either;

      (h)     Any and all requirements of any federal, state or local law including, without limitation, all applicable predatory, usury, truth-in-lending, RESPA, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan have been complied with; the
Seller has maintained, and as Servicer shall continue to maintain, evidence of such compliance as required by applicable law or regulation and shall make such evidence available for inspection at Seller's office during normal business hours upon reasonable advance notice;

                                                                              21

      (i)     The Mortgage has not been satisfied, canceled or subordinated, in whole or in part, or rescinded, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission. The Seller has not waived the performance by the Mortgagor of any action, if the Mortgagor's failure to perform such action would cause the
Mortgage Loan to be in default, nor has the Seller waived any default resulting from any action or inaction by the Mortgagor;

      (j)     The Mortgage is a valid, subsisting, enforceable and perfected first lien on the Mortgaged Property, including for Mortgage Loans that are not
Co-op Loans, on all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems affixed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing securing the Mortgage Note's original principal balance. The Mortgage and the Mortgage Note do not contain any evidence of any security interest or other interest or right thereto. Such lien is free and clear of all adverse claims, liens and encumbrances having priority over the first lien of the Mortgage subject only to (1) the lien of non-delinquent current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording which are acceptable to mortgage lending institutions generally and either (A) which are referred to in either the Originator's title insurance policy (to the extent short form policies are not utilized) or in the appraisal made for the
Originator of the Mortgage Loan, or (B) which do not adversely affect the
Appraised Value of the Mortgaged Property as set forth in such appraisal, and
(3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related
Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting, enforceable and perfected first lien and first priority security interest on the property described therein, and the Seller has the full right to sell and assign the same to the Purchaser;

      (k)     The Mortgage Note and the related Mortgage are original and genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in all respects in accordance with its terms subject to bankruptcy, insolvency and other laws of general application affecting the rights of creditors and the Seller has taken all action necessary to transfer such rights of enforceability to the Purchaser. All parties to the Mortgage Note and the Mortgage had the legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage. The Mortgage Note and
the Mortgage have been duly and properly executed by such parties. No fraud, error, omission, misrepresentation, negligence or similar occurrence with respect to a Mortgage Loan has taken place on the part of Seller or the
Mortgagor, or, to the best of Seller's knowledge, on the part of any other party involved in the origination of the Mortgage Loan. The proceeds of the Mortgage
Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been satisfied. All costs, fees and expenses incurred in making or closing the
Mortgage Loan and the recording of the Mortgage were paid or are in the process of being paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage;

                                                                              22

      (l)     The Seller is the sole owner of the Mortgage Loan and the
indebtedness evidenced by each Mortgage Note, and the Seller (or the Seller's designee, Mortgage Electronic Registration System, Inc. ("MERS")), is the holder of the Mortgage, except for the Assignments of Mortgage which have not yet been sent for recording or recorded, and upon recordation the Seller (or its designee, MERS) will be the holder of record of each Mortgage and the indebtedness evidenced by each Mortgage Note, and upon the sale of the Mortgage
Loans to the Purchaser, the Seller will retain the Mortgage Files or any part thereof with respect thereto not delivered to the Purchaser or the Purchaser's designee, in trust, only for the purpose of servicing and supervising the servicing of each Mortgage Loan. Immediately prior to the transfer and assignment to the Purchaser on the Closing Date, the Mortgage Loan, including the Mortgage Note and the Mortgage, were not subject to an assignment (other than the assignments to Seller's designee, MERS, if applicable), sale or pledge, and the Seller had good and marketable title to and was the sole owner thereof and had full right to transfer and sell the Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest and has the full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign the
Mortgage Loan pursuant to this Agreement and following the sale of the Mortgage
Loan, the Purchaser will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest. The Seller intends to relinquish all rights to possess, control and monitor the Mortgage Loan, except for the purposes of servicing the
Mortgage Loan as set forth in this Agreement. After the Closing Date, the Seller will have no right to modify or alter the terms of the sale of the Mortgage Loan and the Seller will have no obligation or right to repurchase the Mortgage Loan or substitute another Mortgage Loan, except as provided in this Agreement, or as otherwise agreed to by the Seller and the Purchaser;

      (m)     Each Mortgage Loan that is not a Co-op Loan is covered by an ALTA lender's title insurance policy or other generally acceptable form of policy or insurance acceptable to FNMA or FHLMC, issued by a title insurer acceptable to
FNMA or FHLMC and qualified to do business in the jurisdiction where the
Mortgaged Property is located, insuring (subject to the exceptions contained in
(j)(1), (2) and (3) above) the Seller, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the
Mortgage Loan. Where required by state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of the required mortgage title insurance. The Seller, its successors and assigns, are the sole insureds of such lender's title insurance policy, such title insurance policy has been duly and validly endorsed to the Purchaser or the assignment to the Purchaser of the
Seller's interest therein does not require the consent of or notification to the insurer and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy;

      (n)     There is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation

                                                                              23

or event permitting acceleration; and neither the Seller nor any prior mortgagee has waived any default, breach, violation or event permitting acceleration;

      (o)     There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to or equal to the lien of the related Mortgage;

      (p)     All improvements subject to the Mortgage which were considered in determining the Appraised Value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of the Mortgaged Property (and wholly within the project with respect to a condominium unit) and no improvements on adjoining properties encroach upon the Mortgaged Property except those which are insured against by the title insurance policy referred to in clause (m) above and all improvements on the Mortgaged Property comply with all applicable zoning and subdivision laws and ordinances;

      (q)     The Mortgage Loan was originated by or for the Seller. The
Mortgage Loan complies with all the terms, conditions and requirements of the
Seller's underwriting standards in effect at the time of origination of such
Mortgage Loan, a copy of which have been provided to the Purchaser. The Mortgage
Notes and Mortgages (exclusive of any riders) are on forms acceptable to FNMA or
FHLMC. Seller is currently selling loans to FNMA and/or FHLMC which are the same document forms as the Mortgage Notes and Mortgages (inclusive of any riders).
The Mortgage Loan bears interest at a fixed rate as set forth in the Mortgage
Loan Schedule, and Monthly Payments under the Mortgage Note are due and payable on the first day of each month. The Mortgage contains the usual and enforceable provisions for the acceleration of the payment of the unpaid principal amount of the Mortgage Loan if the related Mortgaged Property is sold or transferred without the prior consent of the mortgagee thereunder.;

      (r)     The Mortgaged Property is not subject to any material damage by waste, fire, earthquake, windstorm, flood or other casualty. At origination of the Mortgage Loan there was, there has not been, and there currently is, no proceeding pending, or to the actual knowledge of Seller threatened, for the total or partial condemnation of the Mortgaged Property. To the best of Seller's knowledge, there are no such proceedings scheduled to commence at a future date;

      (s)     The related Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (1) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (2) otherwise by judicial foreclosure. There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

      (t)     If the Mortgage constitutes a deed of trust, a trustee, authorized and duly qualified if required under applicable law to act as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses, except as may be required by local

                                                                              24

law, are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale or attempted sale after default by the Mortgagor;

      (u)     The Mortgage File contains an appraisal of the related Mortgaged
Property signed prior to the final approval of the mortgage loan application by a Qualified Appraiser, approved by the Seller, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the
Mortgage Loan, and the appraisal and appraiser both satisfy the requirements of
FNMA or FHLMC and Title XI FIRREA and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated. The appraisal is in a form acceptable to FNMA or FHLMC and was made by a Qualified Appraiser;

      (v)     All parties which have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (A) in compliance with any and all applicable licensing requirements of the laws of the state wherein the
Mortgaged Property is located, and (B) (1) organized under the laws of such state, or (2) qualified to do business in such state, or (3) federal savings and loan associations or national banks or a Federal Home Loan Bank or savings bank having principal offices in such state, or (4) not doing business in such state;

      (w)     The related Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to above and such collateral does not serve as security for any other obligation;

      (x)     The Mortgagor has received all disclosure materials required by applicable law with respect to the making of such mortgage loans;

      (y)     The Mortgage Loan does not contain "graduated payment",
"contingent interest", "shared appreciation" or "buy-down" features;

      (z)     The Mortgagor was not in bankruptcy on the date of origination of the Mortgage Loan and, to the best of the Seller's knowledge, as of the Cut-Off
Date, the Mortgagor is not insolvent or in bankruptcy and the Seller has no knowledge of any circumstances or condition with respect to the Mortgage, the
Mortgaged Property, the Mortgagor or the Mortgagor's credit standing that could reasonably be expected to cause investors to regard the Mortgage Loan as an unacceptable investment, cause the Mortgage Loan to become delinquent, or materially adversely affect the value or marketability of the Mortgage Loan;

      (aa)    The Mortgage Loans are fixed rate mortgage loans. The Mortgage
Loans have an original term to maturity of not more than thirty (30) years, with interest payable in arrears on the first day of each month. Each Mortgage Note requires equal monthly payments which are sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Interest Rate. No Mortgage Loan contains terms or provisions which would result in Negative Amortization.;

                                                                              25

      (bb)    In the event any Mortgage Loan has an LTV greater than 80.0% at origination, (i) the excess of the principal balance of the Mortgage Loan over
75.0% of the Appraised Value of the Mortgaged Property with respect to a
Refinanced Mortgage Loan, or (ii) the lesser of the Appraised Value or the purchase price of the Mortgaged Property with respect to a purchase money
Mortgage Loan, is insured as to payment defaults by a Primary Mortgage Insurance
Policy issued by a Qualified Insurer, except for any Primary Mortgage Insurance
Policy that is cancelled or terminated as required by law between the Cut-Off
Date and the Closing Date. All provisions of such Primary Mortgage Insurance
Policies referenced in the preceding sentence have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. No Mortgage Loan requires payment of such premiums, in whole or in part by the Purchaser. No action, inaction, or event has occurred and no state of facts exists that has or will result in the exclusion from, denial of, or defense to coverage. Any Mortgage Loan subject to a Primary Mortgage
Insurance Policy obligates the Mortgagor thereunder to maintain the Primary
Mortgage Insurance Policy and to pay all premiums and charges in connection therewith. The Mortgage Interest Rate for the Mortgage Loan as set forth on the
Mortgage Loan Schedule is net of any such insurance premium. As of the date of origination, no Mortgage Loan had an LTV greater than 95%;

      (cc)    The Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

      (dd)    As to Mortgage Loans that are not Co-op, the Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of a single parcel of real property with a detached single family residence erected thereon, or a two-to four-family dwelling, or an individual condominium unit in a condominium project, or an individual unit in a planned unit development, provided, however, that no residence or dwelling is a mobile home or
Manufactured Home. As of the date of origination, no portion of the Mortgaged
Property was used for commercial purposes (as per the FNMA Guides), and since the date of origination, to the best of the Seller's knowledge, no portion of the Mortgaged Property was used for commercial purposes (as per the FNMA
Guides);

      (ee)    Principal payments on the Mortgage Loan commenced no more than sixty (60) days after the funds were disbursed in connection with the Mortgage
Loan. The Mortgage Note is payable on the first day of each month in equal monthly installments of principal and interest, with interest calculated and payable in arrears, sufficient to amortize the Mortgage Loan fully by the stated
maturity date, over an original term of not more than thirty (30) years from commencement of amortization;

      (ff)    As of the date of origination of the Mortgage Loan, the Mortgaged
Property was lawfully occupied under applicable law, and all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

                                                                              26

      (gg)    If the Mortgaged Property is a condominium unit or a planned unit development (other than a de minimis planned unit development), or stock in a cooperative housing corporation, such condominium, cooperative, or planned unit development project meets Seller's eligibility requirements as set forth in
Seller's underwriting guidelines;

      (hh)    To the best of Seller's knowledge, there is no pending action or proceeding directly involving the Mortgaged Property in which compliance with any environmental law, rule or regulation is an issue; to the best of Seller's knowledge, there is no violation of any environmental law, rule or regulation with respect to the Mortgaged Property, and Seller has not received notice of any such violation; and nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to use and enjoyment of said property;

      (ii)    No Mortgage Loan was made in connection with the construction or rehabilitation of a Mortgaged Property or facilitating the trade-in or exchange of a Mortgaged Property;

      (jj)    No action has been taken or failed to be taken by Seller, on or prior to the Closing Date which has resulted or will result in an exclusion from, denial of, or defense to coverage under any Primary Mortgage Insurance
Policy (including, without limitation, any exclusions, denials or defenses which would limit or reduce the availability of the timely payment of the full amount of the loss otherwise due thereunder to the insured) whether arising out of actions, representations, errors, omissions, negligence, or fraud of the Seller, or for any other reason under such coverage;

      (kk)    The origination, collection and servicing practices used by the
Seller, any Originator and Prior Servicers, with respect to each Mortgage Note and Mortgage have been in compliance with Applicable Requirements, and in all material respects proper and prudent in the mortgage origination and servicing business. With respect to escrow deposits and payments that the Seller is entitled to collect, all such payments are in the possession of, or under the control of, the Seller, and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. All escrow payments have been collected in full compliance with state and federal law and the provisions of the related Mortgage Note and Mortgage. As to any
Mortgage Loan that is the subject of an escrow, escrow of funds is not prohibited by applicable law and has been established in an amount sufficient to pay for every escrowed item that remains unpaid and has been assessed but is not yet due and payable. No escrow deposits or other charges or payments due under the Mortgage Note have been capitalized under any Mortgage or the related
Mortgage Note;

      (ll)    With respect to each Co-op Loan, the related Mortgage is a valid, enforceable and subsisting first security interest on the related cooperative shares securing the related cooperative note and lease, subject only to (a)
liens of the cooperative for unpaid assessments representing the Mortgagor's pro rata share of the cooperative's payments for its blanket mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject and (b) other matters to which like collateral is commonly subject which do not materially interfere with the benefits of the security intended to be provided by the security agreement. There are no liens against or security interests in the

                                                                              27

cooperative shares relating to each Co-op Loan (except for unpaid maintenance, assessments and other amounts owed to the related cooperative which individually or in the aggregate will not have a material adverse effect on such Co-op Loan), which have priority equal to or over the Seller's security interest in such cooperative shares;

      (mm)    With respect to each Co-op Loan, a search for filings of financing statements has been made by a company competent to make the same, which company is acceptable to FNMA and qualified to do business in the jurisdiction where the cooperative unit is located, and such search has not found anything which would materially and adversely affect the Co-op Loan;

      (nn)    With respect to each Co-op Loan, the related cooperative
corporation that owns title to the related cooperative apartment building is a
"cooperative housing corporation" within the meaning of Section 216 of the
Internal Revenue Code, and is in material compliance with applicable federal, state and local laws which, if not complied with, could have a material adverse effect on the Mortgaged Property;

      (oo)    With respect to each Co-op Loan, there is no prohibition against pledging the shares of the cooperative corporation or assigning the Co-op Lease;

      (pp)    The Mortgage Loan was originated by a mortgagee approved by the
Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority;

      (qq)    The Mortgage Loan is not secured by a leasehold interest under such ground lease;

      (rr)    All taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments, ground rents relating to the
Mortgage Loans have been paid by Seller to the extent such items are required to be paid by Seller pursuant to Applicable Requirements and as herein provided;

      (ss)    Each Mortgage Loan shall have a tax service contract and flood insurance monitoring contract which shall have a term of the life of the
Mortgage Loan;

      (tt)    The Pool Statistics for the Mortgage Loans are as reflected on
Exhibit E attached hereto, which statistics are accurate as of the Cut-Off Date;

      (uu)    No Mortgage Loan is (a) a "high cost" loan under the Home
Ownership and Equity Protection Act of 1994 as amended, or (b) a "high cost,"
"threshold," "covered," "predatory," "abusive" (as defined by the Rating
Agencies), or similarly defined loan, under any other applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees), provided that any Mortgage Loan secured by a Mortgaged Property in Illinois characterized as a "threshold" loan shall not be a "high cost" loan unless it is characterized as "predatory" under applicable local law or (c) a "High Cost
Loan" or "Covered Loan" as defined in the S&P LEVELS Glossary Version 5.6;

                                                                              28

      (vv)    No proceeds of any Mortgage Loan were used to finance
single-premium credit insurance policies;

      (ww)    No Mortgage Loan will impose a prepayment premium.;

      (xx)    The Mortgagor has not notified the Seller, and the Seller has no knowledge of any relief requested or allowed to the Mortgagor under
Servicemembers Civil Relief Act, as amended, or any similar state law;

      (yy)    No Mortgage Loan secured by a Mortgaged Property located in the
State of Georgia was originated on or after October 1, 2002, and on or before
March 7, 2003, with an initial balance less than or equal to $322,700.00;

      (zz)    Article XVI, Section 50(a)(6) of the Texas Constitution is not
applicable to the Mortgage Loan or the origination thereof. If the Mortgage Loan was originated in Texas, it is not a cash-out refinancing;

      (aaa)   No Mortgage Loan is a "pledged asset" mortgage loan;

      (bbb)   To the extent applicable to the originator of the Mortgage Loan, the Seller or the originator of the Mortgage Loan has complied with the Bank
Secrecy Act, including specifically, the amendment set forth in the USA Patriot
Act of 2001;

      (ccc)   Each Mortgage Loan has a non-zero FICO score and a minimum FICO score of 625;

      (ddd)   The Mortgagor related to each Mortgage Loan had a debt-to-income ratio of 60% or less as of the origination date of the Mortgage Loan. With respect to each Mortgage Loan with an original principal balance of $1 million or more (i) the related Mortgagor had a debt-to-income ratio of 50% or less as of the date of origination of such Mortgage Loan, (ii) the Mortgage Loan has a reserve of no less than six (6) months, (iii) the LTV is 70% or less, and (iv)
the Mortgage Loan has a Mortgage File that includes (A) a full appraisal of the
Mortgaged Property and (B) full loan origination documentation that includes income and asset verification forms; and

      (eee)   The parties hereto agree and understand that it is not intended that any mortgage loan be included in the sale that is a "High-Cost Home Loan"
as defined in the New Jersey Home Ownership Act effective November 27, 2003 and in the New Mexico Home Loan Protection Act effective January 1, 2004.

      Section 3.03.  Repurchase; Substitution.

      It is understood and agreed that the representations and warranties set forth in Sections 3.01 and 3.02 shall survive the sale of the Mortgage Loans, delivery of the Mortgage Loan Documents to the Purchaser, or its designee, and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage or the
examination, or lack of examination, of any Mortgage File. Upon discovery by

                                                                              29

either the Seller or the Purchaser of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of a Mortgage Loan or the Mortgage Loans or the interest of the Purchaser in any
Mortgage Loan or all of the Mortgage Loans, the party discovering such breach shall give prompt written notice to the other. The Seller shall have a period of sixty (60) days from the earlier of its discovery or its receipt of notice of any such breach within which to correct or cure such breach. The Seller hereby covenants and agrees that if any such breach is not corrected or cured within such sixty (60) day period, the Seller shall, at the Purchaser's option and not later than ninety (90) days after the earlier of its discovery or its receipt of notice of such breach, repurchase such Mortgage Loan at the Repurchase Price;
provided, however, that in the event such breach constitutes a breach of Section
3.02(uu), then the Repurchase Price shall also include any costs and damages incurred by Purchaser as a result of such breach; or, with the Purchaser's prior consent, which consent shall not be unreasonably withheld, substitute a Mortgage
Loan as provided below. In the event that any such breach shall involve any representation or warranty set forth in Section 3.01, and such breach is not cured within sixty (60) days after the earlier of either discovery by or notice to the Seller of such breach, all Mortgage Loans shall, at the option of the
Purchaser, be repurchased by the Seller at the Repurchase Price. Any such repurchase shall be accomplished by deposit in the Custodial Account of the amount of the Repurchase Price, after deducting therefrom any amounts received in respect of such repurchased Mortgage Loan and being held in the Custodial
Account for future distribution. Notwithstanding the foregoing, upon the discovery or being notified of a breach of any representation or warranty that would cause a Mortgage Loan to be other than a "qualified mortgage" within
Section 860G(a)(3) of the Code, the Seller shall either cure or effect a repurchase or substitution within seventy-five (75) days after the earlier of discovering or being notified of such breach.

      If the Seller is required to repurchase any Mortgage Loan pursuant to this
Section 3.03, the Seller may, with the Purchaser's prior consent, which consent shall not be unreasonably withheld, within 120 days after the Closing Date, remove such defective Mortgage Loan from the terms of this Agreement and substitute another mortgage loan for such defective Mortgage Loan, in lieu of repurchasing such defective Mortgage Loan. Any substitute Mortgage Loan shall
(a) have an outstanding principal balance at the time of substitution, after deduction of all scheduled payments due in the month of substitution (or in the case of a substitution of more than one mortgage loan for a removed Mortgage
Loan, an aggregate principal balance), not in excess of the outstanding principal balance of the removed Mortgage Loan (the amount of any difference, plus one month's interest thereon at the Mortgage Interest Rate borne by the defective Mortgage Loan, being paid by the Seller and deemed to be a Principal
Prepayment to be deposited by the Seller in the Custodial Account), (b) have a
Mortgage Interest Rate not less than, and not more than one percentage point greater than, the Mortgage Interest Rate of the removed Mortgage Loan, (c) have a remaining term to stated maturity not later than, and not more than one (1)
year less than, the remaining term to stated maturity of the removed Mortgage
Loan, (d) be, in the reasonable determination of the Purchaser, of the same type, quality and character (including location of the Mortgaged Property) as the removed Mortgage Loan as if the breach had not occurred, (e) have a
Loan-to-Value Ratio at origination no greater than that of the removed Mortgage
Loan, and (f) be, in the reasonable determination of the Purchaser, in compliance with

                                                                              30

each representation and warranty contained in this Agreement and described in
Section 3.01 and Section 3.02 as of the date of substitution.

      The Seller shall amend the Mortgage Loan Schedule to reflect the withdrawal of the removed Mortgage Loan from this Agreement and the substitution of such substitute Mortgage Loan therefor. Upon such amendment, the Purchaser shall review the Mortgage File delivered to it relating to the substitute
Mortgage Loan. In the event of such a substitution, accrued interest on the substitute Mortgage Loan for the month in which the substitution occurs and any
Principal Prepayments made thereon during such month shall be the property of the Purchaser and accrued interest for such month on the Mortgage Loan for which the substitution is made and any Principal Prepayments made thereon during such month shall be the property of the Seller. The principal payment on a substitute
Mortgage Loan due on the Due Date in the month of substitution shall be the property of the Seller and the principal payment on the Mortgage Loan for which the substitution is made due on such date shall be the property of the
Purchaser.

      It is understood and agreed that the obligation of the Seller set forth in this Section 3.03 to cure, repurchase or substitute for a defective Mortgage
Loan, and to indemnify Purchaser pursuant to Section 8.01, constitutes the sole remedies of the Purchaser respecting a breach of the foregoing representations and warranties. If the Seller fails to repurchase or substitute for a defective
Mortgage Loan in accordance with this Section 3.03, or fails to cure a defective
Mortgage Loan to Purchaser's reasonable satisfaction in accordance with this
Section 3.03, or to indemnify Purchaser pursuant to Section 8.01, that failure shall, upon compliance by the Purchaser with the next to the last paragraph of this Section 3.03, be an Event of Default and the Purchaser shall be entitled to pursue all remedies available in this Agreement as a result thereof. No provision of this paragraph shall affect the rights of the Purchaser to terminate this Agreement for cause, as set forth in Sections 10.01 and 11.01.

      Any cause of action against the Seller relating to or arising out of the breach of any representations and warranties made in Sections 3.01 and 3.02 shall accrue as to any Mortgage Loan upon (i) the earlier of discovery of such breach by the Seller or notice thereof by the Purchaser to the Seller, (ii)
failure by the Seller to cure such breach or repurchase such Mortgage Loan as specified above, and (iii) demand upon the Seller by the Purchaser for compliance with this Agreement.

      In the event that any Mortgage Loan is held by a REMIC, notwithstanding any contrary provision of this Agreement, with respect to any Mortgage Loan that is not in default or as to which no default is imminent, Purchaser may elect not to require repurchase or permit substitution pursuant to Subsection 3.03 after the applicable REMIC's "start up day" (as defined in Section 860G(a) (9) of the
Code), unless the Seller has obtained an Opinion of Counsel to the effect that such repurchase or substitution will not (i) result in the imposition of taxes on "prohibited transactions" of such REMIC (as defined in Section 860F of the
Code) or otherwise subject the REMIC to tax, or (ii) cause the REMIC to fail to qualify as a REMIC at any time.

                                                                              31

                                   ARTICLE IV

               ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS

      Section 4.01.  Seller to Act as Servicer.

      The Seller, as independent contract servicer, shall service and administer the Mortgage Loans in accordance with this Agreement and with Applicable
Requirements, and shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration which the Seller may deem necessary or desirable and consistent with the terms of this Agreement and with Applicable Requirements and exercise the same care that it customarily employs for its own account. Except as set forth in this Agreement, the Seller shall service the Mortgage Loans in strict compliance with the servicing provisions of the FNMA Guides (special servicing option), which include, but are not limited to, provisions regarding the liquidation of Mortgage Loans, the collection of Mortgage Loan payments, the payment of taxes, insurance and other charges, the maintenance of hazard insurance with a Qualified Insurer, the maintenance of mortgage impairment insurance, the maintenance of fidelity bond and errors and omissions insurance, inspections, the restoration of Mortgaged Property, the maintenance of Primary
Mortgage Insurance Policies, insurance claims, the title, management and disposition of REO Property, permitted withdrawals with respect to REO Property, liquidation reports, and reports of foreclosures and abandonments of Mortgaged
Property, the transfer of Mortgaged Property, the release of Mortgage Files, annual statements, and examination of records and facilities. In the event of any conflict, inconsistency or discrepancy between any of the servicing provisions of this Agreement and any of the servicing provisions of the FNMA
Guides, the provisions of this Agreement shall control and be binding upon the
Purchaser and the Seller.

      Consistent with the terms of this Agreement, the Seller may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of any such term or in any manner grant indulgence to any Mortgagor if in the Seller's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Purchaser, provided, however, that unless the Seller has obtained the prior written consent of the Purchaser, the
Seller shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage
Loan. In the event of any such modification which has been agreed to in writing by the Purchaser and which permits the deferral of interest or principal payments on any Mortgage Loan, the Seller shall, on the Business Day immediately preceding the Remittance Date in any month in which any such principal or interest payment has been deferred, deposit in the Custodial Account from its own funds, in accordance with Section 4.04, the difference between (a) such month's principal and one month's interest at the Mortgage Loan Remittance Rate on the unpaid principal balance of such Mortgage Loan and (b) the amount paid by the Mortgagor. The Seller shall be entitled to reimbursement for such advances to the same extent as for all other advances pursuant to Section 4.05. Without limiting the generality of the foregoing, the Seller shall continue, and is hereby authorized and empowered, to prepare, execute and deliver, all instruments of satisfaction or cancellation, or of partial or full release, discharge

                                                                              32

and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. Notwithstanding anything herein to the contrary, the Seller may not enter into a forbearance agreement or similar arrangement with respect to any Mortgage Loan which runs more than 180 days after the first delinquent Due Date. Any such agreement shall be approved by any applicable holder of a Primary Mortgage Insurance Policy, if required.

      In servicing and administering the Mortgage Loans, the Seller shall employ
Applicable Requirements, giving due consideration to the Purchaser's reliance on the Seller. Unless a different time period is stated in this Agreement,
Purchaser shall be deemed to have given consent in connection with a particular matter if Purchaser does not affirmatively grant or deny consent within five (5)
Business Days from the date Purchaser receives a second written request for consent for such matter from Seller as servicer.

      The Mortgage Loans may be subserviced by the Subservicer on behalf of the
Seller provided that the Subservicer is an entity that engages in the business of originating, acquiring or servicing loans, and in either case shall be authorized to transact business, and licensed to service mortgage loans, in the state or states where the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the
Subservicer to perform its obligations hereunder and under the Subservicing
Agreement, and in either case shall be a FHLMC or FNMA approved mortgage servicer in good standing, and no event has occurred, including but not limited to a change in insurance coverage, which would make it unable to comply with the eligibility requirements for lenders imposed by FNMA or for seller/servicers imposed by FHLMC, or which would require notification to FNMA or FHLMC. In addition, each Subservicer will obtain and preserve its qualifications to do business as a foreign corporation and its licenses to service mortgage loans, in each jurisdiction in which such qualifications and/or licenses are or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform or cause to be performed its duties under the related Subservicing Agreement. The Seller may perform any of its servicing responsibilities hereunder or may cause the Subservicer to perform any such servicing responsibilities on its behalf, but the use by the Seller of the
Subservicer shall not release the Seller from any of its obligations hereunder and the Seller shall remain responsible hereunder for all acts and omissions of the Subservicer as fully as if such acts and omissions were those of the Seller.
The Seller shall pay all fees and expenses of the Subservicer from its own funds, and the Subservicer's fee shall not exceed the Servicing Fee. Seller shall notify Purchaser promptly in writing upon the appointment of any
Subservicer.

      At the cost and expense of the Seller, without any right of reimbursement from the Custodial Account, the Seller shall be entitled to terminate the rights and responsibilities of the Subservicer and arrange for any servicing responsibilities to be performed by a successor subservicer meeting the requirements in the preceding paragraph, provided, however, that nothing contained herein shall be deemed to prevent or prohibit the Seller, at the
Seller's option, from electing to service the related Mortgage Loans itself. In the event that the Seller's responsibilities and duties under this Agreement are terminated pursuant to Section 4.13, 8.04, 9.01, 10.01 or 10.02 and if requested to do so by the Purchaser, the Seller shall at its own cost and expense terminate the rights and responsibilities of the Subservicer effective as of the date of termination of the Seller. The Seller shall pay all fees, expenses or penalties necessary in order

                                                                              33

to terminate the rights and responsibilities of the Subservicer from the
Seller's own funds without reimbursement from the Purchaser.

      Notwithstanding any of the provisions of this Agreement relating to agreements or arrangements between the Seller and the Subservicer or any reference herein to actions taken through the Subservicer or otherwise, the
Seller shall not be relieved of its obligations to the Purchaser and shall be obligated to the same extent and under the same terms and conditions as if it alone were servicing and administering the Mortgage Loans. The Seller shall be entitled to enter into an agreement with the Subservicer for indemnification of the Seller by the Subservicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification. The Seller will indemnify and hold Purchaser harmless from any loss, liability or expense arising out of its use of a Subservicer to perform any of its servicing duties, responsibilities and obligations hereunder.

      Any Subservicing Agreement and any other transactions or services relating to the Mortgage Loans involving the Subservicer shall be deemed to be between the Subservicer and Seller alone, and the Purchaser shall have no obligations, duties or liabilities with respect to the Subservicer including no obligation, duty or liability of Purchaser to pay the Subservicer's fees and expenses. For purposes of distributions and advances by the Seller pursuant to this Agreement, the Seller shall be deemed to have received a payment on a Mortgage Loan when the Subservicer has received such payment.

      Section 4.02.  Collection of Mortgage Loan Payments.

      Continuously from the date hereof until the date each Mortgage Loan ceases to be serviced subject to this Agreement, the Seller will proceed diligently to collect all payments due under each Mortgage Loan when the same shall become due and payable and shall, to the extent such procedures shall be consistent with this Agreement, Applicable Requirements, and the terms and provisions of related
Primary Mortgage Insurance Policy, follow such collection procedures as it follows with respect to mortgage loans comparable to the Mortgage Loans and held for its own account. Further, the Seller will take special care in ascertaining and estimating annual escrow payments, and all other charges that, as provided in the Mortgage, will become due and payable, so that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

      Section 4.03.  Realization Upon Defaulted Mortgage Loans.

      The Seller shall use its best efforts, consistent with the procedures that the Seller would use in servicing loans for its own account, consistent with
Applicable Requirements, any Primary Mortgage Insurance Policies and the best interest of Purchaser, to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 4.01. Foreclosure or comparable proceedings shall be initiated within one hundred twenty (120) days of default for Mortgaged Properties for which no satisfactory arrangements can be made for collection of delinquent payments. The Seller shall use commercially reasonable best efforts to realize upon defaulted

                                                                              34

Mortgage Loans in such manner as will maximize the receipt of principal and interest by the Purchaser, taking into account, among other things, the timing of foreclosure proceedings. The foregoing is subject to the provisions that, in any case in which Mortgaged Property shall have suffered damage, the Seller shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its discretion (i) that such restoration will increase the proceeds of liquidation of the related Mortgage Loan to the
Purchaser after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable by the Seller through Insurance Proceeds or
Liquidation Proceeds from the related Mortgaged Property, as contemplated in
Section 4.05. Seller shall obtain prior approval of Purchaser as to restoration expenses in excess of ten thousand dollars ($10,000). The Seller shall notify the Purchaser in writing of the commencement of foreclosure proceedings and prior to the acceptance or rejection of any offer of reinstatement, and shall provide such information regarding the Mortgage Loan as the Purchaser reasonably may request. The Seller shall be responsible for all costs and expenses incurred by it in any such proceedings or functions; provided, however, that it shall be entitled to reimbursement thereof from the related property, as contemplated in
Section 4.05. Notwithstanding anything to the contrary contained herein, with respect to any Mortgage Loan as to which the Purchaser has received actual notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the related Mortgaged Property, the Purchaser may instruct Seller not to take title or possession of the Mortgaged Property or any other action reasonable under the circumstances. In the event that Seller as servicer receives notice that the Mortgaged Property is contaminated by any toxic or hazardous substance, Seller shall so notify Purchaser.

      In the event that a Mortgage Loan becomes part of a REMIC, and becomes REO
Property, such property shall be disposed of by Seller, with the consent of
Purchaser as required pursuant to this Agreement, within three (3) years after becoming an REO Property, unless Seller provides to the trustee under such REMIC an Opinion of Counsel to the effect that the holding of such REO Property subsequent to three (3) years after its becoming REO Property, will not result in the imposition of taxes on "prohibited transactions" as defined in Section
860F of the Code, or cause the transaction to fail to qualify as a REMIC at any time that certificates are outstanding. Seller shall manage, conserve, protect and operate each such REO Property for the certificate holders solely for the purpose of its prompt disposition and sale in a manner which does not cause such property to fail to qualify as "foreclosure property" within the meaning of
Section 860F(a)(2)(E) of the Code, or any "net income from foreclosure property"
which is subject to taxation under the REMIC Provisions. Pursuant to its efforts to sell such property, the Seller shall either itself or through an agent selected by Seller, protect and conserve such property in the same manner and to such an extent as is customary in the locality where such property is located.
Additionally, Seller shall perform the tax withholding and reporting related to
Sections 1445 and 6050J of the Code, if required by the REMIC.

      The Purchaser shall have the right, but not the obligation, to terminate the servicing of any Mortgage Loan, without the payment of a termination fee, as more particularly described in Section 10.02, once such Mortgage Loan becomes ninety (90) days or more delinquent.

                                                                              35

      Section 4.04.  Establishment of Custodial Accounts; Deposits in Custodial
                     Accounts.

      The Seller shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts.
The Custodial Account shall be an Eligible Account. Funds deposited in the
Custodial Account may be drawn on in accordance with Section 4.05. The creation of any Custodial Account shall be evidenced by a letter agreement in the form shown in Exhibit B hereto. The original of such letter agreement shall be furnished to the Purchaser on the Closing Date, and upon the request of any subsequent purchaser.

      The Seller shall deposit in the Custodial Account on a daily basis, and retain therein the following payments and collections received or made by it subsequent to the Cut-off Date, or received by it prior to the Cut-off Date but allocable to a period subsequent thereto, other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date:

      (i)     all payments on account of principal, including Principal
Prepayments, on the Mortgage Loans;

      (ii)    all payments on account of interest on the Mortgage Loans adjusted to the Mortgage Loan Remittance Rate;

      (iii)   Liquidation Proceeds;

      (iv)    any amounts required to be deposited by the Seller in connection with any REO Property pursuant to Section 4.13;

      (v)     all Insurance Proceeds including amounts required to be deposited pursuant to Sections 4.08, 4.10 and 4.11, other than proceeds to be held in the
Escrow Account and applied to the restoration or repair of the Mortgaged
Property or released to the Mortgagor in accordance with Applicable
Requirements;

      (vi)    all Condemnation Proceeds affecting any Mortgaged Property which are not released to the Mortgagor in accordance with Applicable Requirements;

      (vii)   Monthly Advances;

      (viii)  all proceeds of any Mortgage Loan repurchased and other amounts payable in connection with any substituted Mortgage Loan in accordance with
Section 3.03;

      (ix)    any amounts required to be deposited by the Seller pursuant to
Section 4.10 in connection with the deductible clause in any blanket hazard insurance policy, such deposit shall be made from the Seller's own funds, without reimbursement therefor;

      (x)     any amounts required to be deposited in the Custodial Account pursuant to Section 4.01, 4.13 or 6.02; and

      (xi)    any Prepayment Interest Shortfall Amount.

                                                                              36

      The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges and assumption fees, to the extent permitted by Section 6.01, need not be deposited by the
Seller in the Custodial Account. Any interest paid on funds deposited in the
Custodial Account by the depository institution shall accrue to the benefit of the Seller and the Seller shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Section 4.05(iv).

      Section 4.05.  Permitted Withdrawals From the Custodial Account.

      The Seller may, from time to time, withdraw from the Custodial Account for the following purposes:

      (i)     to make payments to the Purchaser in the amounts and in the manner provided for in Section 5.01;

      (ii)    to reimburse itself for Monthly Advances, the Seller's right to reimburse itself pursuant to this subclause (ii) being limited to amounts received on the related Mortgage Loan which represent late collections (net of the related Servicing Fee) of principal and/or interest respecting which any such advance was made, it being understood that, in the case of such reimbursement, the Seller's right thereto shall be prior to the rights of the
Purchaser, except that, where the Seller is required to repurchase a Mortgage
Loan, pursuant to Section 3.03, the Seller's right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to such Section and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loan;

      (iii)   to reimburse itself for unreimbursed Servicing Advances and any unpaid Servicing Fees, the Seller's right to reimburse itself pursuant to this subclause (iii) with respect to any Mortgage Loan being limited to related proceeds from Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds
in accordance with the relevant provisions of the FNMA Guides or as otherwise set forth in this Agreement;

      (iv)    to pay to itself as part of its servicing compensation: (a) any interest earned on funds in the Custodial Account (all such interest to be withdrawn monthly not later than each Remittance Date), and (b) the Servicing
Fee from that portion of any payment or recovery as to interest with respect to a particular Mortgage Loan;

      (v)     to pay to itself with respect to each Mortgage Loan that has been repurchased pursuant to Section 3.03 or Section 3.04 all amounts received thereon and not distributed as of the date on which the related repurchase price is determined;

      (vi)    to transfer funds to another Eligible Account in accordance with
Section 4.09 hereof;

      (vii)   to remove funds inadvertently placed in the Custodial Account by the Seller; and

                                                                              37

      (viii)  to clear and terminate the Custodial Account upon the termination of this Agreement.

      The Seller shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the
Custodial Account.

      Section 4.06.  Establishment of Escrow Accounts; Deposits in Escrow
                     Accounts.

      The Seller shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts. The Escrow Account shall be an Eligible
Account. Funds deposited in the Escrow Account may be drawn on by the Seller in accordance with Section 4.07. The creation of any Escrow Account shall be evidenced by a letter agreement in the form shown in Exhibit C. The original of such letter agreement shall be furnished to the Purchaser on the Closing Date, and upon request to any subsequent purchaser.

      The Seller shall deposit in the Escrow Account or Accounts on a daily basis, and retain therein:

      (i)     all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement;

      (ii)    all Insurance Proceeds which are to be applied to the restoration or repair of any Mortgaged Property; and

      (iii)   all Servicing Advances for Mortgagors whose Escrow Payments are insufficient to cover escrow disbursements.

      The Seller shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, and for such other purposes as shall be as set forth or in accordance with Section 4.07. The Seller shall be entitled to retain any interest paid on funds deposited in the Escrow Account by the depository institution other than interest on escrowed funds required by law to be paid to the Mortgagor and, to the extent required by law, the Seller shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow
Account is non-interest bearing or that interest paid thereon is insufficient for such purposes without reimbursement therefor.

      Section 4.07.  Permitted Withdrawals From Escrow Account.

      Withdrawals from the Escrow Account may be made by Seller only:

      (i)     to effect timely payments of ground rents, taxes, assessments, water rates, Primary Mortgage Insurance Policy premiums, if applicable, fire and hazard insurance premiums, condominium assessments and comparable items;

                                                                              38

      (ii)    to reimburse Seller for any Servicing Advance made by Seller with respect to a related Mortgage Loan but only from amounts received on the related
Mortgage Loan which represent late payments or collections of Escrow Payments thereunder;

      (iii)   to refund to the Mortgagor any funds as may be determined to be overages;

      (iv)    for transfer to the Custodial Account in accordance with the terms of this Agreement;

      (v)     for application to restoration or repair of the Mortgaged
Property;

      (vi)    to pay to the Seller, or to the Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account;

      (vii)   to clear and terminate the Escrow Account on the termination of this Agreement. As part of its servicing duties, the Seller shall pay to the
Mortgagors interest on funds in the Escrow Account, to the extent required by law, and to the extent that interest earned on funds in the Escrow Account is insufficient, shall pay such interest from its own funds, without any reimbursement therefor; and

      (viii)  to pay to the Mortgagors or other parties Insurance Proceeds deposited in accordance with Section 4.06.

      Section 4.08.  Payment of Taxes, Insurance and Other Charges; Maintenance
                     of Primary Mortgage Insurance Policies; Collections
                     Thereunder.

      With respect to each Mortgage Loan, the Seller shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and the status of primary mortgage insurance premiums and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges, including renewal premiums and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the
Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Seller in amounts sufficient for such purposes, as allowed under the terms of the Mortgage or applicable law. To the extent that the Mortgage does not provide for Escrow Payments, the Seller shall determine that any such payments are made by the Mortgagor at the time they first become due. The Seller assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of the Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments and shall make advances from its own funds to effect such payments.

      The Seller will maintain in full force and effect Primary Mortgage
Insurance Policies issued by a Qualified Insurer with respect to each Mortgage
Loan for which such coverage is herein required. Such coverage will be maintained until the loan-to-value ratio of the related Mortgage Loan is reduced to 80% or less in the case of a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%; provided, however, that for purposes hereof, the
Loan-to-Value Ratio shall be determined in accordance with applicable law if such determination is

                                                                              39

different from the definition of Loan-to-Value Ratio provided in this Agreement.
The Seller will not cancel or refuse to renew any Primary Mortgage Insurance
Policy in effect on the Closing Date that is required to be kept in force under this Agreement unless a replacement Primary Mortgage Insurance Policy for such canceled or nonrenewed policy is obtained from and maintained with a Qualified
Insurer. The Seller shall not take any action which would result in non-coverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of the Seller would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 6.01, the Seller shall promptly notify the insurer under the related Primary Mortgage Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under the Primary Mortgage Insurance Policy. If such
Primary Mortgage Insurance Policy is terminated as a result of such assumption or substitution of liability, the Seller shall obtain a replacement Primary
Mortgage Insurance Policy as provided above.

      In connection with its activities as servicer, the Seller agrees to prepare and present, on behalf of itself and the Purchaser, claims to the insurer under any Private Mortgage Insurance Policy in a timely fashion in accordance with the terms of such Primary Mortgage Insurance Policy and, in this regard, to take such action as shall be necessary to permit recovery under any
Primary Mortgage Insurance Policy respecting a defaulted Mortgage Loan. Pursuant to Section 4.04, any amounts collected by the Seller under any Primary Mortgage
Insurance Policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 4.05.

      Section 4.09.  Transfer of Accounts.

      The Seller may transfer the Custodial Account or the Escrow Account to a different Eligible Account from time to time. Such transfer shall be made only upon obtaining the prior written consent of the Purchaser, which consent will not be unreasonably withheld.

      Section 4.10.  Maintenance of Hazard Insurance.

      The Seller shall cause to be maintained for each Mortgage Loan fire and hazard insurance with extended coverage as is acceptable to FNMA and FHLMC and customary in the area where the Mortgaged Property is located in an amount which is equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan or (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan, and (b) an amount such that the proceeds thereof shall be sufficient to prevent the Mortgagor and/or the mortgagee from becoming a co-insurer. In the event a hazard insurance policy shall be terminated, or in the event the insurer shall cease to be acceptable to FNMA or FHLMC, the Seller shall notify the Purchaser and the related Mortgagor, and shall use its best efforts, as permitted by applicable law, to obtain from another qualified insurer a replacement hazard insurance policy substantially and materially similar in all respects to the original policy. In no event, however, shall a
Mortgage Loan be without a hazard insurance policy at any time, subject only to
Section 4.11 hereof. If required by the Flood Disaster Protection Act of 1973, as amended, each Mortgage Loan shall be covered by a flood insurance policy meeting the requirements of the current guidelines of the Federal

                                                                              40

Insurance Administration in effect with an insurance carrier acceptable to FNMA and/or FHLMC, in an amount representing coverage not less than the least of (i)
the outstanding principal balance of the Mortgage Loan, (ii) the maximum insurable value of the improvements securing such Mortgage Loan or (iii) the maximum amount of insurance which is available under the Flood Disaster
Protection Act of 1973, as amended. If at any time during the term of the
Mortgage Loan, the Seller determines in accordance with applicable law and pursuant to the FNMA Guides that a Mortgaged Property is located in a special flood hazard area and is not covered by flood insurance or is covered in an amount less than the amount required by the Flood Disaster Protection Act of
1973, as amended, the Seller shall notify the related Mortgagor that the
Mortgagor must obtain such flood insurance coverage, and if said Mortgagor fails to obtain the required flood insurance coverage within forty-five (45) days after such notification, the Seller shall immediately force place the required flood insurance on the Mortgagor's behalf. The Seller shall also maintain on each REO Property, fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, and, to the extent required and available under the
Flood Disaster Protection Act of 1973, as amended, flood insurance in an amount as provided above. If a Mortgage is secured by a unit in a condominium project, the Seller shall verify that the coverage required of the owner's association, including hazard, flood, liability, and fidelity coverage, is being maintained in accordance with then current FNMA requirements, and secure from the owner's association its agreement to notify the Seller promptly of any change in the insurance coverage or of any condemnation or casualty loss that may have a material effect on the value of the Mortgaged Property as security. In the event that the Purchaser shall determine that the Mortgaged Property should be insured against loss or damage by hazards and risks not covered by the insurance required to be maintained by the Mortgagor pursuant to the terms of the
Mortgage, the Seller shall, at the Purchaser's request, communicate and consult with the Mortgagor with respect to the need for such insurance and bring to the
Mortgagor's attention the desirability of protection of the Mortgaged Property.
Any amounts collected by the Seller under any such policies other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or REO Property, or released to the Mortgagor in accordance with Applicable Requirements, shall be deposited in the Custodial
Account, subject to withdrawal pursuant to Section 4.05. It is understood and agreed that no other additional insurance need be required by the Seller or the
Mortgagor or maintained on property acquired in respect of the Mortgage Loan, other than pursuant to this Agreement, the FNMA Guides or such applicable state or federal laws and regulations as shall at any time be in force and as shall require such additional insurance. All such policies shall be endorsed with standard mortgagee clauses with loss payable to the Seller and its successors and/or assigns and shall provide for at least thirty (30) days prior written notice of any cancellation, reduction in the amount or material change in coverage to the Seller. The Seller shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Seller shall not accept any such insurance policies from insurance companies unless such companies are Qualified Insurers.

      Section 4.11.  Maintenance of Mortgage Impairment Insurance Policy.

      In the event that the Seller shall obtain and maintain a blanket policy issued by an insurer acceptable to FNMA and/or FHLMC insuring against hazard losses on all of the Mortgage

                                                                              41

Loans, then, to the extent such policy names the Seller as loss payee, provides coverage in an amount equal to the amount required pursuant to Section 4.10 and otherwise complies with all other requirements of Section 4.10, it shall conclusively be deemed to have satisfied its obligations as set forth in Section
4.10, it being understood and agreed that such policy may contain a deductible clause, in which case the Seller shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with Section 4.10, and there shall have been a loss which would have been covered by such policy, deposit in the Custodial Account the amount not otherwise payable under the blanket policy because of such deductible clause. In connection with its activities as servicer of the Mortgage Loans, the Seller agrees to prepare and present, on behalf of the Purchaser, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy and as otherwise deemed necessary by the Seller in accordance with Accepted
Servicing Practices. Upon request of the Purchaser, the Seller shall cause to be delivered to the Purchaser a certified true copy of such policy and shall use commercially reasonable best efforts to obtain a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without thirty (30) days' prior written notice to the Purchaser.

      Section 4.12.  Fidelity Bond, Errors and Omissions Insurance.

      The Seller shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage with responsible companies on all officers, employees or other persons acting in any capacity with regard to the Mortgage Loans to handle funds, money, documents and papers relating to the Mortgage Loans. The Fidelity Bond shall be in the form of the
Mortgage Banker's Blanket Bond and shall protect and insure the Seller against losses, including those arising out of forgery, theft, embezzlement and fraud of such Persons. The errors and omissions insurance shall protect and insure the
Seller against losses arising out of errors and omissions and negligent acts of such Persons. Such errors and omissions insurance shall also protect and insure the Seller against losses in connection with the failure to maintain any insurance policies required pursuant to this Agreement and the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 4.12 requiring the
Fidelity Bond or errors and omissions insurance shall diminish or relieve the
Seller from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the amounts deemed acceptable to FNMA or FHLMC. The Seller shall deliver to the Purchaser a certificate from the surety and the insurer as to the existence of the Fidelity Bond and errors and omissions insurance policy and shall obtain a statement from the surety and the insurer that such Fidelity Bond or insurance policy shall in no event be terminated or materially modified without thirty (30) days' prior written notice to the Purchaser. The Seller shall notify the Purchaser within five (5) Business Days of receipt of notice that such Fidelity Bond or insurance policy will be, or has been, materially modified or terminated. The Purchaser (or any party having the status of
Purchaser hereunder) and any subsidiary thereof and their successors or assigns as their interests may appear must be named as loss payees on the Fidelity Bond and as additional insured on the errors and omissions policy. Upon request by
Purchaser, Seller shall provide Purchaser with an insurance certificate certifying coverage under this Section 4.12, and will provide an update to such certificate upon request, or upon renewal or material modification of coverage.

                                                                              42

      Section 4.13.  Title, Management and Disposition of REO Property.

      In the event that title to the Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Purchaser or its designee, or in the event the
Purchaser or its designee is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an Opinion of Counsel obtained by the
Seller from an attorney duly licensed to practice law in the state where the REO
Property is located. Any Person or Persons holding such title other than the
Purchaser shall acknowledge in writing that such title is being held as nominee for the benefit of the Purchaser.

      The Seller shall notify the Purchaser in accordance with the FNMA Guides of each acquisition of REO Property upon such acquisition, together with a copy of the drive by appraisal or brokers price opinion of the Mortgaged Property obtained in connection with such acquisition, and thereafter assume the responsibility for marketing such REO property in accordance with Applicable
Requirements. Thereafter, the Seller shall continue to provide certain administrative services to the Purchaser relating to such REO Property as set forth in this Section 4.13.

      The fee for such administrative services shall be $1,500 to be paid upon liquidation of the REO Property; provided, however, such fee shall not exceed the net Liquidation Proceeds. No Servicing Fee shall be assessed on any REO
Property from and after the date on which it becomes an REO Property. The Seller shall make monthly distributions on each Remittance Date to the Purchaser of the net cash flow from the REO Property (which shall equal the revenues from such
REO Property net of the expenses described in this Section 4.13 and of any reserves reasonably required from time to time to be maintained to satisfy anticipated liabilities for such expenses).

      The Seller shall, either itself or through an agent selected by the
Seller, and in accordance with the FNMA Guides manage, conserve, protect and operate each REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Seller also shall maintain on each REO Property fire and hazard insurance with extended coverage in amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the Flood
Disaster Protection Act of 1973, as amended, flood insurance in the amount required above. Any costs incurred by the Seller in connection with maintaining such insurance shall constitute a Servicing Advance. The Seller shall attempt to sell the REO Property (and may temporarily rent the same) on such terms and conditions as the Seller deems to be in the best interest of the Purchaser. The
Seller shall cause each REO Property to be inspected promptly upon the acquisition of title thereto and shall cause each REO Property to be inspected at least monthly thereafter or more frequently as required by the circumstances.
The Seller shall make or cause to be made a written report of each such inspection. Such reports shall be retained in the Mortgage File and copies thereof shall be forwarded by the Seller to the Purchaser.

                                                                              43

      The Seller shall use commercially reasonable best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within two (2) years after title has been taken to such REO Property, unless the Seller determines, and gives an appropriate notice to the Purchaser to such effect, that a longer period is necessary for the orderly liquidation of such REO Property. If a longer period than one (1) year is permitted under the foregoing sentence and is necessary to sell any REO Property, the Seller shall report monthly to the Purchaser as to the progress being made in selling such
REO Property. No REO Property shall be marketed for less than the Appraised
Value, without the prior consent of Purchaser. No REO Property shall be sold for less than ninety-five percent (95%) of its Appraised Value, without the prior consent of Purchaser. If as of the date title to any REO Property was acquired by or on behalf of the Purchaser there were outstanding unreimbursed Servicing
Advances with respect to the REO Property, the Seller shall be entitled to immediate reimbursement from the Purchaser for any related unreimbursed
Servicing Advances. All requests for reimbursement of Servicing Advances shall be in accordance with the FNMA Guides. The disposition of REO Property shall be carried out by the Seller at such price, and upon such terms and conditions, as the Seller deems to be in the best interests of the Purchaser. Seller shall provide monthly reports to Purchaser in reference to the status of the marketing of the REO Properties. The proceeds of sale of the REO Property shall be promptly deposited in the Custodial Account. As soon as practical thereafter the expenses of such sale shall be paid and the Seller shall reimburse itself for any related unreimbursed Servicing Advances, unpaid Servicing Fees and unreimbursed advances made pursuant to Section 5.03. On the Remittance Date immediately following the receipt of such sale proceeds, the net cash proceeds of such sale remaining in the Custodial Account shall be distributed to the
Purchaser.

      Notwithstanding anything to the contrary contained herein, the Purchaser may, at the Purchaser's sole option, terminate the Seller as servicer of any such REO Property without payment of any termination fee with respect thereto, provided that the Seller shall on the date said termination takes effect be reimbursed by withdrawal from the Custodial Account for any unreimbursed advances of the Seller's funds made pursuant to Section 5.03 and any unreimbursed Servicing Advances in each case relating to the Mortgage Loan underlying such REO Property notwithstanding anything to the contrary set forth in Section 4.05. In the event of any such termination, the provisions of Section
11.01 hereof shall apply to said termination and the transfer of servicing responsibilities with respect to such REO Property to the Purchaser or its designee.

      Section 4.14.  Notification of Maturity Date.

      With respect to each Mortgage Loan, the Seller shall execute and deliver to the Mortgagor any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the maturity date if required under applicable law.

      Section 4.15.  Reports of Foreclosures and Abandonments of Mortgaged
                     Property.

      Following the foreclosure sale or abandonment of any Mortgaged Property, the Seller shall report such foreclosure or abandonment as required pursuant to
Section 6050J of the Code.

                                                                              44

The Seller shall file information reports with respect to the receipt of mortgage interest received in a trade or business and information returns relating to cancellation of indebtedness income with respect to any Mortgaged
Property as required by the Code. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by the Code.

      Section 4.16.  Inspections.

      If any Mortgage Loan is (i) more than sixty (60) days delinquent and the
Seller has not contacted the Mortgagor during such period or (ii) more than one hundred twenty (120) days delinquent in any event, the Seller immediately shall inspect the Mortgaged Property and shall conduct subsequent inspections in accordance with Acceptable Servicing Practices or as may be required by the primary mortgage guaranty insurer. The Seller shall keep a written report of each such inspection.

      Section 4.17.  Restoration of Mortgaged Property.

      The Seller need not obtain the approval of the Purchaser prior to releasing any Insurance Proceeds or Condemnation Proceeds to the Mortgagor to be
applied to the restoration or repair of the Mortgaged Property if such release is in accordance with Acceptable Servicing Practices. For claims greater than
$10,000, the Seller shall comply with the following conditions in connection with any such release of Insurance Proceeds or Condemnation Proceeds:

      (i)     the Seller shall receive satisfactory independent verification of completion of repairs and issuance of any required approvals with respect thereto;

      (ii)    the Seller shall take all reasonable steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics' and materialmen's liens;

      (iii)   the Seller shall verify that the Mortgage Loan is not in default;
provided, however, that the Seller may still release such proceeds if required by applicable law; and

      (iv)    pending repairs or restoration, the Seller shall place the
Insurance Proceeds or Condemnation Proceeds in the Escrow Account.

      (v)     If the Purchaser is named as an additional loss payee, the Seller is hereby empowered to endorse any loss draft issued in respect of such a claim in the name of the Purchaser.

      Section 4.18.  Security Measures/Compliance with Safeguarding Customer
                     Information Requirements.

      The Servicer has implemented and will maintain such security and safeguarding measures required of the Servicer and designed to meet the objectives of the Interagency Guidelines Establishing Standards for Safeguarding
Customer Information published in final form on February 1, 2001, 66 Fed. Reg.
8616, and the rules promulgated thereunder, as amended from time to time (the
"Guidelines"), including without limitation to the provision of the Servicer's

                                                                              45

security and safeguarding procedures to any applicable regulator and as required pursuant to the Guidelines.

      Section 4.19.  Disaster Recovery/Business Continuity Plan.

      The Servicer shall establish, maintain and upon reasonable written notification, make available for review by the appropriate regulator, Servicer's contingency plans, recovery plans and risk controls to ensure the Servicer's continued performance under this Agreement, provided, however, that the regulator agrees to maintain the proprietary nature of Servicer's information.
The plans must be in place within thirty (30) calendar days after the Closing
Date of this Agreement and shall include, but not be limited to, testing, control functions, accountability and corrective actions to be immediately implemented, if necessary.

      Section 4.20.  Privacy/Confidential Information.

      Each party shall keep confidential and shall not divulge to any party, without the other party's prior written consent, the price paid by the Purchaser for the Mortgage Loans, except to the extent that it is reasonable and necessary for either party to do so in working with legal counsel, auditors, taxing authorities or other governmental agencies. Each party shall maintain physical, electronic and procedural safeguards to store, dispose of (if applicable) and secure nonpublic personal information to protect it from unauthorized access, use, disclosure, alteration, loss and destruction. The safeguards used by each party to protect nonpublic personal information shall be no less than those used by such party to protect its own confidential information. Each party shall control access to, and, to the extent reasonably possible, use of, nonpublic personal information and, except as required by law or as otherwise may be specifically permitted, or under ss. 502(e) of the Gramm-Leach-Bliley Act (P.L.
106-102) (15 U.S.C. ss. 6802(e)),and accompanying regulations, or by this
Agreement, permit access only to individuals who need access in connection with the duties to be performed under this Agreement and shall require such individuals to maintain the confidentiality of such nonpublic personal information. For purposes of this paragraph, the term "nonpublic personal information" shall have the meanings set forth in ss. 509 of the
Gramm-Leach-Bliley Act (P.L. 106-102) (15 U.S.C. ss. 6809) and implementing regulations thereof. The restrictions set forth herein shall survive termination of this Agreement.

                                    ARTICLE V

                            PAYMENTS TO THE PURCHASER

      Section 5.01.  Distributions.

      On each Remittance Date, the Seller shall distribute by wire transfer to the Purchaser (i) all amounts credited to the Custodial Account as of the close of business on the preceding Determination Date, net of charges against or withdrawals from the Custodial Account pursuant to Section 4.05, plus (ii) all
Monthly Advances, if any, which the Seller is obligated to distribute pursuant to Section 5.03, plus (iii) any Prepayment Interest Shortfall Amount, provided that the Servicer's obligation as to payment of such amount shall be limited to the Servicing Fee earned

                                                                              46

during the month of the distribution less (iv) any amounts attributable to
Monthly Payments collected but due on a Due Date or Dates subsequent to the preceding Determination Date, which amounts shall be remitted on the Remittance
Date next succeeding the Due Period for such amounts, and any Principal
Prepayments received during the month of such Remittance Date, which amounts shall be remitted on the next succeeding Remittance Date. It is understood that, by operation of Section 4.04, the remittance on the first Remittance Date is to include principal collected after the Cut-off Date through the preceding
Determination Date plus interest, at the Mortgage Loan Remittance Rate collected through such Determination Date exclusive of any portion thereof allocable to the period prior to the Cut-off Date, with the adjustments specified in clauses
(ii), (iii) and (iv) above.

      With respect to any remittance received by the Purchaser after the
Business Day on which such payment was due, the Seller shall pay to the
Purchaser interest on any such late payment at an annual rate equal to the Prime
Rate, adjusted as of the date of each change, plus one (1) percentage point, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Seller on the date such late payment is made and shall cover the period commencing with the day following the Business Day on which such payment was due and ending with the
Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding
Remittance Date. The payment by the Seller of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Seller.

      The Purchaser's assignee will provide wiring instructions and the names, addresses and telephone numbers of persons whom Servicer can contact to confirm receipt of the remittances in the Assignment and Assumption Agreement to be executed no later than two (2) Business Days after the Closing Date. In the event the Assignment and Assumption Agreement does not contain such information and is not executed within such time period, the Purchaser shall provide wiring instructions and the names, addresses and telephone numbers of employees of the
Purchaser whom the Seller can contact to confirm receipt of the remittances.

      Section 5.02.  Statements to the Purchaser.

      Not later than the fifth (5th) Business Day of each month, the Servicer shall furnish to the Purchaser, with respect to the preceding month, a monthly collection report, a monthly paid in full report that summarizes Mortgage Loans paid in full during the related Due Period and a monthly trial balance report that provides a trial balance as of the last day of the month preceding such
Remittance Date in electronic format agreed upon by the Servicer and the
Purchaser.

      Not later than the fifth (5th) Business Day of each month, the Servicer shall furnish to the Purchaser a delinquency report and a Monthly Remittance
Advice, both a physical form and a mutually agreeable electronic format, as to the remittance on such Remittance Date and as to the period ending on the last day of the month preceding such Remittance Date.

      The Seller shall prepare and file any and all information statements or other filings required to be delivered to any governmental taxing authority or to Purchaser pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby. In

                                                                              47

addition, the Seller shall provide Purchaser with such information concerning the Mortgage Loans as is necessary for Purchaser to prepare its federal income tax return as Purchaser may reasonably request from time to time.

      In addition, not more than sixty (60) days after the end of each calendar year, the Seller shall furnish to each Person who was a Purchaser at any time during such calendar year an annual statement in accordance with the requirements of applicable federal income tax law as to the aggregate of remittances for the applicable portion of such year.

      Section 5.03.  Monthly Advances by the Seller.

      Not later than the close of business on the Business Day preceding each
Remittance Date, the Seller shall deposit in the Custodial Account an amount equal to all payments not previously advanced by the Seller, whether or not deferred pursuant to Section 4.01, of principal (due after the Cut-off Date) and interest not allocable to the period prior to the Cut-off Date, at the Mortgage
Loan Remittance Rate, which were due on a Mortgage Loan and delinquent at the close of business on the related Determination Date.

      The Seller's obligation to make such Monthly Advances as to any Mortgage
Loan will continue through the last Monthly Payment due prior to the payment in full of the Mortgage Loan, or through the Remittance Date prior to the date on which the Mortgaged Property is liquidated (including Insurance Proceeds, REO
Disposition Proceeds or Condemnation Proceeds) with respect to the Mortgage
Loan, unless the Seller deems such advance to be nonrecoverable. In such event, the Seller shall deliver to the Purchaser an Officer's Certificate of the Seller
to the effect that an officer of the Seller has reviewed the related Mortgage
File and has made the reasonable determination that any additional advances are nonrecoverable.

      Section 5.04.  Liquidation Reports.

      Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Purchaser pursuant to a deed-in-lieu of foreclosure, the Seller shall submit to the Purchaser a liquidation report with respect to such
Mortgaged Property. The Seller shall also provide reports on the status of REO
Property containing such information as Purchaser may reasonably require.

      Section 5.05.  Automated Servicing Systems.

      On the fifth (5th) day of the succeeding month after closing, The Seller shall set up, format, maintain and transmit to the Purchaser the Seller's mortgage servicer file and other electronic data storage and transmission systems related to the Mortgage Loans (collectively, the "Servicing Systems") in accordance with the guidelines and requirements set forth in Exhibit J attached hereto (the "Servicer Requirements"), and the Seller shall cooperate with
Purchaser to receive data from the Purchaser that is to be incorporated in the
Servicing Systems in accordance with the Servicer Requirements.

                                                                              48

                                   ARTICLE VI

                          GENERAL SERVICING PROCEDURES

      Section 6.01.  Assumption Agreements.

      The Seller will, to the extent it has knowledge of any conveyance or prospective conveyance by any Mortgagor of the Mortgaged Property (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under any
"due-on-sale" clause to the extent permitted by law; provided, however, that the
Seller shall not exercise any such rights if prohibited by law or the terms of the Mortgage Note from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related Primary Mortgage Insurance
Policy, if any. If the Seller reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, the Seller, with the approval of the
Purchaser (such approval not to be unreasonably withheld), will enter into an assumption agreement with the person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon. Where an assumption is allowed pursuant to this Section 6.01, the Seller, with the prior consent of the
Purchaser and the primary mortgage insurer, if any, is authorized to enter into a substitution of liability agreement with the person to whom the Mortgaged
Property has been conveyed or is proposed to be conveyed pursuant to which the original mortgagor is released from liability and such Person is substituted as mortgagor and becomes liable under the related Mortgage Note. Any such substitution of liability agreement shall be in lieu of an assumption agreement.
Purchaser shall be deemed to have consented to any assumption for which
Purchaser was given notification and requested to consent, but for which neither a consent nor an objection was given by Purchaser within two (2) Business Days of such notification.

      In connection with any such assumption or substitution of liability, the
Seller shall follow the underwriting practices and procedures of the FNMA
Guides. With respect to an assumption or substitution of liability, the Mortgage
Interest Rate borne by the related Mortgage Note, the amount of the Monthly
Payment and the maturity date may not be changed. If the credit of the proposed transferee does not meet such underwriting criteria, the Seller diligently shall, to the extent permitted by the Mortgage or the Mortgage Note and by applicable law, accelerate the maturity of the Mortgage Loan. The Seller shall notify the Purchaser that any such substitution of liability or assumption agreement has been completed by forwarding to the Purchaser the original of any such substitution of liability or assumption agreement, which document shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. All fees collected by the Seller for entering into an assumption or substitution of liability agreement shall belong to the Seller.

      Notwithstanding the foregoing paragraphs of this Section or any other provision of this Agreement, the Seller shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or

                                                                              49

any assumption which the Seller may be restricted by law from preventing, for any reason whatsoever. For purposes of this Section 6.01, the term "assumption"
is deemed to also include a sale of the Mortgaged Property subject to the
Mortgage that is not accompanied by an assumption or substitution of liability agreement.

      Section 6.02.  Satisfaction of Mortgages and Release of Mortgage Files.

      Upon the payment in full of any Mortgage Loan, or the receipt by the
Seller of a notification that payment in full will be escrowed in a manner customary for such purposes, the Seller will immediately notify the Purchaser's custodian by a certification, which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to
Section 4.04 have been or will be so deposited, of a Servicing Officer and shall request delivery to it of the portion of the Mortgage File held by the
Purchaser. The Purchaser's custodian shall be required no later than five (5)
Business Days after receipt of such certification and request to release or cause to be released to the Seller, the related Mortgage Loan Documents and, upon its receipt of such documents, the Seller shall promptly prepare and execute (pursuant to a power of attorney or limited officer appointment to be provided by Purchaser to Seller) the requisite satisfaction or release. No expense incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account.

      In the event the Seller satisfies or releases a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage or should it otherwise prejudice any right the Purchaser may have under the mortgage instruments, the Seller, upon written demand, shall remit within two (2)
Business Days to the Purchaser the then outstanding principal balance of the related Mortgage Loan by deposit thereof in the Custodial Account. The Seller shall maintain the Fidelity Bond and errors and omissions insurance insuring the
Seller against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

      From time to time and as appropriate for the servicing or foreclosure of the Mortgage Loan, including for the purpose of collection under any Primary
Mortgage Insurance Policy, the Purchaser or its designee shall, upon request of the Seller and delivery to the Purchaser or its designee of a servicing receipt signed by a Servicing Officer, release the portion of the Mortgage File held by the Purchaser or its designee to the Seller. Such servicing receipt shall obligate the Seller to return the related Mortgage Loan Documents to the
Purchaser or its designee when the need therefor by the Seller no longer exists, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Seller has delivered to the Purchaser or its designee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery.
Upon receipt of a certificate of a Servicing Officer stating that such Mortgage
Loan was liquidated, the servicing receipt shall be released by the Purchaser or its designee to the Seller.

                                                                              50

      Section 6.03.  Servicing Compensation.

      As compensation for its services hereunder, the Seller shall be entitled to withdraw from the Custodial Account (to the extent of interest payments collected on the Mortgage Loans) or to retain from interest payments on the
Mortgage Loans the amounts provided for as the Seller's Servicing Fee, subject to payment of compensating interest on Principal Prepayments as capped by the
Servicing Fee pursuant to Section 5.01(iii). Additional servicing compensation in the form of income and other benefits derived from escrow and custodial accounts and assumption fees, as provided in Section 6.01, late payment charges and other similar ancillary fees or otherwise shall be retained by the Seller to the extent not required to be deposited in the Custodial Account. The Seller shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for herein.

      Section 6.04.  Annual Statement as to Compliance.

      (a)     The Seller will deliver to the Purchaser, not later than the earlier of (a) March 31 of each calendar year (other than the calendar year during which the Closing Date occurs) or (b) with respect to any calendar year during which the depositor's annual report on Form 10-K is required to be filed in accordance with the Securities Exchange Act of 1934, as amended (the
"Exchange Act") and the rules and regulations of the Securities and Exchange
Commission (the "Commission"), 15 calendar days before the date on which the depositor's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission (or, in each case, if such day is not a Business Day, the immediately preceding Business
Day), an Officers' Certificate stating, as to each signatory thereof, that (i) a review of the activities of the Seller during the preceding calendar year and of performance under this Agreement has been made under such officers' supervision, and (ii) to the best of such officers' knowledge, based on such review, the
Seller has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof. Copies of such statement shall be provided by the Seller to the
Purchaser upon request.

      (b)     The Seller will deliver to the Purchaser, with respect to any
Mortgage Loans that are subject to a Securitization or other securitization transaction, not later than the earlier of (a) March 31 of each calendar year
(other than the calendar year during which the Closing Date occurs) or (b) with respect to any calendar year during which the depositor's annual report on Form
10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, 15 calendar days before the date on which the depositor's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission (or, in each case, if such day is not a Business Day, the immediately preceding Business
Day), an officer of the Servicer shall execute and deliver an Officer's
Certificate in the form attached hereto as Exhibit H to the person who provides certification required under the Sarbanes-Oxley Act of 2002 in connection with such a Securitization or other securitization transaction for the benefit of such person and its officers, directors and affiliates.

                                                                              51

      (c)     The Servicer shall indemnify and hold harmless the Master Servicer and the Sarbanes Certifying Party (any such person, an "Indemnified Party") from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Servicer of its obligations under this Section 6.04, or the negligence, bad faith or willful misconduct of the Servicer in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless any Indemnified Party, then the Servicer agrees that it shall contribute to the amount paid or payable by the Indemnified Party as a result of the losses, claims, damages or liabilities of the Indemnified
Party in such proportion as is appropriate to reflect the relative fault of the
Indemnified Party on the one hand and the Servicer in the other in connection with a breach of the Servicer's obligations under this Section 6.04, or the
Servicer's negligence, bad faith or willful misconduct in connection therewith.

      (d)     It is acknowledged and agreed that each Master Servicer and the
Sarbanes Certifying Party shall be an express third party beneficiary of the provisions of this Section 6.04, and shall be entitled independently to enforce the provisions of this Section 6.04 with respect to any obligations owed to such entity as if it were a direct party to this Agreement.

      Section 6.05.  Annual Independent Certified Public Accountants' Servicing
                     Report.

      On the earlier of (a) March 31 or (b) using best efforts, within 15 calendar days prior to the date on which the Purchaser's annual report on Form
10-K is required to be filed, the Seller will deliver to the Purchaser at
Seller's expense and shall cause a firm of independent public accountants, which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Purchaser to the effect that such firm has examined certain documents and records relating to the Seller's servicing of mortgage loans of the same type as the Mortgage Loans pursuant to servicing agreements substantially similar to this Agreement, which agreements may include this
Agreement, and that, on the basis of such an examination, conducted substantially in accordance with the uniform single attestation program for mortgage bankers, such firm is of the opinion that the Seller's servicing has been conducted in compliance with the agreements examined pursuant to this
Section 6.05, except for (i) such exceptions as such firm shall believe to be immaterial, and (ii) such other exceptions as shall be set forth in such statement. Copies of such statement shall be provided by the Seller to the
Purchaser. In addition, on an annual basis, upon Purchaser's request, Seller shall provide Purchaser with copies of its audited financial statements upon execution by Purchaser of an agreement to keep confidential the contents of such financial statements.

      Section 6.06.  Purchaser's Right to Examine Seller Records.

      The Purchaser, or its designee, shall have the right to examine and audit upon reasonable notice to the Seller, during business hours or at such other times as might be reasonable under applicable circumstances, any and all of the books, records, documentation or other information of the Seller, or held by another for the Seller or on its behalf or otherwise, which relates to the performance or observance by the Seller of the terms, covenants or conditions of this Agreement.

                                                                              52

      The Seller shall provide to the Purchaser and any supervisory agents or examiners representing a state or federal governmental agency having jurisdiction over the Purchaser, including but not limited to the OCC and other comparable regulatory authorities supervising the Purchaser and other similar entities, access to any documentation regarding the Mortgage Loans in the possession of the Seller which may be required by any applicable regulations.
Such access shall be afforded without charge, upon reasonable request, during normal business hours and at the offices of the Seller, and in accordance with the federal government, the OCC and other comparable regulatory authorities supervising the Purchaser, or any other similar regulations.

      Section 6.07.  Compliance with REMIC Provisions.

      If a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held, the Seller shall not take any action or fail to take any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on "prohibited transactions" as defined in Section
860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in
Section 860G(d) of the Code) unless the Seller has received an Opinion of
Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.

                                   ARTICLE VII

                               SELLER TO COOPERATE

      Section 7.01.  Seller Shall Provide Information as Reasonably Required.

      Upon reasonable request from the Purchase, the Seller shall use its best efforts to deliver no later than sixty (60) day after such request any Servicing
File or document therein, or copies or images thereof, to the Purchaser at the direction of the Purchaser. The Purchaser shall return any original Servicing
File or document therein delivered pursuant to this Section no later than ten
(10) days after receipt thereof.

      The Seller shall furnish to the Purchaser during the term of this
Agreement, such periodic, special or other reports, information or documentation, whether or not provided for herein, as shall be necessary, reasonable or appropriate in respect to the Purchaser, or otherwise in respect to the Mortgage Loans and the performance of the Seller under this Agreement, including any reports, information or documentation reasonably required to comply with any regulations regarding any supervisory agents or examiners of the
Purchaser, all such reports or information to be as provided by and in accordance with such applicable instructions and directions as the Purchaser may reasonably request in relation to this Agreement or the performance of the
Seller under this Agreement. The Seller agrees to execute and deliver all such instruments and take all such action as the Purchaser, from time to time, may reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

                                                                              53

      In connection with marketing the Mortgage Loans, the Purchaser may make available to a prospective purchaser audited financial statements of the Seller for the most recently completed two (2) fiscal years for which such statements are available, as well as a Consolidated Statement of Condition at the end of the last two (2) fiscal years covered by any Consolidated Statement of
Operations. If it has not already done so, upon request, the Seller shall furnish promptly to the Purchaser or a prospective purchaser copies of the statements specified above; provided, however, that prior to furnishing such statements or information to any prospective purchaser, the Seller may require such prospective purchaser to execute a confidentiality agreement in a form satisfactory to the Seller.

      The Seller shall make reasonably available to the Purchaser or any prospective Purchaser a knowledgeable financial or accounting officer for the purpose of answering questions and to permit any prospective purchaser to inspect the Seller's servicing facilities for the purpose of satisfying such prospective purchaser that the Seller has the ability to service the Mortgage
Loans as provided in this Agreement.

      Section 7.02.  Cooperation with Third-party Service Providers.

      The Seller shall cooperate with the Purchaser in servicing the Mortgage
Loans in accordance with the usual and customary requirements of any credit enhancement, risk management and other service providers and shall otherwise cooperate with the Purchaser in connection with such third-party service providers and the provision of third-party services; provided, however, that such requirements are reasonably acceptable to the Seller and pose no greater risk, obligation or expense to the Seller than otherwise set forth in this
Agreement. Any additional costs and/or expenses will be paid by the requesting party.

                                  ARTICLE VIII

                                   THE SELLER

      Section 8.01.  Indemnification; Third Party Claims.

      The Seller agrees to indemnify the Purchaser and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the
Purchaser may sustain in any way related to the failure of the Seller to observe and perform its duties, obligations, covenants, and agreements to service the
Mortgage Loans in strict compliance with the terms of this Agreement; provided that Seller shall not be required to indemnify Purchaser with respect to any amounts otherwise paid to the Purchaser with respect to the Repurchase Price, as provided in Section 3.03. The Seller agrees to indemnify the Purchaser and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser may sustain in any way related to the breach of a representation or warranty set forth in Sections 3.01 or 3.02 of this
Agreement; provided that Seller shall not be required to indemnify Purchaser with respect to any amounts otherwise paid to the Purchaser with respect to the
Repurchase Price, as provided in Section 3.03. The Seller shall immediately notify the Purchaser if a claim is made by a third party with respect to this
Agreement or the

                                                                              54

Mortgage Loans, assume (with the prior written consent of the Purchaser) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Purchaser in respect of such claim. The Seller shall follow any written instructions received from the
Purchaser in connection with such claim. The Purchaser shall promptly reimburse the Seller for all amounts advanced by it pursuant to the two preceding sentences except when the claim relates to the failure of the Seller to service and administer the Mortgages in strict compliance with the terms of this
Agreement, the breach of representation or warranty set forth in Sections 3.01 or 3.02, or the negligence, bad faith or willful misconduct of Seller. The provisions of this Section 8.01 shall survive termination of this Agreement.

      Section 8.02.  Merger or Consolidation of the Seller.

      The Seller will keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation except as permitted herein, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its duties under this Agreement.

      Any Person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the
Seller shall be a party, or any Person succeeding to the business of the Seller whether or not related to loan servicing, shall be the successor of the Seller hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person shall be an institution (i) having a GAAP net worth of not less than $25,000,000, (ii)
the deposits of which are insured by the FDIC, SAIF and/or BIF, or which is a
HUD-approved mortgagee whose primary business is in origination and servicing of first lien mortgage loans, and (iii) who is a FNMA or FHLMC approved seller/service in good standing. Furthermore, in the event the Seller transfers or otherwise disposes of all or substantially all of its assets to an affiliate of the Seller, such affiliate shall satisfy the condition above, and shall also be fully liable to the Purchaser for all of the Seller's obligations and liabilities.

      Section 8.03.  Limitation on Liability of the Seller and Others.

      Neither the Seller nor any of the officers, employees or agents of the
Seller shall be under any liability to the Purchaser for any action taken or for refraining from the taking of any action in good faith pursuant to this
Agreement, or for errors in judgment made in good faith; provided, however, that this provision shall not protect the Seller or any such person against any breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with any standard of care set forth in this
Agreement, or any liability which would otherwise be imposed by reason of negligence, bad faith or willful misconduct, or any breach of the terms and conditions of this Agreement. The Seller and any officer, employee or agent of the Seller may rely in good faith on any document of any kind prima facie properly executed and submitted by the Purchaser respecting any matters arising hereunder. The Seller shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to

                                                                              55

its duties to service the Mortgage Loans in accordance with this Agreement and which in its reasonable opinion may involve it in any expenses or liability;
provided, however, that the Seller may, with the consent of the Purchaser, undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto. In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities for which the
Purchaser will be liable, and the Seller shall be entitled to be reimbursed therefor from the Purchaser upon written demand unless any such costs result from a breach of the Seller's representations and warranties made herein or its failure to perform its obligations in strict compliance with this Agreement.

      Section 8.04.  Seller Not to Assign or Resign.

      The Seller shall not assign this Agreement or resign from the obligations and duties hereby imposed on it except by mutual consent of the Seller and the
Purchaser or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the
Seller. Any such determination permitting the resignation of the Seller shall be evidenced by an Opinion of Counsel to such effect delivered to the Purchaser which Opinion of Counsel shall be in form and substance acceptable to the
Purchaser. No such resignation shall become effective until a successor shall have assumed the Seller's responsibilities and obligations hereunder in the manner provided in Section 11.01.

      Section 8.05.  No Transfer of Servicing.

      With respect to the retention of the Seller to service the Mortgage Loans hereunder, the Seller acknowledges that the Purchaser has acted in reliance upon the Seller's independent status, the adequacy of its servicing facilities, plan, personnel, records and procedures, its integrity, reputation and financial standing and the continuance thereof. Without in any way limiting the generality of this Section, the Seller shall not either assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion thereof, or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written approval of the Purchaser.

      Without in any way limiting the generality of this Section 8.05, in the event that the Seller either shall assign this Agreement or the servicing responsibilities hereunder or delegate its duties hereunder or any portion thereof without (i) satisfying the requirements set forth herein or (ii) the prior written consent of the Purchaser, then the Purchaser shall have the right to terminate this Agreement as set forth in Section 10.02, without any payment of any penalty or damages and without any liability whatsoever to the Seller
(other than with respect to accrued but unpaid Servicing Advances remaining unpaid) or any third party.

                                                                              56

                                   ARTICLE IX

                                     DEFAULT

      Section 9.01.  Events of Default.

      In case one or more of the following Events of Default by the Seller shall occur and be continuing, that is to say:

      (i)     any failure by the Seller to remit to the Purchaser any payment required to be made under the terms of this Agreement which continues unremedied for a period of two (2) Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the
Seller by the Purchaser or the date upon which such non-payment is discovered by
Seller; or

      (ii)    failure on the part of the Seller duly to observe or perform in any material respect any other of the covenants or agreements on the part of the
Seller set forth in this Agreement which continues unremedied for a period of thirty (30) days (except that such number of days shall be fifteen (15) in the case of a failure to pay any premium for any insurance policy required to be maintained under this Agreement) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by or on behalf of the Purchaser; or

      (iii)   a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Seller and such decree or order shall have remained in force undischarged or unstayed for a period of sixty (60) days; or

      (iv)    the Seller shall consent to the appointment of a conservator or receiver or liquidation in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Seller or of or relating to all or substantially all of its property; or

      (v)     the Seller shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

      (vi)    Seller ceases to be approved by both FNMA and FHLMC as a mortgage loan seller and servicer for more than twenty (20) days; or

      (vii)   the Seller attempts to assign its right to servicing compensation hereunder or the Seller attempts, without the consent of the Purchaser, to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof; or

                                                                              57

      (viii)  the Seller ceases to be (a) licensed to service first lien residential mortgage loans in each jurisdiction in which a Mortgaged Property is located and such licensing is required, or (b) qualified to transact business in any jurisdiction where it is currently so qualified, but only to the extent such non-qualification materially and adversely affects the Seller's ability to perform its obligations hereunder; or

      (ix)    the Seller fails to meet the eligibility criteria set forth in the penultimate sentence of Section 8.02;

then, and in each and every such case, so long as an Event of Default shall not have been remedied, the Purchaser, by notice in writing to the Seller may, in addition to whatever rights the Purchaser may have under Sections 3.03 and 8.01 and at law or equity or to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Seller under this
Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Seller for the same. On or after the receipt by the Seller of such written notice, all authority and power of the Seller under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 11.01. Upon written request from the Purchaser, the Seller shall prepare, execute and deliver, any and all documents and other instruments, place in such successor's possession all Mortgage Files, and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise, at the Seller's sole expense. The Seller agrees to cooperate with the Purchaser and such successor in effecting the termination of the Seller's responsibilities and rights hereunder, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Seller to the Custodial
Account or Escrow Account or thereafter received with respect to the Mortgage
Loans or any REO Property.

      Section 9.02.  Waiver of Defaults.

      The Purchaser may waive only by written notice any default by the Seller in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived in writing.

                                    ARTICLE X

                                   TERMINATION

      Section 10.01. Termination.

      The respective obligations and responsibilities of the Seller shall terminate upon: (i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of all REO Property and the remittance of all funds due

                                                                              58

hereunder; or (ii) by mutual consent of the Seller and the Purchaser in writing;
or (iii) termination with or without cause under the terms of this Agreement.

      Section 10.02. Termination Without Cause.

      The Purchaser may, at its sole option, terminate any rights the Seller may have hereunder, without cause, upon written notice. Any such notice of termination shall be in writing and delivered to the Seller as provided in
Section 11.05 of this Agreement. In the event of such termination, the Purchaser agrees to pay as liquidated damages, a sum equal to a percentage of the aggregate unpaid principal balance of the Mortgage Loans as of the termination date, as follows: two and one half percent (2.5%) for any Mortgage Loans having
Mortgaged Property in the states of New York, New Jersey or Connecticut; two percent (2.0%) for all remaining Mortgage Loans. Notwithstanding the foregoing, there shall be no fee or liquidated damages for termination pursuant to this
Section with respect to any Mortgage Loans ninety (90) days or more delinquent.

                                   ARTICLE XI

                        RECONSTITUTION OF MORTGAGE LOANS

      Section 11.01. Reconstitution of Mortgage Loans.

      (a)     The Seller acknowledges and the Purchaser agrees that with respect to some or all of the Mortgage Loans, the Purchaser may effect any of the following:

      (i)     one or more sales of the Mortgage Loans as whole loan transfers
(each, a "Whole Loan Transfer"); and/or

      (ii)    one or more Transfers; and/or

      (iii)   one or more sales of the Mortgage Loans as agency transfers (each, an "Agency Transfer").

      (b)     With respect to each Whole Loan Transfer, Agency Transfer or
Pass-Through Transfer, as the case may be, the Seller agrees:

      (i)     to cooperate fully with the Purchaser and any prospective
purchaser with respect to all reasonable requests and reasonable due diligence procedures including participating in meetings with rating agencies, bond insurers and such other parties as the Purchaser shall designate and participating in meetings with prospective purchasers of the Mortgage Loans or interests therein and providing information reasonably requested by such purchasers;

      (ii)    to execute all agreements required to be executed by the Seller in connection with such Whole Loan Transfer, Agency Transfer or Pass-Through
Transfer provided that such agreements will not contain any greater obligations on the part of Seller as are contained in this Agreement and Seller is given an opportunity to review and reasonably negotiate in good faith the content of such documents;

                                                                              59

      (iii)   to deliver to the Purchaser and to any Person designated by the
Purchaser for inclusion in any prospectus or other offering material such publicly available information regarding the Seller, its underwriting standards, its financial condition and its mortgage loan delinquency, foreclosure experience and any additional information reasonably requested by the Purchaser, and to indemnify the Purchaser and its affiliates for material misstatements contained in such information, and to deliver such statements and audit letters of reputable, certified public accountants pertaining to information provided by the Seller as shall be reasonably requested by the Purchaser;

      (iv)    to deliver to the Purchaser, and to any Person designated by the
Purchaser, such in-house opinions of counsel in a form reasonably acceptable to the Purchaser as are customarily delivered by servicers and reasonably determined by the Purchaser to be necessary in connection with Whole Loan
Transfers, Agency Transfers or Pass-Through Transfers;

      (v)     to make all representations and warranties with respect to the
Mortgage Loans as of the Closing Date and with respect to the Seller itself as of the closing date of each Whole Loan Transfer, Agency Transfer or Pass-Through
Transfer;

      (vi)    to make representations and warranties (1) that the Seller has serviced the Mortgage Loans in accordance with the terms of this Agreement, provided accurate statements to the Purchaser pursuant to Section 5.02 of this
Agreement, and otherwise complied with all covenants and obligations hereunder and (2) that the Seller has taken no action nor omitted to take any required action the omission of which would have the effect of impairing any mortgage insurance or guarantee on the Mortgage Loans; and

      (vii)   the third party costs incurred by Seller in connection with compliance with this Section 11.01, including but not limited to the costs of opinions of outside special counsel that may be required for a Whole Loan
Transfer, Agency Transfer or Pass-Through Transfer, shall be the responsibility of the Purchaser.

      All Mortgage Loans not sold or transferred pursuant to Whole Loan
Transfers, Agency Transfers or Pass-Through Transfers shall remain subject to this Agreement and shall continue to be serviced in accordance with the terms of this Agreement and with respect thereto this Agreement shall remain in full force and effect.

                                   ARTICLE XII

                            MISCELLANEOUS PROVISIONS

      Section 12.01. Successor to the Seller.

      Prior to termination of Seller's responsibilities and duties under this
Agreement pursuant to Sections 4.13, 8.04, 9.01, 10.01 or 10.02, the Purchaser
shall (i) succeed to and assume all of the Seller's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor having the characteristics set forth in Section 8.02 hereof and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the
Seller under this

                                                                              60

Agreement prior to the termination of Seller's responsibilities, duties and liabilities under this Agreement. In connection with such appointment and assumption, the Purchaser may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as the Purchaser and such successor shall agree. In the event that the Seller's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to any of the aforementioned Sections, the Seller shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of Seller pursuant to the aforementioned Sections shall not become effective until a successor shall be appointed pursuant to this Section and shall in no event relieve the Seller of the representations and warranties made pursuant to Sections 3.01, 3.02 and 3.03 and the remedies available to the Purchaser thereunder and under Section 8.01, it being understood and agreed that the provisions of such Sections 3.01, 3.02,
3.03 and 8.01 shall be applicable to the Seller notwithstanding any such resignation or termination of the Seller, or the termination of this Agreement.

      Any successor appointed as provided herein shall execute, acknowledge and deliver to the Seller and to the Purchaser an instrument accepting such appointment, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the
Seller, with like effect as if originally named as a party to this Agreement.
Any termination or resignation of the Seller or this Agreement pursuant to
Section 4.13, 8.04, 9.01, 10.01, or 10.02 shall not affect any claims that the
Purchaser may have against the Seller arising prior to any such termination or resignation.

      The Seller shall promptly deliver to the successor the funds in the
Custodial Account and the Escrow Account and the Mortgage Files and related documents and statements held by it hereunder and the Seller shall account for all funds. The Seller shall execute and deliver such instruments and do such other things all as may reasonably be required to more fully and definitely vest and confirm in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Seller. The successor shall make arrangements as it may deem appropriate to reimburse the Seller for unrecovered Servicing
Advances which the successor retains hereunder and which would otherwise have been recovered by the Seller pursuant to this Agreement but for the appointment of the successor servicer.

      Upon a successor's acceptance of appointment as such, the Seller shall notify by mail the Purchaser of such appointment.

      Section 12.02. Amendment.

      This Agreement may be amended from time to time by the Seller and the
Purchaser by written agreement signed by the Seller and the Purchaser.

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      Section 12.03. Recordation of Agreement.

      To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any of all the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the
Seller at the Seller's expense on direction of the Purchaser accompanied by an
Opinion of Counsel to the effect that such recordation materially and beneficially affects the interest of the Purchaser or is necessary for the administration or servicing of the Mortgage Loans.

      Section 12.04. Governing Law.

      This Agreement shall be governed by and construed in accordance with the laws of the State of New York except to the extent preempted by federal law, without giving effect to choice of law principles. The obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

      Each of the Seller and the Purchaser hereby knowingly, voluntarily and intentionally waives any and all rights it may have to a trial by jury in respect or any litigation based on, or arising out of, under, or in connection with, this Agreement, or any other documents and instruments executed in connection herewith, or any course of conduct, course of dealing, statements
(whether oral or written), or actions of the Seller or the Purchaser. This provision is a material inducement for the Purchaser to enter into this
Agreement.

      Section 12.05. Notices.

      Any demands, notices or other communications permitted or required hereunder shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or certified mail, return receipt requested, or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, as follows:

      (i)     if to the Seller:

                     Chase Home Finance LLC
                     300 Tice Boulevard
                     Woodcliff Lake, NJ 07675
                     Attention: Michael D. Katz

                     With copy to:

                     General Counsel
                     Chase Home Finance LLC
                     343 Thornall Street
                     Edison, NJ 08837

      (ii)    if to the Purchaser:

                                                                              62

                     Bank of America, National Association
                     Hearst Tower
                     NCI-027-21-04
                     214 North Tryon Street, 21st Floor
                     Charlotte, NC 28255
                     Attention: Managing Director

or such other address as may hereafter be furnished to the other party by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

      Section 12.06. Severability of Provisions.

      Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good faith, to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this
Agreement without regard to such invalidity.

      Section 12.07. Exhibits.

      The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

      Section 12.08. General Interpretive Principles.

      For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

      (i)     the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

      (ii)    accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

                                                                              63

      (iii)   references herein to "Articles," "Sections," Subsections,"
"Paragraphs," and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

      (iv)    a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

      (v)     the words "herein," "hereof ," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision;

      (vi)    the term "include" or "including" shall mean without limitation by reason of enumeration; and

      (vii)   headings of the Articles and Sections in this Agreement are for reference purposes only and shall not be deemed to have any substantive effect.

      Section 12.09. Reproduction of Documents.

      This Agreement and all documents relating thereto, including, without limitation, (i) consents, waivers and modifications which may hereafter be executed, (ii) documents received by any party at the closing, and (iii)
financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

      Section 12.10. Confidentiality of Information.

      Each party recognizes that, in connection with this Agreement, it may become privy to non-public information regarding the financial condition, operations and prospects of the other party. Each party agrees to keep all non-public information regarding the other party strictly confidential, and to use all such information solely in order to effectuate the purpose of the
Agreement, provided that each party may provide confidential information to its employees, agents and affiliates who have a need to know such information in order to effectuate the transaction, provided further that such information is identified as confidential non-public information. In addition, confidential information may be provided to a regulatory authority with supervisory power over Purchaser, provided such information is identified as confidential non-public information.

      Notwithstanding any other express or implied agreement to the contrary, the parties agree and acknowledge that each of them and each of their employees, representatives, and other agents may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to any of them relating to such tax treatment and tax structure, except

                                                                              64

to the extent that confidentiality is reasonably necessary to comply with U.S.
federal or state securities laws. For purposes of this paragraph, the terms "tax treatment" and "tax structure" have the meanings specified in Treasury
Regulation section 1.6011-4(c).

      Section 12.11. Recordation of Assignments of Mortgage.

      To the extent permitted by applicable law, each of the Assignments of
Mortgage is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such initial recordation from the Seller to the Purchaser or the Purchaser's designee to be effected at the
Seller's expense in the event recordation is either necessary under applicable law or requested by the Purchaser at its sole option.

      Section 12.12. Assignment by Purchaser.

      The Purchaser shall have the right, without the consent of the Seller hereof, to assign, in whole or in part, its interest under this Agreement with respect to some or all of the Mortgage Loans, and designate any person to exercise any rights of the Purchaser hereunder, by executing an Assignment and
Assumption Agreement substantially in the form of Exhibit D hereto and the assignee or designee shall accede to the rights and obligations hereunder of the
Purchaser with respect to such Mortgage Loans. In no event shall Purchaser sell a partial interest in any Mortgage Loan without the written consent of Seller, which consent shall not be unreasonably denied. All references to the Purchaser in this Agreement shall be deemed to include its assignee or designee. However, in no event shall there be more than four (4) Persons under the three
Reconstitution Agreements (i.e., Pass-Through Transfer, Whole Loan Transfer and
Agency Transfer) at any given time having the status of "Purchaser" under such agreements.

      Section 12.13. No Partnership.

      Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto and the services of the Seller shall be rendered as an independent contractor and not as agent for
Purchaser.

      Section 12.14. Execution; Successors and Assigns.

      This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement. Subject to Section 8.04, this Agreement shall inure to the benefit of and be binding upon the Seller and the Purchaser and their respective successors and assigns.

      Section 12.15. Entire Agreement.

      The Seller acknowledges that no representations, agreements or promises were made to the Seller by the Purchaser or any of its employees other than those representations, agreements or promises specifically contained herein.
This Agreement sets forth the entire understanding

                                                                              65

between the parties hereto and shall be binding upon all successors of both parties. In the event of any inconsistency between the Purchase Price and Terms
Letter and this Agreement, this Agreement shall control.

      Section 12.16. No Solicitation.

      From and after the Closing Date, the Seller agrees that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors on the Seller's behalf, to personally, by telephone or mail, solicit the Mortgagor under any Mortgage Loan to refinance the Mortgage Loan, in whole or in part, without the prior written consent of the Purchaser. Notwithstanding the foregoing, it is understood and agreed that promotions undertaken by the Seller or any affiliate of the Seller which are directed to the general public at large, or segments thereof, provided that no segment shall consist primarily of the Mortgage Loans, including, without limitation, mass mailing based on commercially acquired mailing lists, newspaper, radio and television advertisements shall not constitute solicitation under this Section 12.16. This Section 12.16 shall not be deemed to preclude the
Seller or any of its affiliates from soliciting any Mortgagor for any other financial products or services. In addition, Seller shall use its commercially reasonable best efforts to prevent the sale of the name of any Mortgagor to any
Person who is not an affiliate of Seller and who Seller knows will solicit the
Mortgagor for refinance.

      Section 12.17. Further Agreements.

      The Purchaser and the Seller each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

      Section 12.18. Closing.

      The closing for the purchase and sale of the Mortgage Loans shall take place on the Closing Date. The closing shall be either: by telephone, confirmed by letter or wire as the parties shall agree, or conducted in person, at such place as the parties shall agree.

      The closing for the Mortgage Loans to be purchased on the Closing Date shall be subject to each of the following conditions:

      (a)     at least two (2) Business Days prior to the Closing Date, the
Seller shall deliver to the Purchaser a magnetic diskette, or transmit by modem, a listing on a loan-level basis of the information contained in the Mortgage
Loan Schedule;

      (b)     all of the representations and warranties of the Seller under this
Agreement shall be materially true and correct as of the Closing Date and no event shall have occurred which, with notice or the passage of time, would constitute a material default under this Agreement;

      (c)     the Purchaser shall have received, or the Purchaser's attorneys shall have received in escrow, all closing documents more particularly described in the Purchase Price and Terms

                                                                              66

Letter, in such forms as are agreed upon and acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the terms hereof;

      (d)     the Seller shall have delivered and released to the Purchaser (or its designee) on or prior to the Closing Date all documents required pursuant to the terms of this Agreement; and

      (e)     all other terms and conditions of this Agreement and the Purchase
Price and Terms Letter shall have been materially complied with.

      Subject to the foregoing conditions, the Purchaser shall pay to the Seller on the Closing Date the Purchase Price, plus accrued interest pursuant to
Section 2.02 of this Agreement, by wire transfer of immediately available funds to the account designated by the Seller.

      Section 12.19. Costs.

      The Purchaser shall pay any commissions due its salesmen and the legal fees and expenses of its attorneys. The Seller shall pay for the physical delivery of the Mortgage Loan Documents to a location designated by the
Purchaser, and all the costs and expenses incurred in connection with the transfer and delivery of the Mortgage Loans, including fees for title policy endorsements and continuations, if required.

                         [SIGNATURES ON FOLLOWING PAGE]

                                                                              67

      IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                        BANK OF AMERICA, NATIONAL
                                        ASSOCIATION
                                        Purchaser

                                        By:   /s/ Bruce W. Good
                                           -------------------------------------

                                        Name:   Bruce W. Good
                                             -----------------------------------

                                        Title:  Vice President
                                              ----------------------------------

                                        Taxpayer ID Number:_____________________

                                        CHASE HOME FINANCE LLC
                                        Seller and Servicer

                                        By:   /s/ Ralph A. Armenta
                                           -------------------------------------

                                        Name:  Ralph A. Armenta

                                        Title: Vice President

                                                                              68

                                    EXHIBIT A

                            CONTENTS OF MORTGAGE FILE

      With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, which shall be available for inspection by the
Purchaser, and which shall be retained by the Seller in the Servicing File or delivered to the Purchaser or its designee pursuant to Sections 2.04 and 2.05 of the Mortgage Loan Purchase, Warranties and Servicing Agreement.

      1. The original Mortgage Note endorsed "Pay to the order of _____________, without recourse," and signed in the name of the Seller by an authorized officer, with all intervening endorsements showing a complete chain of title from the originator to the Seller. If the Mortgage Loan was acquired by the
Seller in a merger, the endorsement must be by "[Seller], successor by merger to the [name of predecessor]". If the Mortgage Loan was acquired or originated by the Seller while doing business under another name, the endorsement must be by
"[Seller] formerly known as [previous name]". With respect to no more than 2% of the unpaid principal balance of the Mortgage Loans as of the Cut-off Date, in the event that the original Mortgage Note is lost, a lost note affidavit may be provided.

      2. The original Mortgage with evidence of recording thereon, or a copy thereof certified by the public recording office in which such Mortgage has been recorded or, if the original Mortgage has not been returned from the applicable public recording office, a true certified copy, certified by the Seller, of the original Mortgage.

      3. The original or certified to be true copy, certified by the Seller, of the Primary Mortgage Insurance Policy, if required.

      4. The original Assignment, from the Seller (or its designee MERS) to
_______________________, or in accordance with Purchaser's instructions, which assignment shall, but for any blanks requested by Purchaser, be in form and substance acceptable for recording, or a copy certified by Seller as a true and correct copy of the original Assignment which has been sent for recordation. If the Mortgage Loan was acquired or originated by the Seller while doing business under another name, the Assignment must be by "[Seller] formerly known as
[previous name]".

      5. With respect to Mortgage Loans that are not Co-op Loans, the original policy of title insurance, including riders and endorsements thereto, or if the policy has not yet been issued, a written commitment or interim binder or preliminary report of title issued by the title insurance or escrow company.

      6. Originals of all recorded intervening Assignments, or copies thereof, certified by the public recording office in which such Assignments have been recorded showing a complete chain of title from the originator to the Seller, with evidence of recording thereon, or a copy thereof certified by the public recording office in which such Assignment has been recorded or, if the

                                  EXHIBIT A - 1

original Assignment has not been returned from the applicable public recording office, a true certified copy, certified by the Seller of the original
Assignment.

      7. Originals, or copies thereof certified by the public recording office in which such documents have been recorded, of each assumption, extension, modification, written assurance or substitution agreements, if applicable, or if the original of such document has not been returned from the applicable public recording office, a true certified copy, certified by the Seller, of such original document.

      8. If the Mortgage Note or Mortgage or any other material document or instrument relating to the Mortgage Loan has been signed by a person on behalf of the Mortgagor, the original power of attorney or other instrument that authorized and empowered such person to sign bearing evidence that such instrument has been recorded, if so required in the appropriate jurisdiction where the Mortgaged Property is located (or, in lieu thereof, a duplicate or conformed copy of such instrument, together with a certificate of receipt from the recording office, certifying that such copy represents a true and complete copy of the original and that such original has been or is currently submitted to be recorded in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located), or if the original power of attorney or other such instrument has been delivered for recording in the appropriate public recording office of the jurisdiction in which the Mortgaged
Property is located.

      9. With respect to a Co-op Loan: (i) a copy of the Co-op Lease and the assignment of such Co-op Lease to the originator of the Mortgage Loan, with all intervening assignments showing a complete chain of title and an assignment thereof by Seller; (ii) the stock certificate together with an undated stock power relating to such stock certificate executed in blank; (iii) the recognition agreement in substantially the same form as standard "AZTECH" form;
(iv) copies of the financing statement filed by the originator as secured party and, if applicable, a filed UCC-3 Assignment of the subject security interest showing a complete chain of title, together with an executed UCC-3 Assignment of such security interest by the Seller in a form sufficient for filing.

      10. Mortgage Loan closing statement (Form HUD-1) and any other truth-in-lending or real estate settlement procedure forms required by law.

      11. Residential loan application.

      12. Uniform underwriter and transmittal summary (FNMA Form 1008) or reasonable equivalent.

      13. Credit report on the mortgagor.

      14. Business credit report, if applicable.

      15. Residential appraisal report and attachments thereto.

      16. The original of any guarantee executed in connection with the Mortgage
Note.

                                  EXHIBIT A - 2

      17. Verification of employment and income except for Mortgage Loans originated under a Limited Documentation Program, all in accordance with
Seller's underwriting guidelines.

      18. Verification of acceptable evidence of source and amount of down payment, in accordance with Seller's underwriting guidelines.

      19. Photograph of the Mortgaged Property (may be part of appraisal).

      20. Survey of the Mortgaged Property, if any.

      21. Sales contract, if applicable.

      22. If available, termite report, structural engineer's report, water portability and septic certification.

      23. Any original security agreement, chattel mortgage or equivalent executed in connection with the Mortgage.

      Notwithstanding anything to the contrary herein, Seller may provide one certificate for all of the Mortgage Loans indicating that the documents were delivered for recording.

                                  EXHIBIT A - 3

                                    EXHIBIT B

                       CUSTODIAL ACCOUNT LETTER AGREEMENT

To:   JPMorgan Chase Bank, National Association
      270 Park Avenue
      New York, NY 10017
      (the "Depository")

      As "Seller" under the Mortgage Loan Purchase, Warranties and Servicing
Agreement, dated as of January 1, 2005, Whole Loan Series 2005 WL-B (the
"Agreement"), we hereby authorize and request you to establish an account, as a
Custodial Account pursuant to Section 4.04 of the Agreement, to be designated as
"Chase Home Finance LLC In Trust For Bank of America, National Association owner of various whole loan series P&I". All deposits in the account shall be subject to withdrawal therefrom by order signed by the Seller. This letter is submitted to you in duplicate. Please execute and return one original to us.

CHASE HOME FINANCE LLC

By: ________________________________
Name: ______________________________
Title:______________________________

      The undersigned, as "Depository", hereby certifies that the above described account has been established under Account Number ________________, at the office of the depository indicated above, and agrees to honor withdrawals on such account as provided above.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

By:_________________________________
Name:_______________________________
Title:______________________________

                                  EXHIBIT B - 1

                                    EXHIBIT C

                         ESCROW ACCOUNT LETTER AGREEMENT

To:   JPMorgan Chase Bank, National Association
      270 Park Avenue
      New York, New York 10017
      (the "Depository")

      As "Seller" under the Mortgage Loan Purchase, Warranties and Servicing
Agreement, dated as of January 1, 2005, Whole Loan Series 2005 WL-B the
"Agreement"), we hereby authorize and request you to establish an account, as an
Escrow Account pursuant to Section 4.06 of the Agreement, to be designated as
"Chase Home Finance LLC In Trust For Bank of America, National Association owner of various whole loan series and various mortgagors T&I". All deposits in the account shall be subject to withdrawal therefrom by order signed by the Seller.
This letter is submitted to you in duplicate. Please execute and return one original to us.

                      CHASE HOME FINANCE LLC

                      By:________________________________
                      Name:______________________________
                      Title:_____________________________

      The undersigned, as "Depository", hereby certifies that the above described account has been established under Account Number ________________, at the office of the depository indicated above, and agrees to honor withdrawals on such account as provided above.

                      JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

                      By:________________________________
                      Name:______________________________
                      Title:_____________________________

                                  EXHIBIT C - 1

                                    EXHIBIT D

                        FORM OF ASSIGNMENT AND ASSUMPTION

      THIS ASSIGNMENT AND ASSUMPTION AGREEMENT, dated _______________, ______, between _________________________________________, a _______________ corporation
("Assignor"), and _______________________________, a __________________
corporation ("Assignee"):

      For and in consideration of the sum of TEN DOLLARS ($10.00) and other valuable consideration, the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

      1. The Assignor hereby grants, transfers and assigns to Assignee all of the right, title and interest of Assignor, as Purchaser, in, to and under (a)
those certain Mortgage Loans listed on Exhibit A attached hereto (the "Mortgage
Loans"), (b) that certain Mortgage Loan Purchase, Warranties and Servicing
Agreement, Whole Loan Series 2005 WL-B (the "Purchase, Warranties and Servicing
Agreement"), dated as of January 1, 2005, by and between Bank of America,
National Association, Purchaser and Chase Home Finance LLC, Seller and Servicer
(collectively, the "Company"), with respect to the Mortgage Loans and (c) the certain Custody Agreement (the "Custody Agreement"), dated as of ______, by and between ____________ as Owner and _________ as custodian.

      The Assignor specifically reserves and does not assign to the Assignee hereunder any and all right, title and interest in, to and under and all obligations of the Assignor with respect to any mortgage loans subject to the
Purchase, Warranties and Servicing Agreement which are not the Mortgage Loans set forth on Exhibit A attached hereto and are not the subject of this
Assignment and Assumption Agreement.

      2. The Assignor warrants and represents to, and covenants with, the
Assignee that:

            a. The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

            b. The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to the Seller or the
Servicer with respect to the Purchase, Warranties and Servicing Agreement or the
Mortgage Loans;

            c. The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Purchase, Warranties and
Servicing Agreement, the Custody Agreement or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Purchase,
Warranties and Servicing Agreement. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under or defaults under, the
Purchase, Warranties and Servicing Agreement, the Custody Agreement or the
Mortgage Loans; and

                                  EXHIBIT D - 1

            d. Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the
Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933
(the "1933 Act") or which would render the disposition of the Mortgage Loans a violation of Section 5 of the 1933 Act or require registration pursuant thereto.

      3. The Assignee warrants and represents to, and covenants with, the
Assignor and the Company that:

            a. The Assignee is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite corporate power and authority to acquire, own and purchase the Mortgage Loans;

            b. The Assignee has full corporate power and authority to execute, deliver and perform under this Assignment and Assumption Agreement, and to consummate the transactions set forth herein. The execution, delivery and performance of the Assignee of this Assignment and Assumption Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action of the Assignee. This Assignment and Assumption Agreement has been duly executed and delivered by the Assignee and constitutes the valid and legally binding obligation of the Assignee enforceable against the Assignee in accordance with its respective terms;

            c. To the best of Assignee's knowledge, no material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignee in connection with the execution, delivery or performance by the Assignee of this Assignment and Assumption Agreement, or the consummation by it of the transactions contemplated hereby;

            d. The Assignee agrees to be bound, as Purchaser and Owner (as applicable), by all of the terms, covenants and conditions of the Purchase,
Warranties and Servicing Agreement, the Custody Agreement and the Mortgage
Loans, and from and after the date hereof, the Assignee assumes for the benefit of each of the Company and the Assignor all of the Assignor's obligations as
Purchaser or Owner thereunder, with respect to the Mortgage Loans;

            e. The Assignee understands that the Mortgage Loans have not been registered under the 1933 Act or the securities laws of any state;

            f. The purchase price being paid by the Assignee for the Mortgage
Loans is in excess of $250,000 and will be paid by cash remittance of the full purchase price within sixty (60) days of the sale;

                                  EXHIBIT D - 2

            g. The Assignee is acquiring the Mortgage Loans for investment for its own account only and not for any other person;

            h. The Assignee considers itself a substantial, sophisticated institutional investor having such knowledge in financial and business matters that it is capable of evaluating the merits and the risks of investment in the
Mortgage Loans;

            i. The Assignee has been furnished with all information regarding the Mortgage Loans that it has requested from the Assignor or the Company;

            j. Neither the Assignee nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accepted a transfer, pledge or other disposition of the
Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising within the meaning of Rule 502(c) of Regulation D promulgated under the 1933 Act or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the 1933 Act or which would render the disposition of the Mortgage Loans a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Mortgage Loans; and

            k. Either: (1) the Assignee is not an employee benefit plan ("Plan")
within the meaning of section 3(3) of the Employee Retirement Income Security
Act of 1974, as amended ("ERISA") or a plan (also "Plan") within the meaning of section 4975(e)(1) of the Internal Revenue Code of 1986 ("Code"), and the
Assignee is not directly or indirectly purchasing the Mortgage Loans on behalf of, investment manager of, as named fiduciary of, as trustee of, or with assets of, a Plan; or (2) the Assignee's purchase of the Mortgage Loans will not result in a prohibited transaction under section 406 of ERISA or section 4975 of the
Code.

            l. The Assignee's address for purpose of all notices and
correspondence related to the Mortgage Loans, the Purchase, Warranties and
Servicing Agreement and this Assignment and Assumption Agreement is:

                      ___________________________________
                      ___________________________________
                      ___________________________________
                      ___________________________________
                      ___________________________________
                      Attention:_________________________

            m. The Assignee's wire transfer instructions for purposes of all remittances and payments related to the Mortgage Loans and the Purchase,
Warranties and Servicing Agreement is:

                                  EXHIBIT D - 3

                      For the account of:________________
                      ABA#:______________________________
                      A/C#:______________________________
                      A/C Name:__________________________
                      Taxpayer ID#:______________________

            n. The Assignor's address for purposes of all notices and
correspondence related to the Mortgage Loans, the Purchase, Warranties and
Servicing Agreement and this Assignment and Assumption Agreement is:

                      ___________________________________
                      ___________________________________
                      ___________________________________
                      ___________________________________
                      ___________________________________
                      Attention:_________________________

      4. The Assignor represents and warrants to the Assignee that (i) attached hereto as Exhibit B is a true, accurate and complete copy of each of the
Purchase, Warranties and Servicing Agreement, the Custody Agreement and all
amendments and modifications, if any, thereto, (ii) neither the Purchase,
Warranties and Servicing Agreement nor the Custody Agreement has been amended or modified in any respect, except as set forth in this Assignment and Assumption
Agreement and (iii) no notice of termination has been given to the Company under the Purchase, Warranties and Servicing Agreement.

                                  EXHIBIT D - 4

      IN WITNESS WHEREOF, the parties have caused this Assignment and Assumption
Agreement to be executed by their duly authorized officers as of the date first above written.

________________________________________     ___________________________________
________________________________________     ___________________________________
Assignor                                     Assignee

By:_____________________________________     By:________________________________

Its:____________________________________

Taxpayer Identification Number:________________

By signing the acknowledgment below, the Company (1) represents and warrants that through the date hereof the Company has serviced the Mortgage Loans in accordance with the terms of the Purchase, Warranties and Servicing Agreement and (2) acknowledges and agrees that from and after the date hereof, the Company shall (i) note the transfer of the Mortgage Loans to the Assignee in its books and records, (ii) recognize the Assignee as the owner of the Mortgage Loans and
(iii) service the Mortgage Loans for the benefit of the Assignee pursuant to the
Purchase, Warranties and Servicing Agreement, the terms of which are incorporated herein by reference, it being the intention of the Assignor, the
Company and the Assignee that the Purchase, Warranties and Servicing Agreement shall be binding upon and inure to the benefit of the Company and the Assignee and their respective successors and assigns. Acknowledged:

Chase Home Finance LLC,
Seller and Servicer

By:_____________________________________
Its:____________________________________

                                  EXHIBIT D - 5

                EXHIBIT A to Assignment and Assumption Agreement

                               THE MORTGAGE LOANS

                                  EXHIBIT D - 6

                EXHIBIT B to Assignment and Assumption Agreement

         MORTGAGE LOAN PURCHASE, WARRANTIES AND SERVICING AGREEMENT AND
                                CUSTODY AGREEMENT

                                  EXHIBIT D - 7

                                    EXHIBIT E

                                 POOL STATISTICS

                                  EXHIBIT E - 1

                                    EXHIBIT F

                             MORTGAGE LOAN SCHEDULE

                                  EXHIBIT F - 1

                                    EXHIBIT G

                  REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT

RE: Mortgage Loan #:____________________________________________________________
BORROWER:_______________________________________________________________________
PROPERTY:_______________________________________________________________________

Pursuant to a Mortgage Loan Purchase, Warranties and Servicing Agreement (the
"Agreement") dated as of January 1, 2005, between Chase Home Finance LLC (the
"Servicer") and Bank of America, National Association (the "Purchaser"), the
undersigned hereby certifies that he or she is an officer of the Servicer requesting release of the documents for the reason specified below. The undersigned further certifies that:

(Check one of the items below)

______      On _________________, the above captioned mortgage loan was paid in full or that the Seller has been notified that payment in full has been or will be escrowed. The Servicer hereby certifies that all amounts with respect to this loan which are required under the Agreement have been or will be deposited in the Custodial Account as required.

______      The above captioned loan is being repurchased pursuant to the terms of the Agreement. The Servicer hereby certifies that the repurchase price has been credited to the Custodial Account as required under the Agreement.

______      The above captioned loan is being placed in foreclosure and the original documents are required to proceed with the foreclosure action. The
Servicer hereby certifies that the documents will be returned to the Purchaser in the event of reinstatement.

______      Other (explain)

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

________________________________________________________________________________

All capitalized terms used herein and not defined shall have the meanings assigned to them in the Agreement.

Based on this certification and the indemnities provided for in the Agreement, please release to the Servicer all original mortgage documents in your possession relating to this mortgage loan.

Dated:__________________________________     By:________________________________
                                                 Signature

                                                 _______________________________
                                                 _______________________________
                                                 Title

                                  EXHIBIT G - 1

Send documents to:

________________________________________
________________________________________
________________________________________

________________________________________
________________________________________
________________________________________

Acknowledgement:

Wachovia Bank, National Association hereby acknowledges that all original documents previously released on the above captioned mortgage loan have been returned and received by the Purchaser.

Dated:__________________________________     By:________________________________
                                             Signature

                                             ___________________________________
                                             ___________________________________
                                             Title

                                  EXHIBIT G - 2

                                    EXHIBIT H

[FORM OF BACK-UP CERTIFICATION]

[Name and address of
master servicer/trustee/depositor
receiving the certification]

Re: [name of securitization]

Chase Home Finance LLC, as [servicer] hereby certifies to the [master servicer]
that:

      1.    Based on our knowledge, the information prepared by the [servicer]
and relating to the mortgage loans serviced by the [servicer] and provided by the [servicer] to the [master servicer] in its reports to the [master servicer]
is accurate and complete in all material respects as of the last day of the period covered by such report;

      2.    Based on our knowledge, the [distribution or servicing] information required to be provided to the [master servicer] by the [servicer] pursuant to the [pooling and servicing] agreement has been provided to the [master servicer];

      3.    Based upon the review required under the [pooling and servicing]
agreement, and except as disclosed in its reports, the [servicer] as of the last day of the period covered by such reports has fulfilled its obligations under the [pooling and servicing] agreement; and

      4.    The [servicer] has disclosed to its independent auditor, who issues the independent auditor's report on the Uniform Single Attestation Program for
Mortgage Bankers for the [servicer], any significant deficiencies relating to the [servicer's] compliance with minimum servicing standards.

                                             Chase Home Finance LLC,
                                             as [servicer]

                                             ___________________________________
                                             Authorized Signature

                                  EXHIBIT H - 1

                                    EXHIBIT I

                            MONTHLY REMITTANCE ADVICE

-------------------------
FOR CUTOFF PERIOD ENDING:
-------------------------

-------------------
    INV. LOAN #
-------------------
    CMMC LOAN #
-------------------
      PAID TO
-------------------
    BEG SCH BAL
-------------------
       DIFF
-------------------
    CURTAILMENT
-------------------
      PREPAID
-------------------
   INTEREST ADJ.
-------------------
       OTHER
-------------------
   LIQUIDATIONS
-------------------
   NET INTEREST
-------------------
   GRS. INTEREST
-------------------
     SCH PRIN
-------------------
    UNSCH PRIN
-------------------
     TOT PRIN
-------------------
    REMITTANCE
-------------------
    END SCH BAL
-------------------
      END UPB
-------------------
   TRIAL BALANCE
-------------------
       RATE
-------------------
       FEE %
-------------------
       PASS
-------------------
     CONSTANT
-------------------
      SER-FEE
-------------------
     Loan Type
-------------------
  Date of payoff
-------------------
    Payoff Rsn
-------------------
   Borrower name
-------------------
      Group#
-------------------
     Comments
-------------------

                                  EXHIBIT I - 1

                                    EXHIBIT J

                              SERVICER REQUIREMENTS

o     Loading/Updating Investor Headers

      o   Assignee will provide investor matrix for input on Servicing Systems, if applicable. Updates/additions will occur monthly, including new investor header detail for each new deal that is settled.

      o   The Seller, acting as servicer ("Servicer"), will load investor information upon receipt or before month end for inclusion on the next month-end file to Assignee.

      o   The Servicer will include the investor information on the monthly servicer file ("MSF") and the monetary file ("MF").

o     Loading Account Numbers

      o   The Servicer will load account numbers upon receipt or before month end to ensure inclusion with the next month-end files to Assignee.

o     Automated Monetary Transaction File

      o   The Servicer will establish a process to feed a MSF to Assignee that contains loan information specified in the MSF layout provided.

      o   The feed will include all new loans purchased in the previous month, as well as a maintenance file for all existing loans in the Assignee portfolio.

      o   The file will cut-off at month-end, including any changes or transactions that occur on the last day of the month.

      o   The file will be transmitted from the Servicer to the specified mailbox at Assignee.

      o   Assignee will receive and process the electronic file on the first business day of the month for the previous month-end file.

      o   The Servicer will provide an email providing file details for balancing.

o     MSF -- Ongoing Process

      o   The Servicer will establish a process to feed a MSF to Assignee that contains loan information specified in the MSF layout provided.

      o   The feed will include all new loans purchased in the previous month, as well as a maintenance file for all existing loans in the Assignee portfolio.

      o   The file will cut-off at month-end, including any changes or transactions that occur on the last day of the month.

                                  EXHIBIT J - 1

      o   The file will be transmitted from the Servicer to the specified mailbox at Assignee.

      o   Assignee will receive and process the electronic file on the first business day of the month for the previous month-end file.

      o   The Servicer will provide an email providing file details for balancing.

o     MSF -- Test File

For testing purposes, Assignee requests a sample file that represents the MSF.

      o   The Servicer will load/update investor header information received from Assignee.

      o   Assignee will receive and process the file on the first business day of the month for the previous month-end file.

      o   The Servicer will provide an email providing file details for balancing.

o     Reporting Requirements

The Servicer will provide the following reports to Assignee by the 5th business day of the month, unless otherwise specified. Reports will be provided in an electronic format, unless otherwise specified. The reports listed below are required for the Assignee's project; reports in addition to these may also be required.

The description of these reports is as follows:

      o   Collection Report - Report that summarizes the collections made during the reporting period.

      o   Paid In Full Report - Report that summarizes paid in full loans made during the reporting period.

      o   Trial Balance Report - Monthly statement of mortgage accounts or a trial balance as of the cutoff date.

      o   Scheduled Remittance Reports - Servicers send on a monthly basis. We would like this report by the 5th business day.

      o   Delinquency Report - Report from the servicer to be sent by the 5th business day. Assignee would like this report sent via e-mail or fax.

                                  EXHIBIT J - 2

                                   EXHIBIT III

                        CHASE BANK MORTGAGE LOAN SCHEDULE

             [Please see Exhibit D to Exhibit 4.1 of this Form 8-K]

                                      III-1

                                   EXHIBIT IV

                      NATIONAL CITY MORTGAGE LOAN SCHEDULE

             [Please see Exhibit D to Exhibit 4.1 of this Form 8-K]

                                      IV-1

                                    EXHIBIT V

                           RFC MORTGAGE LOAN SCHEDULE

             [Please see Exhibit D to Exhibit 4.1 of this Form 8-K]

                                       V-1

                                   EXHIBIT VI

                         SUNTRUST MORTGAGE LOAN SCHEDULE

             [Please see Exhibit D to Exhibit 4.1 of this Form 8-K]

                                      VI-1

                                   EXHIBIT VII

                           WAMU MORTGAGE LOAN SCHEDULE

             [Please see Exhibit D to Exhibit 4.1 of this Form 8-K]

                                      VII-1

                                  EXHIBIT VIII

                       WELLS FARGO MORTGAGE LOAN SCHEDULE

  LOANID      OCC       PROPTYPE   OTERM  CORTERM   OLTV   RATE   FPDATE     NDDATE   S_MATDATE    PANDI      PTDATE       OBAL
---------  ---------  -----------  -----  -------  -----  -----  --------  ---------  ---------  ---------  ---------  ------------

 62290226  Primary    SFR           360     353    54.55   6.25  3/1/2006   9/1/2006   2/1/2036  18,471.52   8/1/2006  3,000,000.00
 62635933  Primary    SFR           360     355       80  6.125  5/1/2006  10/1/2006   4/1/2036   2,325.19   9/1/2006    455,895.00
 62717616  Primary    Condo         360     355       80  6.375  5/1/2006   9/1/2006   4/1/2036   3,044.49   8/1/2006    488,000.00
 62757141  Primary    SFR           360     355       80   6.25  5/1/2006   9/1/2006   4/1/2036   3,073.66   8/1/2006    499,200.00
 62766217  Primary    SFR           360     355       80  6.375  5/1/2006  10/1/2006   4/1/2036   2,794.94   9/1/2006    448,000.00
 62877824  Primary    SFR           360     356       80   6.25  6/1/2006   9/1/2006   5/1/2036   4,583.33   8/1/2006    880,000.00
 63075691  Primary    SFR           360     355       68  6.375  5/1/2006   9/1/2006   4/1/2036   3,070.63   8/1/2006    578,000.00
 63241822  Primary    SFR           360     355    76.92  6.125  5/1/2006   9/1/2006   4/1/2036   2,734.25   8/1/2006    450,000.00
 63283014  Primary    Condo         360     356       80  6.375  6/1/2006   9/1/2006   5/1/2036   2,864.81   8/1/2006    459,200.00
 63284053  Primary    SFR           360     355    68.92   6.25  5/1/2006   9/1/2006   4/1/2036   3,429.17   8/1/2006    660,000.00
 63570543  Primary    SFR           360     356     61.9      6  6/1/2006   9/1/2006   5/1/2036   3,897.08   8/1/2006    650,000.00
 63670913  Primary    SFR           360     355     79.9  6.375  5/1/2006   9/1/2006   4/1/2036   3,075.68   8/1/2006    493,000.00
 63770457  Primary    SFR           360     356       70  6.375  6/1/2006  10/1/2006   5/1/2036   6,113.93   9/1/2006    980,000.00
 63871552  Primary    SFR           360     355       75  6.375  5/1/2006   9/1/2006   4/1/2036   8,367.19   8/1/2006  1,575,000.00
 63908131  Primary    SFR           360     355    52.15  6.375  5/1/2006   9/1/2006   4/1/2036   2,196.02   8/1/2006    352,000.00
 63985626  Primary    SFR           360     356       80  6.375  6/1/2006   9/1/2006   5/1/2036   3,019.53   8/1/2006    484,000.00
 64027386  Primary    SFR           360     355    78.74  6.375  5/1/2006   9/1/2006   4/1/2036   3,119.35   8/1/2006    500,000.00
 64072929  Secondary  SFR           360     356       80  6.375  6/1/2006   9/1/2006   5/1/2036   4,817.02   8/1/2006    772,120.00
 64217946  Primary    SFR           360     356       80  6.375  6/1/2006   9/1/2006   5/1/2036   3,194.21   8/1/2006    512,000.00
147754931  Primary    Cooperative   360     351    75.27  5.875  1/1/2006   9/1/2006  12/1/2035   2,803.89   8/1/2006    474,000.00
148022304  Primary    SFR           360     353       75  6.125  3/1/2006   9/1/2006   2/1/2036   3,764.33   8/1/2006    619,530.00
148786122  Primary    SFR           360     353       80   6.25  3/1/2006   9/1/2006   2/1/2036   2,881.56   8/1/2006    468,000.00
148955354  Primary    SFR           360     355       80   6.25  5/1/2006   9/1/2006   4/1/2036   1,329.46   8/1/2006    215,920.00
149104986  Primary    SFR           360     355    78.68  6.125  5/1/2006   9/1/2006   4/1/2036   3,250.72   8/1/2006    535,000.00
149762692  Primary    Condo         360     354    58.06  6.375  4/1/2006   9/1/2006   3/1/2036   5,614.83   8/1/2006    900,000.00
149877342  Primary    SFR           360     355       70  6.375  5/1/2006  10/1/2006   4/1/2036   4,462.50   9/1/2006    840,000.00
150020758  Primary    SFR           360     355    60.98  6.375  5/1/2006  10/1/2006   4/1/2036   3,119.35   9/1/2006    500,000.00
150071397  Primary    SFR           360     355    73.72      6  5/1/2006   9/1/2006   4/1/2036   2,607.75   8/1/2006    434,950.00
150075018  Primary    SFR           360     355       80   6.25  5/1/2006  10/1/2006   4/1/2036   3,374.14   9/1/2006    548,000.00
150109783  Primary    Cooperative   360     355     79.4  6.375  5/1/2006  10/1/2006   4/1/2036   2,868.10   9/1/2006    459,726.00
150241859  Primary    SFR           360     355    79.26  6.125  5/1/2006   9/1/2006   4/1/2036   3,250.72   8/1/2006    535,000.00
150288371  Primary    SFR           360     354    41.67  6.125  4/1/2006   9/1/2006   3/1/2036   5,104.17   8/1/2006  1,000,000.00
150298487  Primary    SFR           360     355    77.81  6.375  5/1/2006   9/1/2006   4/1/2036   2,718.52   8/1/2006    435,750.00
150315612  Primary    SFR           360     355       80  6.375  5/1/2006   9/1/2006   4/1/2036   1,742.50   8/1/2006    328,000.00
150330173  Primary    SFR           360     355    54.17   6.25  5/1/2006   9/1/2006   4/1/2036   4,002.17   8/1/2006    650,000.00
150348621  Primary    Condo         360     355       80      6  5/1/2006  10/1/2006   4/1/2036   2,793.91   9/1/2006    466,000.00
150349439  Primary    SFR           360     355       80      6  5/1/2006   9/1/2006   4/1/2036   2,662.01   8/1/2006    444,000.00
150367779  Primary    SFR           360     355     75.8   6.25  5/1/2006  10/1/2006   4/1/2036   3,385.14   9/1/2006    650,000.00
150392421  Secondary  Condo         360     355       80   6.25  5/1/2006   9/1/2006   4/1/2036   3,004.70   8/1/2006    488,000.00
150394294  Primary    SFR           360     354    55.56   6.25  4/1/2006   9/1/2006   3/1/2036   3,078.59   8/1/2006    500,000.00
150412484  Primary    SFR           240     234       80  6.375  4/1/2006   9/1/2006   3/1/2026   3,289.57   8/1/2006    445,600.00
150414886  Primary    SFR           360     354    76.83  6.375  4/1/2006   9/1/2006   3/1/2036   3,412.57   8/1/2006    547,000.00
150427011  Primary    SFR           360     355     45.1  6.375  5/1/2006   9/1/2006   4/1/2036   3,587.26   8/1/2006    575,000.00
150434942  Primary    SFR           360     356    79.93  6.375  6/1/2006   9/1/2006   5/1/2036   2,967.13   8/1/2006    475,600.00
150450401  Primary    Condo         360     354       80  6.125  4/1/2006  10/1/2006   3/1/2036   3,305.41   9/1/2006    544,000.00
150459584  Primary    SFR           360     355       80  6.125  5/1/2006   9/1/2006   4/1/2036   3,750.54   8/1/2006    734,800.00
150463834  Primary    SFR           360     356       75   6.25  6/1/2006   9/1/2006   5/1/2036   3,001.63   8/1/2006    487,500.00
150492171  Primary    SFR           360     355       80  6.375  5/1/2006   9/1/2006   4/1/2036   3,244.13   8/1/2006    520,000.00
150496172  Primary    SFR           360     355    74.97   6.25  5/1/2006   9/1/2006   4/1/2036   2,947.92   8/1/2006    566,000.00
150501344  Primary    SFR           360     354       80      6  4/1/2006   9/1/2006   3/1/2036   3,103.28   8/1/2006    517,600.00
150503449  Primary    SFR           360     354       80  6.375  4/1/2006  10/1/2006   3/1/2036   2,891.77   9/1/2006    463,520.00
150511087  Primary    SFR           360     354    77.27  6.125  4/1/2006  10/1/2006   3/1/2036   3,098.82   9/1/2006    510,000.00
150512093  Primary    SFR           360     355    79.92   6.25  5/1/2006   9/1/2006   4/1/2036   3,129.46   8/1/2006    508,262.00
150519379  Primary    SFR           360     355    79.84   6.25  5/1/2006   9/1/2006   4/1/2036   2,598.18   8/1/2006    499,000.00
150529139  Primary    SFR           360     355       79   6.25  5/1/2006  10/1/2006   4/1/2036   3,040.11   9/1/2006    493,750.00
150537272  Primary    SFR           360     354       80  6.375  4/1/2006   9/1/2006   3/1/2036   3,343.95   8/1/2006    536,000.00
150540326  Primary    SFR           360     355       80   6.25  5/1/2006   9/1/2006   4/1/2036   2,758.42   8/1/2006    448,000.00
150559417  Primary    SFR           360     354    74.36  6.125  4/1/2006   9/1/2006   3/1/2036   2,643.11   8/1/2006    435,000.00
150561975  Primary    SFR           360     354       71  6.375  4/1/2006   9/1/2006   3/1/2036   3,765.06   8/1/2006    603,500.00
150578607  Secondary  Condo         360     355       80  6.125  5/1/2006   9/1/2006   4/1/2036   3,621.36   8/1/2006    596,000.00
150583482  Primary    SFR           360     355    75.94  6.375  5/1/2006  10/1/2006   4/1/2036   3,150.55   9/1/2006    505,000.00
150590388  Primary    SFR           360     354       80  6.125  4/1/2006  10/1/2006   3/1/2036   2,780.43   9/1/2006    457,600.00
150599231  Primary    SFR           360     355       80  6.125  5/1/2006   9/1/2006   4/1/2036   2,892.23   8/1/2006    476,000.00
150604049  Primary    SFR           360     354    71.88  6.125  4/1/2006  10/1/2006   3/1/2036   3,183.88   9/1/2006    524,000.00
150604452  Primary    SFR           360     354       80  6.125  4/1/2006   9/1/2006   3/1/2036   3,791.49   8/1/2006    624,000.00
150626349  Primary    SFR           360     355    63.49   6.25  5/1/2006   9/1/2006   4/1/2036   6,157.17   8/1/2006    999,999.00
150631406  Primary    SFR           360     355    79.93  6.375  5/1/2006  10/1/2006   4/1/2036   3,049.48   9/1/2006    488,800.00
150632495  Primary    SFR           360     354       75  6.375  4/1/2006   9/1/2006   3/1/2036   4,641.80   8/1/2006    873,750.00
150638641  Secondary  Condo         360     354       80  6.375  4/1/2006   9/1/2006   3/1/2036   3,980.54   8/1/2006    638,040.00
150667434  Primary    SFR           360     355       80  6.375  5/1/2006   9/1/2006   4/1/2036   2,615.34   8/1/2006    492,800.00
150686863  Primary    SFR           360     355       80  6.375  5/1/2006   9/1/2006   4/1/2036   3,244.13   8/1/2006    520,000.00
150700045  Primary    SFR           360     355       80  6.375  5/1/2006   9/1/2006   4/1/2036   3,294.04   8/1/2006    528,000.00
150700623  Primary    SFR           360     355       80  6.125  5/1/2006   9/1/2006   4/1/2036   2,899.52   8/1/2006    477,200.00
150708618  Primary    SFR           360     354    75.94      6  4/1/2006   9/1/2006   3/1/2036   3,027.74   8/1/2006    505,000.00
150720332  Primary    SFR           360     355       80  6.375  5/1/2006   9/1/2006   4/1/2036   3,119.35   8/1/2006    500,000.00
150732543  Secondary  SFR           360     356       80  6.375  6/1/2006  10/1/2006   5/1/2036   2,907.24   9/1/2006    466,000.00
150736841  Primary    Cooperative   360     355       80   6.25  5/1/2006   9/1/2006   4/1/2036   3,398.76   8/1/2006    552,000.00
150740744  Primary    SFR           360     355    74.48  6.375  5/1/2006   9/1/2006   4/1/2036   3,786.90   8/1/2006    607,000.00
150761971  Primary    SFR           360     355    72.83  5.875  5/1/2006  10/1/2006   4/1/2036  11,091.34   9/1/2006  1,875,000.00
150771145  Primary    SFR           360     355    79.96  6.375  5/1/2006  11/1/2006   4/1/2036   2,807.42  10/1/2006    450,000.00
150774503  Primary    2-Family      360     356       80  6.125  6/1/2006   9/1/2006   5/1/2036   3,645.67   8/1/2006    600,000.00
150780807  Primary    SFR           360     355    24.53   6.25  5/1/2006  10/1/2006   4/1/2036   4,002.17   9/1/2006    650,000.00
150789204  Primary    SFR           360     356       80   6.25  6/1/2006  10/1/2006   5/1/2036   3,300.25   9/1/2006    536,000.00
150796852  Primary    SFR           360     356       80  6.375  6/1/2006   9/1/2006   5/1/2036   3,393.86   8/1/2006    544,000.00
150806131  Primary    Condo         360     355    77.52   6.25  5/1/2006   9/1/2006   4/1/2036   3,078.59   8/1/2006    500,000.00
150810752  Primary    SFR           360     356    49.93   6.25  6/1/2006   9/1/2006   5/1/2036   4,519.37   8/1/2006    734,000.00
150812873  Primary    SFR           360     354       80  6.125  4/1/2006   9/1/2006   3/1/2036   2,932.28   8/1/2006    482,592.00
150815207  Primary    SFR           360     354    64.52  6.125  4/1/2006   9/1/2006   3/1/2036   3,293.25   8/1/2006    542,000.00
150821783  Primary    SFR           360     355    51.09  6.375  5/1/2006  10/1/2006   4/1/2036   3,649.64   9/1/2006    585,000.00
150832574  Primary    SFR           360     354     74.4  6.375  4/1/2006  10/1/2006   3/1/2036   2,901.00   9/1/2006    465,000.00
150832855  Primary    SFR           360     354       40  6.125  4/1/2006   9/1/2006   3/1/2036   3,341.86   8/1/2006    550,000.00
150840635  Primary    PUD           360     354    76.92  6.375  4/1/2006   9/1/2006   3/1/2036   5,311.83   8/1/2006    999,950.00
150845014  Primary    Condo         360     355    63.59   6.25  5/1/2006   9/1/2006   4/1/2036   3,201.73   8/1/2006    520,000.00
150849735  Secondary  SFR           360     355    74.99   6.25  5/1/2006   9/1/2006   4/1/2036   3,832.54   8/1/2006    622,450.00
150871226  Primary    SFR           360     356    48.35  6.375  6/1/2006   9/1/2006   5/1/2036   2,745.03   8/1/2006    440,000.00
150874089  Primary    SFR           360     355       80   6.25  5/1/2006   9/1/2006   4/1/2036   3,004.70   8/1/2006    488,000.00
150874162  Primary    Condo         360     355    74.62  6.375  5/1/2006   9/1/2006   4/1/2036   3,025.77   8/1/2006    485,000.00
150877249  Primary    SFR           360     355    55.45  6.375  5/1/2006   9/1/2006   4/1/2036   3,805.61   8/1/2006    610,000.00
150877678  Primary    SFR           360     354       80   6.25  4/1/2006   9/1/2006   3/1/2036   3,275.62   8/1/2006    532,000.00
150891042  Primary    SFR           360     355    68.01  6.375  5/1/2006   9/1/2006   4/1/2036   3,203.57   8/1/2006    513,500.00
150897908  Primary    SFR           360     355     63.4  6.375  5/1/2006  11/1/2006   4/1/2036   2,966.51  10/1/2006    475,500.00
150897999  Primary    SFR           360     354       80  6.125  4/1/2006   9/1/2006   3/1/2036   2,843.62   8/1/2006    468,000.00
150899805  Primary    SFR           360     356       80  6.125  6/1/2006  10/1/2006   5/1/2036   2,770.71   9/1/2006    456,000.00
150899813  Primary    SFR           360     355    76.32   6.25  5/1/2006   9/1/2006   4/1/2036   2,819.37   8/1/2006    457,900.00
150900165  Primary    SFR           360     355       80      6  5/1/2006   9/1/2006   4/1/2036   2,903.93   8/1/2006    484,351.00
150913697  Primary    SFR           360     356     76.8  6.375  6/1/2006   9/1/2006   5/1/2036   3,181.74   8/1/2006    510,000.00
150917649  Primary    SFR           360     355       80  6.125  5/1/2006  10/1/2006   4/1/2036   2,819.32   9/1/2006    464,000.00
150919645  Primary    SFR           360     355     72.8  6.375  5/1/2006   9/1/2006   4/1/2036   2,952.16   8/1/2006    473,200.00
150927259  Primary    Condo         360     355       80  6.375  5/1/2006   9/1/2006   4/1/2036   2,869.81   8/1/2006    460,000.00
150933182  Primary    SFR           360     354    71.43   6.25  4/1/2006   9/1/2006   3/1/2036   3,078.59   8/1/2006    500,000.00
150950707  Primary    SFR           360     355       80      6  5/1/2006  10/1/2006   4/1/2036   3,357.49   9/1/2006    560,000.00
150953412  Primary    SFR           360     355       80   6.25  5/1/2006   9/1/2006   4/1/2036   3,172.18   8/1/2006    515,200.00
150956043  Primary    SFR           360     356       80  6.375  6/1/2006   9/1/2006   5/1/2036   3,343.95   8/1/2006    536,000.00
150958957  Primary    SFR           360     355    66.01  6.375  5/1/2006   9/1/2006   4/1/2036   6,238.70   8/1/2006    999,999.00
150981405  Primary    SFR           360     356    76.52   6.25  6/1/2006   9/1/2006   5/1/2036   3,109.38   8/1/2006    505,000.00
150989937  Primary    SFR           360     354    76.62  6.375  4/1/2006   9/1/2006   3/1/2036   3,106.88   8/1/2006    498,000.00
150993996  Primary    SFR           360     355    45.83   6.25  5/1/2006   9/1/2006   4/1/2036   3,386.45   8/1/2006    550,000.00
151023454  Primary    SFR           360     355       80   6.25  5/1/2006   9/1/2006   4/1/2036   2,708.33   8/1/2006    520,000.00
151026606  Primary    SFR           360     355    65.15   6.25  5/1/2006   9/1/2006   4/1/2036   2,647.59   8/1/2006    430,000.00
151033594  Primary    SFR           360     355       80   6.25  5/1/2006  10/1/2006   4/1/2036   3,300.25   9/1/2006    536,000.00
151042017  Primary    SFR           360     355    69.98  6.375  5/1/2006   9/1/2006   4/1/2036   9,233.28   8/1/2006  1,480,000.00
151047826  Primary    SFR           360     355    72.99  6.125  5/1/2006   9/1/2006   4/1/2036   3,038.06   8/1/2006    500,000.00
151060126  Primary    SFR           360     355    79.97   6.25  5/1/2006   9/1/2006   4/1/2036   3,146.32   8/1/2006    511,000.00
151064524  Primary    SFR           360     355    79.34   6.25  5/1/2006   9/1/2006   4/1/2036   2,955.45   8/1/2006    480,000.00
151064805  Primary    SFR           360     355       70  6.375  5/1/2006  11/1/2006   4/1/2036  12,227.86  10/1/2006  1,960,000.00
151066164  Primary    SFR           360     355       80   6.25  5/1/2006   9/1/2006   4/1/2036   2,881.56   8/1/2006    468,000.00
151067576  Secondary  SFR           360     356    69.05  6.375  6/1/2006   9/1/2006   5/1/2036   5,311.97   8/1/2006    999,900.00
151072667  Primary    SFR           360     356    77.52  6.375  6/1/2006   9/1/2006   5/1/2036   2,656.25   8/1/2006    500,000.00
151090792  Primary    SFR           360     355       80      6  5/1/2006  10/1/2006   4/1/2036   3,117.67   9/1/2006    520,000.00
151102662  Primary    Condo         360     355       80   6.25  5/1/2006   9/1/2006   4/1/2036   2,483.33   8/1/2006    476,800.00
151104494  Primary    SFR           360     355       70   6.25  5/1/2006   9/1/2006   4/1/2036   9,913.05   8/1/2006  1,610,000.00
151107109  Primary    SFR           360     355    71.59  6.125  5/1/2006   9/1/2006   4/1/2036   3,001.60   8/1/2006    494,000.00
151109063  Primary    SFR           360     355    51.72   6.25  5/1/2006   9/1/2006   4/1/2036   2,770.73   8/1/2006    450,000.00
151110087  Primary    SFR           360     355    54.22  6.375  5/1/2006   9/1/2006   4/1/2036   2,389.77   8/1/2006    450,000.00
151117249  Primary    SFR           360     355       80  6.375  5/1/2006  10/1/2006   4/1/2036   2,894.76   9/1/2006    464,000.00
151118882  Primary    SFR           360     355    72.32  6.375  5/1/2006   9/1/2006   4/1/2036   2,901.00   8/1/2006    465,000.00
151121951  Primary    Condo         360     355       80  6.375  5/1/2006   9/1/2006   4/1/2036   2,994.58   8/1/2006    480,000.00
151123049  Primary    SFR           360     355       85      6  5/1/2006   9/1/2006   4/1/2036   3,745.70   8/1/2006    624,750.00
151128402  Secondary  Condo         360     355    61.17  6.375  5/1/2006   9/1/2006   4/1/2036   2,900.38   8/1/2006    464,900.00
151133519  Primary    SFR           360     355       80  6.125  5/1/2006   9/1/2006   4/1/2036   3,256.80   8/1/2006    536,000.00
151134939  Primary    SFR           360     355       80  6.375  5/1/2006   9/1/2006   4/1/2036   2,578.29   8/1/2006    485,325.00
151139573  Primary    SFR           360     355    62.18   6.25  5/1/2006   9/1/2006   4/1/2036   2,813.83   8/1/2006    457,000.00
151141116  Primary    SFR           360     355       80   6.25  5/1/2006  10/1/2006   4/1/2036   3,940.59   9/1/2006    640,000.00
151143302  Primary    SFR           360     355       80  6.125  5/1/2006   9/1/2006   4/1/2036   2,979.73   8/1/2006    490,400.00
151149069  Primary    SFR           360     355       80   6.25  5/1/2006   9/1/2006   4/1/2036   2,856.93   8/1/2006    464,000.00
151180767  Primary    SFR           360     355       80  6.125  5/1/2006   9/1/2006   4/1/2036   2,931.73   8/1/2006    482,500.00
151201605  Primary    SFR           360     354    59.35   6.25  4/1/2006   9/1/2006   3/1/2036   2,832.30   8/1/2006    460,000.00
151203221  Primary    SFR           360     355       80  6.375  5/1/2006   9/1/2006   4/1/2036   2,805.00   8/1/2006    528,000.00
151203395  Primary    SFR           360     355       80  6.125  5/1/2006  10/1/2006   4/1/2036   2,347.92   9/1/2006    460,000.00
151206216  Primary    SFR           360     355       80  6.375  5/1/2006   9/1/2006   4/1/2036   3,318.99   8/1/2006    532,000.00
151208543  Primary    SFR           360     355    73.38  6.375  5/1/2006   9/1/2006   4/1/2036   2,826.18   8/1/2006    532,000.00
151209855  Secondary  SFR           360     356       80  6.125  6/1/2006   9/1/2006   5/1/2036   2,960.42   8/1/2006    580,000.00
151216421  Primary    SFR           360     355       80  6.125  5/1/2006   9/1/2006   4/1/2036   3,242.21   8/1/2006    533,600.00
151234424  Primary    SFR           360     355       80  6.375  5/1/2006   9/1/2006   4/1/2036   8,484.64   8/1/2006  1,360,000.00
151239506  Primary    SFR           360     355       80  6.125  5/1/2006   9/1/2006   4/1/2036   3,315.13   8/1/2006    545,600.00
151264546  Primary    SFR           360     355    59.84   6.25  5/1/2006   9/1/2006   4/1/2036   2,770.73   8/1/2006    450,000.00
151299674  Primary    SFR           360     355       80   6.25  5/1/2006   9/1/2006   4/1/2036   2,704.23   8/1/2006    439,200.00
151301124  Primary    SFR           360     355       80      6  5/1/2006   9/1/2006   4/1/2036   3,052.92   8/1/2006    509,200.00
151311164  Primary    SFR           360     356    41.54  6.375  6/1/2006   9/1/2006   5/1/2036   3,368.90   8/1/2006    540,000.00
151321833  Primary    SFR           360     355       80   6.25  5/1/2006   9/1/2006   4/1/2036   1,206.81   8/1/2006    196,000.00
151341278  Primary    SFR           360     356      100  6.375  6/1/2006   9/1/2006   5/1/2036   1,559.68   8/1/2006    250,000.00
151353679  Primary    SFR           360     355    69.99  6.375  5/1/2006   9/1/2006   4/1/2036   3,597.24   8/1/2006    576,600.00
151388113  Primary    SFR           360     355       80   6.25  5/1/2006   9/1/2006   4/1/2036   2,553.12   8/1/2006    490,200.00
151394947  Primary    SFR           360     355       80      6  5/1/2006  10/1/2006   4/1/2036   2,736.68   9/1/2006    456,455.00
151416823  Primary    SFR           360     355       75   6.25  5/1/2006   9/1/2006   4/1/2036   3,925.20   8/1/2006    637,500.00
151425709  Secondary  Condo         360     355       80   6.25  5/1/2006   9/1/2006   4/1/2036   2,783.05   8/1/2006    452,000.00
151426525  Primary    SFR           360     355       80   6.25  5/1/2006  10/1/2006   4/1/2036   2,770.83   9/1/2006    532,000.00
151427622  Primary    SFR           360     355    62.78   6.25  5/1/2006   9/1/2006   4/1/2036   3,478.81   8/1/2006    565,000.00
151430048  Primary    SFR           360     355       80  6.375  5/1/2006   9/1/2006   4/1/2036   3,069.44   8/1/2006    492,000.00
151434198  Primary    SFR           240     235       80   6.25  5/1/2006   9/1/2006   4/1/2026   4,438.20   8/1/2006    607,200.00
151434594  Primary    SFR           360     356       75  6.375  6/1/2006   9/1/2006   5/1/2036   3,793.13   8/1/2006    714,000.00
151437183  Primary    SFR           360     356    75.19   6.25  6/1/2006   9/1/2006   5/1/2036   2,604.17   8/1/2006    500,000.00
151462934  Primary    SFR           360     356    72.85  6.375  6/1/2006   9/1/2006   5/1/2036   2,789.06   8/1/2006    525,000.00
151482726  Primary    SFR           360     356    63.41  6.375  6/1/2006   9/1/2006   5/1/2036   3,453.13   8/1/2006    650,000.00
151491313  Primary    SFR           360     355       80   6.25  5/1/2006   9/1/2006   4/1/2036   3,448.02   8/1/2006    560,000.00
151514833  Primary    SFR           360     355       80   6.25  5/1/2006   9/1/2006   4/1/2036   2,787.50   8/1/2006    535,200.00
151534443  Primary    SFR           360     356     55.4   6.25  6/1/2006   9/1/2006   5/1/2036   6,157.17   8/1/2006    999,999.00
151550324  Primary    SFR           360     356       80      6  6/1/2006  11/1/2006   5/1/2036   3,141.65  10/1/2006    524,000.00
151579752  Primary    SFR           360     355    79.93   6.25  5/1/2006   9/1/2006   4/1/2036   3,186.34   8/1/2006    517,500.00
151589173  Primary    SFR           360     356    76.47      6  6/1/2006  10/1/2006   5/1/2036   3,897.08   9/1/2006    650,000.00
151597283  Primary    SFR           360     355    66.67   6.25  5/1/2006   9/1/2006   4/1/2036   3,643.99   8/1/2006    700,000.00
151611191  Primary    2-Family      360     356       75  6.375  6/1/2006   9/1/2006   5/1/2036   9,021.16   8/1/2006  1,446,000.00
151612009  Primary    SFR           360     356       80      6  6/1/2006   9/1/2006   5/1/2036   2,968.98   8/1/2006    495,200.00
151626876  Primary    SFR           360     356       80   6.25  6/1/2006   9/1/2006   5/1/2036   2,955.45   8/1/2006    480,000.00
151647021  Primary    SFR           360     355    72.16   6.25  5/1/2006   9/1/2006   4/1/2036   3,448.02   8/1/2006    560,000.00
151670049  Primary    SFR           360     356    64.23   6.25  6/1/2006   9/1/2006   5/1/2036   2,709.16   8/1/2006    440,000.00
151689015  Primary    SFR           360     356       80   6.25  6/1/2006   9/1/2006   5/1/2036   3,620.42   8/1/2006    588,000.00
151707056  Primary    SFR           360     355       80   6.25  5/1/2006  10/1/2006   4/1/2036   3,125.00   9/1/2006    600,000.00
151721461  Primary    SFR           360     356    83.13  6.375  6/1/2006   9/1/2006   5/1/2036   3,708.29   8/1/2006    594,400.00
151816824  Primary    SFR           360     355    62.69  6.375  5/1/2006   9/1/2006   4/1/2036   5,084.54   8/1/2006    815,000.00
151817897  Primary    SFR           360     356       80   6.25  6/1/2006  10/1/2006   5/1/2036   2,955.45   9/1/2006    480,000.00
151851359  Primary    SFR           360     356    66.62   6.25  6/1/2006   9/1/2006   5/1/2036   3,072.43   8/1/2006    499,000.00

  LOANID       COBAL      PURPOSE   DOC    SERVICER      OAPPVAL      ODATE    PPEN  GROUP
---------  ------------  --------  ----  -----------  ------------  ---------  ----  -----

 62290226  2,979,760.29  Purchase  Full  Wells Fargo  5,500,000.00  1/28/2006    N     4
 62635933    455,020.93  Purchase  SIVA  Wells Fargo    575,000.00  3/23/2006    N     3
 62717616    485,715.91  Purchase  Full  Wells Fargo    612,000.00  3/23/2006    N     2
 62757141    496,806.89  Purchase  SIVA  Wells Fargo    630,000.00  3/20/2006    N     4
 62766217    445,903.14  Purchase  Full  Wells Fargo    660,000.00  3/23/2006    N     2
 62877824    880,000.00  C/O Refi  Full  Wells Fargo  1,100,000.00   4/3/2006    N     4
 63075691    578,000.00  R/T Refi  Full  Wells Fargo    850,000.00  3/27/2006    N     4
 63241822    447,790.69  Purchase  SIVA  Wells Fargo    595,000.00  3/31/2006    N     3
 63283014    457,485.16  Purchase  Full  Wells Fargo    587,000.00  4/12/2006    N     4
 63284053    656,369.77  Purchase  SIVA  Wells Fargo    980,000.00  3/10/2006    N     2
 63570543    647,392.20  Purchase  Full  Wells Fargo  1,050,000.00  4/14/2006    N     3
 63670913    490,692.53  Purchase  Full  Wells Fargo    680,000.00  3/23/2006    N     4
 63770457    976,032.93  C/O Refi  SIVA  Wells Fargo  1,400,000.00  3/30/2006    N     4
 63871552  1,575,000.00  Purchase  Full  Wells Fargo  2,100,000.00  3/22/2006    N     4
 63908131    350,352.50  R/T Refi  SIVA  Wells Fargo    675,000.00  3/23/2006    N     4
 63985626    482,192.54  Purchase  SIVA  Wells Fargo    660,000.00  4/10/2006    N     4
 64027386    497,659.77  Purchase  SIVA  Wells Fargo    646,000.00  3/23/2006    N     4
 64072929    769,236.60  Purchase  SISA  Wells Fargo    995,000.00   4/3/2006    N     4
 64217946    510,087.99  Purchase  SISA  Wells Fargo    655,000.00  4/12/2006    N     4
147754931    469,564.45  Purchase  SISA  Wells Fargo    629,750.00  11/2/2005    N     3
148022304    615,178.01  Purchase  SIVA  Wells Fargo    835,000.00  1/12/2006    N     3
148786122    464,842.59  R/T Refi  Full  Wells Fargo    585,000.00  1/24/2006    N     1
148955354    214,884.89  Purchase  SIVA  Wells Fargo    272,000.00  3/30/2006    N     4
149104986    532,373.38  Purchase  SISA  Wells Fargo    680,000.00   3/7/2006    N     3
149762692    894,931.61  C/O Refi  SIVA  Wells Fargo  1,550,000.00  2/15/2006    N     4
149877342    839,910.75  Purchase  SIVA  Wells Fargo  1,500,000.00  3/23/2006    N     4
150020758    497,334.59  Purchase  Full  Wells Fargo    820,000.00  3/24/2006    N     2
150071397    432,455.92  C/O Refi  SIVA  Wells Fargo    590,000.00  3/27/2006    N     3
150075018    545,372.92  Purchase  SISA  Wells Fargo    685,000.00  3/20/2006    N     2
150109783    457,574.22  Purchase  SISA  Wells Fargo    595,000.00  3/13/2006    N     2
150241859    532,373.38  Purchase  SIVA  Wells Fargo    675,000.00   4/7/2006    N     3
150288371  1,000,000.00  C/O Refi  SIVA  Wells Fargo  2,400,000.00  2/17/2006    N     3
150298487    433,710.46  C/O Refi  SIVA  Wells Fargo    560,000.00  3/13/2006    N     4
150315612    328,000.00  Purchase  SIVA  Wells Fargo    410,000.00   3/8/2006    N     2
150330173    646,883.95  R/T Refi  SIVA  Wells Fargo  1,200,000.00  3/22/2006    N     4
150348621    463,657.14  Purchase  SISA  Wells Fargo    582,500.00   3/8/2006    N     3
150349439    441,767.74  Purchase  SISA  Wells Fargo    580,000.00  3/30/2006    N     3
150367779    649,727.87  Purchase  Full  Wells Fargo    858,000.00  3/31/2006    N     1
150392421    485,660.58  Purchase  SIVA  Wells Fargo    612,000.00   3/9/2006    N     4
150394294    497,116.14  C/O Refi  SISA  Wells Fargo    900,000.00  2/16/2006    N     2
150412484    439,991.62  C/O Refi  SISA  Wells Fargo    557,000.00  2/15/2006    N     4
150414886    543,475.39  Purchase  SISA  Wells Fargo    712,000.00   2/9/2006    N     4
150427011    572,308.69  C/O Refi  SISA  Wells Fargo  1,275,000.00  3/16/2006    N     4
150434942    473,823.89  Purchase  SISA  Wells Fargo    610,000.00  4/11/2006    N     4
150450401    540,786.79  Purchase  SISA  Wells Fargo    690,000.00  2/13/2006    N     3
150459584    734,800.00  Purchase  Full  Wells Fargo    925,000.00  3/28/2006    N     3
150463834    485,635.22  Purchase  SISA  Wells Fargo    654,000.00   4/3/2006    N     4
150492171    517,566.12  Purchase  SISA  Wells Fargo    650,000.00   3/2/2006    N     4
150496172    566,000.00  Purchase  SIVA  Wells Fargo    765,000.00  3/20/2006    N     1
150501344    514,469.41  Purchase  SISA  Wells Fargo    647,000.00  2/28/2006    N     3
150503449    460,909.62  Purchase  SISA  Wells Fargo    580,000.00  2/16/2006    N     2
150511087     58,714.30  Purchase  SISA  Wells Fargo    665,000.00  2/13/2006    N     3
150512093    505,825.44  C/O Refi  SISA  Wells Fargo    636,000.00   3/6/2006    N     4
150519379    498,650.00  R/T Refi  SISA  Wells Fargo    625,000.00  3/21/2006    N     4
150529139    491,382.99  Purchase  SISA  Wells Fargo    662,000.00  3/22/2006    N     4
150537272    532,188.67  Purchase  SISA  Wells Fargo    681,000.00  2/15/2006    N     4
150540326    445,852.31  Purchase  SISA  Wells Fargo    565,000.00  3/30/2006    N     2
150559417    430,618.65  Purchase  SISA  Wells Fargo    595,000.00  2/23/2006    N     3
150561975    599,186.93  C/O Refi  SISA  Wells Fargo    850,000.00  2/27/2006    N     4
150578607    593,073.90  Purchase  SISA  Wells Fargo    760,000.00   3/1/2006    N     3
150583482    502,636.33  Purchase  SIVA  Wells Fargo    665,000.00  3/13/2006    N     4
150590388    454,711.33  Purchase  SISA  Wells Fargo    572,005.00  2/20/2006    N     3
150599231    473,663.03  Purchase  SISA  Wells Fargo    610,000.00  3/17/2006    N     3
150604049    520,483.14  Purchase  SIVA  Wells Fargo    729,000.00  2/24/2006    N     3
150604452    620,314.30  Purchase  SISA  Wells Fargo    780,000.00  2/15/2006    N     3
150626349    995,205.12  C/O Refi  SIVA  Wells Fargo  1,575,000.00   4/3/2006    N     2
150631406    486,512.17  Purchase  SISA  Wells Fargo    611,500.00  3/30/2006    N     4
150632495    873,748.78  C/O Refi  Full  Wells Fargo  1,165,000.00  2/20/2006    N     4
150638641    634,446.86  Purchase  SISA  Wells Fargo    797,550.00  2/14/2006    N     4
150667434    490,766.87  Purchase  SISA  Wells Fargo    616,000.00   3/1/2006    N     4
150686863    517,566.12  Purchase  SISA  Wells Fargo    650,000.00   3/1/2006    N     2
150700045    525,528.67  C/O Refi  SIVA  Wells Fargo    660,000.00  3/14/2006    N     4
150700623    474,131.86  Purchase  SISA  Wells Fargo    600,000.00  3/31/2006    N     3
150708618    501,945.61  Purchase  SISA  Wells Fargo    670,000.00  2/27/2006    N     3
150720332    497,244.87  Purchase  SISA  Wells Fargo    635,000.00  3/15/2006    N     4
150732543    464,259.74  Purchase  SISA  Wells Fargo    599,000.00  3/31/2006    N     4
150736841    549,353.77  Purchase  SISA  Wells Fargo    700,000.00  3/21/2006    N     2
150740744    604,105.81  Purchase  SISA  Wells Fargo    815,000.00   3/6/2006    N     4
150761971  1,857,347.68  C/O Refi  SIVA  Wells Fargo  2,574,500.00  3/13/2006    N     3
150771145    444,658.43  Purchase  SISA  Wells Fargo    594,000.00  3/24/2006    N     2
150774503    597,649.39  Purchase  SIVA  Wells Fargo    760,000.00   4/6/2006    N     3
150780807    646,883.95  C/O Refi  SIVA  Wells Fargo  2,650,000.00  3/16/2006    N     4
150789204    533,949.72  Purchase  SISA  Wells Fargo    680,000.00   4/4/2006    N     4
150796852    541,968.44  Purchase  SISA  Wells Fargo    685,000.00  4/12/2006    N     4
150806131    496,142.58  Purchase  SISA  Wells Fargo    650,000.00   3/7/2006    N     4
150810752    731,192.35  C/O Refi  SIVA  Wells Fargo  1,470,000.00   4/6/2006    N     4
150812873    479,741.55  Purchase  SISA  Wells Fargo    603,241.00  2/21/2006    N     3
150815207    538,798.65  C/O Refi  SISA  Wells Fargo    840,000.00  2/23/2006    N     3
150821783    582,261.92  R/T Refi  SISA  Wells Fargo  1,145,000.00  3/15/2006    N     4
150832574    462,381.30  Purchase  SISA  Wells Fargo    625,000.00  2/22/2006    N     4
150832855    546,751.37  R/T Refi  SISA  Wells Fargo  1,375,000.00  2/21/2006    N     3
150840635    999,873.15  Purchase  Full  Wells Fargo  1,300,000.00  2/28/2006    N     2
150845014    517,507.17  Purchase  SISA  Wells Fargo    818,000.00   3/1/2006    N     4
150849735    619,466.02  Purchase  SIVA  Wells Fargo    835,000.00  3/22/2006    N     4
150871226    438,356.84  Purchase  SISA  Wells Fargo    940,000.00   4/7/2006    N     2
150874089    485,660.58  C/O Refi  SISA  Wells Fargo    610,000.00  3/16/2006    N     4
150874162    482,729.98  Purchase  SISA  Wells Fargo    650,000.00  3/14/2006    N     4
150877249    607,144.90  C/O Refi  SISA  Wells Fargo  1,100,000.00  2/28/2006    N     4
150877678    528,931.55  Purchase  SISA  Wells Fargo    665,000.00   3/6/2006    N     4
150891042    511,096.59  C/O Refi  SIVA  Wells Fargo    755,000.00  3/15/2006    N     4
150897908    473,274.39  C/O Refi  SIVA  Wells Fargo    750,000.00   3/8/2006    N     4
150897999    465,235.71  Purchase  SISA  Wells Fargo    600,000.00   3/1/2006    N     3
150899805    454,213.54  Purchase  SISA  Wells Fargo    570,000.00  3/29/2006    N     3
150899813    455,704.88  R/T Refi  SIVA  Wells Fargo    600,000.00  3/10/2006    N     4
150900165    481,915.90  Purchase  SISA  Wells Fargo    630,000.00  3/21/2006    N     3
150913697    508,095.44  Purchase  SISA  Wells Fargo    665,000.00  4/11/2006    N     4
150917649    460,758.06  Purchase  SISA  Wells Fargo    580,000.00  3/31/2006    N     3
150919645    470,985.18  C/O Refi  SISA  Wells Fargo    650,000.00  3/17/2006    N     4
150927259    457,846.94  Purchase  SISA  Wells Fargo    575,000.00  3/28/2006    N     4
150933182    497,116.14  C/O Refi  SISA  Wells Fargo    700,000.00  2/23/2006    N     2
150950707    557,184.54  Purchase  SIVA  Wells Fargo    708,000.00   3/7/2006    N     3
150953412    512,730.18  R/T Refi  SIVA  Wells Fargo    644,000.00  3/21/2006    N     4
150956043    533,998.32  Purchase  SISA  Wells Fargo    670,000.00  4/13/2006    N     4
150958957    995,318.50  Purchase  Full  Wells Fargo  1,515,000.00  3/10/2006    N     4
150981405    503,066.44  C/O Refi  SISA  Wells Fargo    660,000.00   4/7/2006    N     4
150989937    495,195.44  R/T Refi  SISA  Wells Fargo    650,000.00   3/2/2006    N     4
150993996    547,363.35  R/T Refi  Full  Wells Fargo  1,200,000.00  3/22/2006    N     4
151023454    520,000.00  Purchase  SISA  Wells Fargo    650,000.00   3/6/2006    N     4
151026606    427,938.60  R/T Refi  SISA  Wells Fargo    660,000.00  3/22/2006    N     4
151033594    533,430.46  R/T Refi  SISA  Wells Fargo    670,000.00  3/22/2006    N     4
151042017  1,473,072.90  Purchase  Full  Wells Fargo  2,115,000.00   3/2/2006    N     4
151047826    497,545.18  Purchase  SIVA  Wells Fargo    687,000.00  3/27/2006    N     3
151060126    508,550.30  Purchase  SISA  Wells Fargo    655,000.00  3/10/2006    N     4
151064524    477,689.09  C/O Refi  SISA  Wells Fargo    605,000.00  3/14/2006    N     4
151064805  1,925,276.55  Purchase  Full  Wells Fargo  2,850,000.00  3/21/2006    N     4
151066164    465,756.46  Purchase  SISA  Wells Fargo    585,000.00   3/8/2006    N     4
151067576    994,998.99  Purchase  Full  Wells Fargo  1,448,000.00   4/3/2006    N     1
151072667    499,664.08  Purchase  SISA  Wells Fargo    645,000.00  4/14/2006    N     4
151090792    517,385.64  Purchase  SISA  Wells Fargo    675,000.00  3/10/2006    N     3
151102662    476,800.00  Purchase  SISA  Wells Fargo    600,000.00  3/17/2006    N     4
151104494  1,240,758.79  Purchase  Full  Wells Fargo  2,300,000.00  3/16/2006    N     4
151107109    491,473.37  R/T Refi  SISA  Wells Fargo    690,000.00  3/22/2006    N     3
151109063    447,842.74  R/T Refi  SISA  Wells Fargo    870,000.00  3/14/2006    N     2
151110087    449,352.68  C/O Refi  SISA  Wells Fargo    830,000.00  3/23/2006    N     4
151117249    461,296.43  Purchase  SISA  Wells Fargo    580,000.00  3/17/2006    N     4
151118882    462,823.55  C/O Refi  SISA  Wells Fargo    643,000.00  3/16/2006    N     2
151121951    477,731.38  Purchase  SISA  Wells Fargo    600,000.00   3/9/2006    N     4
151123049    621,608.99  Purchase  SIVA  Wells Fargo    735,000.00  3/15/2006    N     3
151128402    462,724.00  C/O Refi  SIVA  Wells Fargo    760,000.00  3/15/2006    N     4
151133519    533,368.44  Purchase  SISA  Wells Fargo    670,000.00   3/9/2006    N     3
151134939    485,325.00  Purchase  SISA  Wells Fargo    606,686.00  3/14/2006    N     4
151139573    454,809.19  R/T Refi  SISA  Wells Fargo    735,000.00  3/23/2006    N     4
151141116    636,931.92  Purchase  SISA  Wells Fargo    800,000.00  3/15/2006    N     2
151143302    487,992.32  Purchase  SISA  Wells Fargo    615,000.00  3/14/2006    N     3
151149069    461,775.63  C/O Refi  VISA  Wells Fargo    580,000.00  3/17/2006    N     4
151180767    480,131.09  Purchase  SISA  Wells Fargo    605,000.00  3/29/2006    N     3
151201605    457,346.86  C/O Refi  Full  Wells Fargo    775,000.00  2/22/2006    N     4
151203221    528,000.00  Purchase  Full  Wells Fargo    660,000.00  3/27/2006    N     2
151203395    460,000.00  Purchase  SISA  Wells Fargo    605,000.00  3/23/2006    N     3
151206216    529,509.99  C/O Refi  VISA  Wells Fargo    665,000.00  3/24/2006    N     4
151208543    531,946.38  C/O Refi  SISA  Wells Fargo    725,000.00  3/27/2006    N     4
151209855    580,000.00  Purchase  SIVA  Wells Fargo    725,000.00   4/5/2006    N     3
151216421    530,975.21  Purchase  SISA  Wells Fargo    670,000.00  3/15/2006    N     3
151234424    851,075.08  Purchase  Full  Wells Fargo  1,700,000.00  3/23/2006    N     4
151239506    542,919.32  Purchase  SIVA  Wells Fargo    700,000.00  3/17/2006    N     3
151264546    447,842.74  C/O Refi  SIVA  Wells Fargo    752,000.00  3/29/2006    N     4
151299674    437,094.53  Purchase  SIVA  Wells Fargo    549,000.00   3/7/2006    N     4
151301124    506,341.37  Purchase  SIVA  Wells Fargo    636,500.00  3/28/2006    N     3
151311164    536,704.37  C/O Refi  SIVA  Wells Fargo  1,300,000.00   4/7/2006    N     4
151321833    195,060.37  Purchase  SIVA  Wells Fargo    253,000.00  3/31/2006    N     4
151341278    249,066.37  Purchase  Full  Wells Fargo    250,000.00  4/10/2006    N     2
151353679    573,900.92  Purchase  SIVA  Wells Fargo    840,000.00  3/23/2006    N     4
151388113    490,190.00  Purchase  SISA  Wells Fargo    612,750.00  3/27/2006    N     4
151394947    454,160.14  Purchase  SISA  Wells Fargo    571,000.00   4/7/2006    N     3
151416823    634,217.14  Purchase  SIVA  Wells Fargo    855,000.00  3/27/2006    N     2
151425709    449,833.13  Purchase  SISA  Wells Fargo    565,000.00  3/28/2006    N     4
151426525    531,100.75  Purchase  SISA  Wells Fargo    665,000.00  3/31/2006    N     4
151427622    561,786.21  C/O Refi  SIVA  Wells Fargo    900,000.00  3/31/2006    N     4
151430048    489,697.22  Purchase  SISA  Wells Fargo    625,000.00  3/28/2006    N     4
151434198    600,754.71  Purchase  SIVA  Wells Fargo    759,000.00  3/28/2006    N     4
151434594    714,000.00  C/O Refi  Full  Wells Fargo    952,000.00   4/5/2006    N     4
151437183    500,000.00  C/O Refi  SISA  Wells Fargo    665,000.00   4/4/2006    N     4
151462934    525,000.00  Purchase  Full  Wells Fargo    736,000.00   4/4/2006    N     4
151482726    650,000.00  Purchase  SISA  Wells Fargo  1,100,000.00  4/10/2006    N     2
151491313    557,279.11  Purchase  SIVA  Wells Fargo    715,000.00  3/29/2006    N     4
151514833    525,600.00  Purchase  SISA  Wells Fargo    670,000.00   4/3/2006    N     2
151534443    996,173.88  Purchase  SIVA  Wells Fargo  1,805,000.00   4/4/2006    N     4
151550324    521,897.70  Purchase  SISA  Wells Fargo    689,000.00  4/13/2006    N     3
151579752    515,019.14  Purchase  SISA  Wells Fargo    647,500.00   4/3/2006    N     4
151589173    645,137.39  Purchase  SIVA  Wells Fargo    850,000.00  3/31/2006    N     3
151597283    696,364.92  Purchase  SIVA  Wells Fargo  1,050,000.00  3/28/2006    N     1
151611191  1,440,600.03  Purchase  Full  Wells Fargo  1,950,000.00   4/6/2006    N     4
151612009    493,213.25  Purchase  SISA  Wells Fargo    626,000.00   4/7/2006    N     3
151626876    478,163.92  Purchase  SISA  Wells Fargo    610,000.00  4/11/2006    N     4
151647021    557,315.42  Purchase  SIVA  Wells Fargo    780,000.00  3/31/2006    N     4
151670049    438,316.94  C/O Refi  SISA  Wells Fargo    685,000.00   4/6/2006    N     4
151689015    585,750.82  Purchase  SIVA  Wells Fargo    740,000.00   4/7/2006    N     4
151707056    600,000.00  Purchase  Full  Wells Fargo    750,000.00  3/16/2006    N     1
151721461    592,103.75  R/T Refi  SIVA  Wells Fargo    715,000.00   4/7/2006    N     4
151816824    810,717.43  C/O Refi  SIVA  Wells Fargo  1,300,000.00  3/22/2006    N     4
151817897    478,163.92  Purchase  SIVA  Wells Fargo    600,000.00  4/11/2006    N     4
151851359    497,091.26  Purchase  SIVA  Wells Fargo    780,000.00  4/10/2006    N     2

                                   EXHIBIT IX

                           BANA MORTGAGE LOAN SCHEDULE

                                      IX-1

LOANID       OCC         PROPTYPE   OTERM   CORTERM   OLTV     RATE    FPDATE      NDDATE      S_MATDATE   PANDI        PTDATE

6095457625   Primary     SFR          360       342      80    6.125    4/1/2005    9/1/2006    3/1/2035    2,645.34   8/1/2006
3303049146   Primary     PUD          360       349      90     5.75   11/1/2005    9/1/2006   10/1/2035    2,505.28   8/1/2006
6100289823   Primary     SFR          360       349      80    5.875   11/1/2005    9/1/2006   10/1/2035    4,039.03   8/1/2006
1001870497   Primary     SFR          360       355      70    6.375    5/1/2006    9/1/2006    4/1/2036    3,371.39   8/1/2006
1001870839   Primary     SFR          360       355   64.93      6.5    5/1/2006   10/1/2006    4/1/2036    3,078.17   9/1/2006
   1172473   Primary     Condo        360       356      80        7    6/1/2006   10/1/2006    5/1/2036      932.86   9/1/2006
   1193019   Primary     SFR          360       356      80    6.375    6/1/2006    9/1/2006    5/1/2036    2,751.88   8/1/2006
   1194016   Primary     SFR          360       355   74.09     6.75    5/1/2006    9/1/2006    4/1/2036    5,286.07   8/1/2006
   1208563   Primary     SFR          360       356   58.02     6.25    6/1/2006    9/1/2006    5/1/2036    1,446.94   8/1/2006
   1213301   Primary     PUD          360       356      80    6.625    6/1/2006    9/1/2006    5/1/2036    2,848.74   8/1/2006
   1219145   Primary     SFR          360       355      80    6.375    5/1/2006    9/1/2006    4/1/2036    2,645.21   8/1/2006
   1219816   Primary     SFR          360       356   69.09      6.5    6/1/2006   10/1/2006    5/1/2036    5,145.83   9/1/2006
   1220013   Secondary   SFR          360       356   55.57    6.375    6/1/2006    9/1/2006    5/1/2036    5,546.52   8/1/2006
   1222492   Primary     SFR          360       355      65     6.75    5/1/2006    9/1/2006    4/1/2036    4,021.88   8/1/2006
   1224986   Primary     SFR          360       356      70      6.5    6/1/2006   10/1/2006    5/1/2036    4,202.81   9/1/2006
   1229309   Primary     PUD          360       356   57.29    6.375    6/1/2006   10/1/2006    5/1/2036    2,337.50   9/1/2006
   1230841   Primary     SFR          360       356      80     6.25    6/1/2006    9/1/2006    5/1/2036    1,502.35   8/1/2006
   1231656   Primary     SFR          360       356   72.99    6.375    6/1/2006    9/1/2006    5/1/2036    2,663.92   8/1/2006
   1231703   Primary     SFR          360       356      80     6.75    6/1/2006    9/1/2006    5/1/2036    1,452.86   8/1/2006
   1235049   Primary     SFR          360       355   52.69     6.25    5/1/2006    9/1/2006    4/1/2036    3,078.59   8/1/2006
   1237117   Primary     SFR          360       356   77.78    6.375    6/1/2006    9/1/2006    5/1/2036    3,056.96   8/1/2006
   1240607   Primary     PUD          360       356   78.65        7    6/1/2006    9/1/2006    5/1/2036    1,360.54   8/1/2006
   1241593   Primary     SFR          360       356   36.59    6.375    6/1/2006   10/1/2006    5/1/2036       935.8   9/1/2006
   1248359   Primary     SFR          360       356      94      6.5    6/1/2006    9/1/2006    5/1/2036    1,272.91   8/1/2006
   1253592   Primary     SFR          360       356   73.89        7    6/1/2006   10/1/2006    5/1/2036    1,551.66   9/1/2006
  40558295   Primary     SFR          360       356      80      6.5    6/1/2006   10/1/2006    5/1/2036    3,438.45   9/1/2006
1001876775   Primary     SFR          360       356      80      6.5    6/1/2006   10/1/2006    5/1/2036    2,912.57   9/1/2006
   1053094   Primary     PUD          360       356      80    6.625    6/1/2006    9/1/2006    5/1/2036    3,930.82   8/1/2006
   1151722   Primary     SFR          360       356   76.43        6    6/1/2006    9/1/2006    5/1/2036      879.87   8/1/2006
   1176839   Primary     Condo        360       356    57.6    6.875    6/1/2006    9/1/2006    5/1/2036    1,418.97   8/1/2006
   1183743   Primary     SFR          360       356      80    6.875    6/1/2006    9/1/2006    5/1/2036    4,193.75   8/1/2006
   1202870   Primary     SFR          360       356    82.3    7.125    6/1/2006    9/1/2006    5/1/2036       748.5   8/1/2006
   1206379   Primary     2-Family     360       356      65    6.875    6/1/2006    9/1/2006    5/1/2036    6,405.06   8/1/2006
   1211567   Primary     SFR          360       356      80    6.625    6/1/2006    9/1/2006    5/1/2036    3,175.94   8/1/2006
   1224384   Primary     SFR          360       356   74.19     6.75    6/1/2006    9/1/2006    5/1/2036    2,587.50   8/1/2006
   1233727   Primary     SFR          360       357   94.94    7.125    7/1/2006    9/1/2006    6/1/2036      724.37   8/1/2006
   1237205   Primary     SFR          360       356      80    6.375    6/1/2006   10/1/2006    5/1/2036    2,803.85   9/1/2006
   1237458   Primary     SFR          360       356      93      6.5    6/1/2006    9/1/2006    5/1/2036      821.11   8/1/2006
   1238097   Primary     SFR          360       356      70    6.625    6/1/2006    9/1/2006    5/1/2036    4,930.39   8/1/2006
   1238489   Primary     Condo        360       356      75     7.25    6/1/2006   10/1/2006    5/1/2036    1,125.59   9/1/2006
   1241024   Primary     SFR          360       357    72.5    6.625    7/1/2006    9/1/2006    6/1/2036    1,601.04   8/1/2006
   1242583   Primary     SFR          360       356   52.88    6.375    6/1/2006    9/1/2006    5/1/2036    2,638.97   8/1/2006
   1245190   Primary     Condo        360       356   79.91    6.625    6/1/2006    9/1/2006    5/1/2036    2,394.76   8/1/2006
   1245419   Primary     PUD          360       356      80    7.125    6/1/2006    9/1/2006    5/1/2036    1,709.52   8/1/2006
   1246117   Primary     PUD          360       356   57.14    6.625    6/1/2006    9/1/2006    5/1/2036    3,841.87   8/1/2006
   1246540   Primary     SFR          360       356    57.4    7.125    6/1/2006   10/1/2006    5/1/2036    1,363.25   9/1/2006
   1250260   Primary     SFR          360       356   79.56    6.625    6/1/2006    9/1/2006    5/1/2036    1,146.16   8/1/2006
   1252498   Primary     SFR          360       356   73.97    6.625    6/1/2006   10/1/2006    5/1/2036    2,981.25   9/1/2006
   1254977   Primary     PUD          360       356   78.95     6.75    6/1/2006    9/1/2006    5/1/2036    1,096.87   8/1/2006
   1255486   Primary     SFR          360       356      70    6.875    6/1/2006    9/1/2006    5/1/2036    1,142.96   8/1/2006
   1255695   Secondary   PUD          360       356   76.92    7.375    6/1/2006    9/1/2006    5/1/2036      552.54   8/1/2006
   1256367   Primary     PUD          360       356   69.59      7.5    6/1/2006    9/1/2006    5/1/2036    3,496.88   8/1/2006
   1257317   Secondary   SFR          360       357   60.94    6.875    7/1/2006    9/1/2006    6/1/2036    1,445.24   8/1/2006
   1257652   Primary     SFR          360       357   68.68        7    7/1/2006    9/1/2006    6/1/2036    1,284.03   8/1/2006
   1258289   Primary     PUD          360       356     100    6.875    6/1/2006   10/1/2006    5/1/2036    3,613.11   9/1/2006
   1258358   Primary     SFR          360       356   59.26     6.75    6/1/2006    9/1/2006    5/1/2036    1,800.00   8/1/2006
   1259149   Primary     SFR          360       357      80    6.875    7/1/2006   10/1/2006    6/1/2036    1,408.46   9/1/2006
   1260223   Primary     SFR          360       356      80    7.125    6/1/2006    9/1/2006    5/1/2036    2,945.00   8/1/2006
   1260447   Primary     PUD          360       356   69.52      6.5    6/1/2006    9/1/2006    5/1/2036    3,520.83   8/1/2006
   1260913   Primary     SFR          360       357      80      6.5    7/1/2006    9/1/2006    6/1/2036      669.99   8/1/2006
   1261448   Primary     SFR          360       357   57.14     6.75    7/1/2006   10/1/2006    6/1/2036   12,971.96   9/1/2006
   1261792   Primary     SFR          360       356   76.45    6.375    6/1/2006    9/1/2006    5/1/2036    3,959.71   8/1/2006
   1262334   Primary     SFR          360       356    76.4        7    6/1/2006   10/1/2006    5/1/2036      635.36   9/1/2006
   1263223   Primary     SFR          360       356      90    7.125    6/1/2006    9/1/2006    5/1/2036    2,431.40   8/1/2006
   1263452   Primary     PUD          360       356   79.66      7.5    6/1/2006    9/1/2006    5/1/2036    3,609.38   8/1/2006
   1265266   Primary     SFR          360       356   78.71     6.75    6/1/2006   10/1/2006    5/1/2036    1,786.89   9/1/2006
   1267074   Primary     PUD          360       356   64.55      6.5    6/1/2006    9/1/2006    5/1/2036    4,487.68   8/1/2006
   1272070   Primary     SFR          360       356      80      6.5    6/1/2006    9/1/2006    5/1/2036    3,539.58   8/1/2006
   1276402   Primary     SFR          360       357      80     6.75    7/1/2006   10/1/2006    6/1/2036      726.43   9/1/2006
4677797627   Primary     SFR          360       356      80    6.375    6/1/2006    9/1/2006    5/1/2036    5,240.51   8/1/2006
4677742750   Primary     SFR          360       356    72.8    6.625    6/1/2006    9/1/2006    5/1/2036    2,796.88   8/1/2006
4677884376   Primary     PUD          360       356      80      6.5    6/1/2006    9/1/2006    5/1/2036    6,017.29   8/1/2006
4677347661   Primary     SFR          360       357   77.38     6.75    7/1/2006    9/1/2006    6/1/2036    4,215.89   8/1/2006
4677946868   Primary     PUD          360       356   79.92     6.75    6/1/2006   10/1/2006    5/1/2036    4,535.65   9/1/2006
4677927418   Primary     SFR          360       357      80    6.875    7/1/2006    9/1/2006    6/1/2036    4,335.73   8/1/2006
4677457149   Primary     SFR          360       356   59.96    6.875    6/1/2006   10/1/2006    5/1/2036    3,757.63   9/1/2006
4677627120   Primary     SFR          360       356      80     6.75    6/1/2006    9/1/2006    5/1/2036    3,375.00   8/1/2006
4677779168   Primary     PUD          360       357   78.31    7.125    7/1/2006    9/1/2006    6/1/2036    3,086.30   8/1/2006
    916072   Primary     SFR          360       349   82.19    6.625   11/1/2005   10/1/2006   10/1/2035    2,191.77   9/1/2006
    916273   Primary     SFR          360       350   62.76     5.75   12/1/2005    9/1/2006   11/1/2035    2,701.94   8/1/2006
    990453   Primary     SFR          360       354      70    5.875    4/1/2006    9/1/2006    3/1/2036    2,774.31   8/1/2006
   1000728   Primary     SFR          300       293   45.83     6.75    3/1/2006    9/1/2006    2/1/2031    4,180.01   8/1/2006
   1001036   Primary     SFR          360       352   57.78    5.875    2/1/2006   10/1/2006    1/1/2036    3,845.00   9/1/2006
   1038469   Primary     SFR          360       354   66.27    5.875    4/1/2006    9/1/2006    3/1/2036    2,433.23   8/1/2006
   1061598   Primary     SFR          360       355      80     6.25    5/1/2006   10/1/2006    4/1/2036    2,593.75   9/1/2006
   1097712   Primary     PUD          360       355      80      6.5    5/1/2006   10/1/2006    4/1/2036    2,907.51   9/1/2006
   1097866   Primary     SFR          360       355   69.93    5.875    5/1/2006   10/1/2006    4/1/2036    2,957.69   9/1/2006
   1100120   Primary     SFR          360       355   66.65        6    5/1/2006    9/1/2006    4/1/2036    3,132.50   8/1/2006
   1110733   Primary     SFR          360       356      70    6.375    6/1/2006    9/1/2006    5/1/2036    3,067.97   8/1/2006
   1111407   Primary     SFR          360       355      80      6.5    5/1/2006    9/1/2006    4/1/2036    2,621.67   8/1/2006
   1113089   Primary     PUD          360       355    72.9    6.375    5/1/2006   10/1/2006    4/1/2036    2,656.25   9/1/2006
   1122882   Primary     PUD          360       356   55.99    6.625    6/1/2006    9/1/2006    5/1/2036    4,157.19   8/1/2006
   1122943   Primary     PUD          360       356   69.95      6.5    6/1/2006    9/1/2006    5/1/2036    2,843.75   8/1/2006
   1058794   Primary     SFR          360       354      65     5.75    4/1/2006    9/1/2006    3/1/2036    3,893.23   8/1/2006
   1111439   Secondary   PUD          360       355      75    7.375    5/1/2006    9/1/2006    4/1/2036       966.6   8/1/2006
   1130191   Primary     SFR          360       357      65    6.375    7/1/2006    9/1/2006    6/1/2036    6,082.73   8/1/2006
   1174321   Investor    SFR          360       357      90    7.375    7/1/2006    9/1/2006    6/1/2036      640.26   8/1/2006
   1049754   Primary     SFR          360       355      80        7    5/1/2006   10/1/2006    4/1/2036    2,800.00   9/1/2006
   1134976   Primary     SFR          360       357   67.79    6.375    7/1/2006    9/1/2006    6/1/2036    3,019.53   8/1/2006
    873266   Primary     SFR          360       349   75.38    5.875   11/1/2005    9/1/2006   10/1/2035    2,898.54   8/1/2006
   1119441   Primary     SFR          360       356      66      6.5    6/1/2006    9/1/2006    5/1/2036    3,128.74   8/1/2006
   1067793   Primary     SFR          360       356      80    6.375    6/1/2006    9/1/2006    5/1/2036    3,166.76   8/1/2006
   1130308   Primary     SFR          360       356   66.62    6.375    6/1/2006    9/1/2006    5/1/2036    3,262.84   8/1/2006
   1201254   Primary     SFR          360       357   64.12        7    7/1/2006   10/1/2006    6/1/2036    3,625.90   9/1/2006
   1101215   Primary     PUD          360       356   79.99    6.375    6/1/2006   10/1/2006    5/1/2036    3,511.45   9/1/2006
   1187841   Primary     SFR          360       357      80    7.375    7/1/2006    9/1/2006    6/1/2036    3,895.41   8/1/2006
   1116793   Primary     Condo        360       356   37.88    6.375    6/1/2006    9/1/2006    5/1/2036    3,899.19   8/1/2006
   1163688   Primary     SFR          360       357      80        7    7/1/2006    9/1/2006    6/1/2036    4,299.18   8/1/2006
   1116801   Primary     SFR          360       357   59.14    6.375    7/1/2006   10/1/2006    6/1/2036    5,165.64   9/1/2006
   1209838   Primary     SFR          360       357    72.4     6.75    7/1/2006    9/1/2006    6/1/2036    3,028.95   8/1/2006
   1122978   Primary     PUD          360       357   76.46    6.125    7/1/2006    9/1/2006    6/1/2036    3,019.82   8/1/2006
   1156065   Primary     SFR          360       357   76.92     6.25    7/1/2006   10/1/2006    6/1/2036    3,078.59   9/1/2006
   1154796   Primary     PUD          360       357   57.26        7    7/1/2006    9/1/2006    6/1/2036    3,150.00   8/1/2006
   1182958   Primary     SFR          360       357   79.94    6.875    7/1/2006    9/1/2006    6/1/2036    3,689.31   8/1/2006
8000510191   Primary     SFR          360       356      42     7.25    6/1/2006    9/1/2006    5/1/2036    1,268.75   8/1/2006

LOANID       OBAL           COBAL          PURPOSE    DOC    SERVICER          OAPPVAL        ODATE        PPEN   GROUP

6095457625     435,367.00     427,219.15   Purchase   Full   Bank of America     612,000.00    5/24/2004   N          1
3303049146     429,300.00     424,249.77   Purchase   Full   Bank of America     480,000.00    9/16/2005   N          1
6100289823     682,800.00     674,952.05   Purchase   Full   Bank of America     856,000.00    9/26/2005   N          1
1001870497     540,400.00     537,870.70   C/O Refi   SIVA   Wells Fargo         772,000.00     3/3/2006   N          1
1001870839     487,000.00     484,774.75   R/T Refi   SIVA   Wells Fargo         750,000.00    3/13/2006   N          1
   1172473     159,920.00     159,718.25   Purchase   Full   Wells Fargo         199,900.00    4/13/2006   N          1
   1193019     518,000.00     518,000.00   Purchase   Full   Wells Fargo         675,000.00    4/11/2006   N          1
   1194016     815,000.00     811,423.62   C/O Refi   SIVA   Wells Fargo       1,100,000.00    3/23/2006   N          1
   1208563     235,000.00     234,101.09   C/O Refi   SIVA   Wells Fargo         405,000.00     4/7/2006   N          1
   1213301     516,000.00     516,000.00   C/O Refi   Full   Wells Fargo         645,000.00     4/6/2006   N          1
   1219145     424,000.00     422,015.48   R/T Refi   SIVA   Wells Fargo         530,000.00     4/7/2006   N          1
   1219816     950,000.00     950,000.00   C/O Refi   Full   Wells Fargo       1,375,000.00     4/7/2006   N          1
   1220013     889,050.00     885,729.89   R/T Refi   SIVA   Wells Fargo       1,600,000.00    4/10/2006   N          1
   1222492     715,000.00     715,000.00   C/O Refi   SIVA   Wells Fargo       1,100,000.00    3/27/2006   N          1
   1224986     664,930.00     662,505.96   Purchase   SIVA   Wells Fargo         954,000.00     4/6/2006   N          1
   1229309     440,000.00     438,354.05   C/O Refi   Full   Wells Fargo         768,000.00     4/5/2006   N          1
   1230841     244,000.00     243,066.68   Purchase   SIVA   Wells Fargo         310,000.00    4/10/2006   N          1
   1231656     427,000.00     425,405.40   C/O Refi   SIVA   Wells Fargo         585,000.00     4/1/2006   N          1
   1231703     224,000.00     222,736.09   C/O Refi   SIVA   Wells Fargo         280,000.00     4/7/2006   N          1
   1235049     500,000.00     497,603.05   Purchase   SIVA   Wells Fargo         949,000.00    3/28/2006   N          1
   1237117     490,000.00     488,170.14   C/O Refi   SIVA   Wells Fargo         630,000.00     4/6/2006   N          1
   1240607     204,500.00     203,823.63   R/T Refi   SIVA   Wells Fargo         260,000.00     4/7/2006   N          1
   1241593     150,000.00     147,212.88   C/O Refi   SIVA   Wells Fargo         410,000.00     4/7/2006   N          1
   1248359     235,000.00     235,000.00   R/T Refi   Full   Wells Fargo         250,000.00    4/11/2006   N          1
   1253592     266,000.00     266,000.00   C/O Refi   SIVA   Wells Fargo         360,000.00    4/11/2006   N          1
  40558295     544,000.00     542,016.82   Purchase   Full   Wells Fargo         680,000.00    4/17/2006   N          1
1001876775     460,800.00     459,120.13   C/O Refi   Full   Wells Fargo         576,000.00    3/31/2006   N          1
   1053094     711,998.00     711,331.33   Purchase   Full   Wells Fargo         910,000.00    4/26/2006   N          1
   1151722     146,755.00     145,763.20   Purchase   Full   Wells Fargo         192,000.00    11/4/2005   Y          1
   1176839     216,000.00     215,064.99   C/O Refi   SIVA   Wells Fargo         375,000.00    4/20/2006   N          1
   1183743     732,000.00     731,600.01   Purchase   Full   Wells Fargo         920,000.00     5/1/2006   N          1
   1202870     111,100.00     110,741.45   R/T Refi   SIVA   Wells Fargo         135,000.00    4/25/2006   N          1
   1206379     975,000.00     971,695.25   C/O Refi   SIVA   Wells Fargo       1,500,000.00    4/24/2006   N          1
   1211567     496,000.00     494,235.03   C/O Refi   SIVA   Wells Fargo         620,000.00    4/25/2006   N          1
   1224384     460,000.00     459,800.00   C/O Refi   SIVA   Wells Fargo         620,000.00    4/20/2006   N          1
   1233727     122,000.00     122,000.00   Purchase   Full   Wells Fargo         134,000.00     5/4/2006   N          1
   1237205     449,429.00     447,750.50   Purchase   SIVA   Wells Fargo         561,787.00    4/26/2006   N          1
   1237458     151,590.00     151,590.00   Purchase   Full   Wells Fargo         163,000.00    4/28/2006   N          1
   1238097     770,000.00     767,048.88   Purchase   SIVA   Wells Fargo       1,100,000.00     5/3/2006   N          1
   1238489     165,000.00     164,480.47   R/T Refi   SIVA   Wells Fargo         220,000.00    4/24/2006   N          1
   1241024     290,000.00     290,000.00   C/O Refi   Full   Wells Fargo         400,000.00    4/27/2006   N          1
   1242583     423,000.00     421,093.99   C/O Refi   SIVA   Wells Fargo         800,000.00    4/24/2006   N          1
   1245190     374,000.00     372,669.16   C/O Refi   SIVA   Wells Fargo         468,000.00    4/25/2006   N          1
   1245419     287,920.00     287,920.00   Purchase   Full   Wells Fargo         370,000.00    4/27/2006   N          1
   1246117     600,000.00     594,501.19   C/O Refi   SIVA   Wells Fargo       1,050,000.00    4/25/2006   N          1
   1246540     229,600.00     229,600.00   R/T Refi   SIVA   Wells Fargo         400,000.00    4/24/2006   N          1
   1250260     179,000.00     178,358.28   C/O Refi   SIVA   Wells Fargo         225,000.00    4/14/2006   N          1
   1252498     540,000.00     539,943.42   C/O Refi   Full   Wells Fargo         730,000.00    4/20/2006   N          1
   1254977     195,000.00     194,980.01   C/O Refi   Full   Wells Fargo         247,000.00    4/27/2006   N          1
   1255486     199,500.00     199,500.00   R/T Refi   Full   Wells Fargo         285,000.00    4/28/2006   N          1
   1255695      80,000.00      79,754.26   R/T Refi   SIVA   Wells Fargo         104,000.00    4/28/2006   N          1
   1256367     559,500.00     559,499.98   R/T Refi   SIVA   Wells Fargo         804,000.00     5/3/2006   N          1
   1257317     220,000.00     219,442.35   C/O Refi   SIVA   Wells Fargo         361,000.00     5/9/2006   N          1
   1257652     193,000.00     192,522.63   C/O Refi   SIVA   Wells Fargo         281,000.00     5/3/2006   N          1
   1258289     550,000.00     547,636.16   Purchase   SIVA   Wells Fargo         570,000.00    4/27/2006   N          1
   1258358     320,000.00     320,000.00   C/O Refi   Full   Wells Fargo         540,000.00    4/25/2006   N          1
   1259149     214,400.00     213,854.89   C/O Refi   SIVA   Wells Fargo         268,000.00    4/27/2006   N          1
   1260223     496,000.00     495,965.35   Purchase   SIVA   Wells Fargo         620,000.00     5/5/2006   N          1
   1260447     650,000.00     650,000.00   C/O Refi   SIVA   Wells Fargo         935,000.00    4/21/2006   N          1
   1260913     106,000.00     105,710.98   Purchase   SIVA   Wells Fargo         132,700.00     5/9/2006   N          1
   1261448   2,000,000.00   1,994,805.00   R/T Refi   Full   Wells Fargo       3,500,000.00     5/8/2006   N          1
   1261792     745,359.00     745,358.10   R/T Refi   Full   Wells Fargo         975,000.00    4/26/2006   N          1
   1262334      95,500.00      95,184.15   R/T Refi   SIVA   Wells Fargo         125,000.00    4/21/2006   N          1
   1263223     409,500.00     409,499.98   Purchase   Full   Wells Fargo         455,000.00    4/26/2006   N          1
   1263452     577,500.00     577,500.00   R/T Refi   Full   Wells Fargo         725,000.00    4/24/2006   N          1
   1265266     275,500.00     274,543.15   C/O Refi   SIVA   Wells Fargo         350,000.00    4/24/2006   N          1
   1267074     710,000.00     707,411.68   Purchase   SIVA   Wells Fargo       1,100,000.00    4/21/2006   N          1
   1272070     560,000.00     557,420.44   C/O Refi   SIVA   Wells Fargo         700,000.00    4/15/2006   N          1
   1276402     112,000.00     111,598.61   Purchase   SIVA   Wells Fargo         140,500.00     5/5/2006   N          1
4677797627     840,000.00     835,753.79   C/O Refi   SIVA   Wells Fargo       1,050,000.00    4/11/2006   N          1
4677742750     436,800.00     435,245.66   C/O Refi   SIVA   Wells Fargo         600,000.00    4/12/2006   N          1
4677884376     952,000.00     948,529.45   C/O Refi   SIVA   Wells Fargo       1,190,000.00    4/25/2006   N          1
4677347661     650,000.00     648,311.62   C/O Refi   SIVA   Wells Fargo         840,000.00    4/28/2006   N          1
4677946868     699,300.00     696,871.26   C/O Refi   SIVA   Wells Fargo         875,000.00     5/4/2006   N          1
4677927418     660,000.00     658,326.98   C/O Refi   SIVA   Wells Fargo         825,000.00     5/8/2006   N          1
4677457149     572,000.00     570,061.19   C/O Refi   SIVA   Wells Fargo         954,000.00    4/10/2006   N          1
4677627120     600,000.00     600,000.00   C/O Refi   SIVA   Wells Fargo         750,000.00    4/10/2006   N          1
4677779168     458,100.00     456,994.44   C/O Refi   SIVA   Wells Fargo         585,000.00     5/3/2006   N          1
    916072     397,000.00     392,978.60   R/T Refi   SIVA   Wells Fargo         483,000.00    9/14/2005   N          1
    916273     463,000.00     458,037.39   R/T Refi   SIVA   Wells Fargo         737,750.00   10/11/2005   N          1
    990453     469,000.00     466,095.67   R/T Refi   SIVA   Wells Fargo         670,000.00    2/23/2006   N          1
   1000728     605,000.00     599,469.18   R/T Refi   SIVA   Wells Fargo       1,320,000.00    1/10/2006   N          1
   1001036     650,000.00     644,606.59   R/T Refi   SIVA   Wells Fargo       1,125,000.00   12/22/2005   N          1
   1038469     497,000.00     496,680.02   C/O Refi   Full   Wells Fargo         750,000.00     2/8/2006   N          1
   1061598     498,000.00     498,000.00   Purchase   Full   Wells Fargo         640,000.00    3/16/2006   N          1
   1097712     460,000.00     460,000.00   R/T Refi   SIVA   Wells Fargo         575,000.00     3/8/2006   N          1
   1097866     500,000.00     497,426.05   C/O Refi   SIVA   Wells Fargo         715,000.00    3/28/2006   N          1
   1100120     626,500.00     626,500.00   C/O Refi   SIVA   Wells Fargo         940,000.00     4/6/2006   N          1
   1110733     577,500.00     577,019.08   C/O Refi   Full   Wells Fargo         825,000.00    4/11/2006   N          1
   1111407     484,000.00     482,600.08   Purchase   Full   Wells Fargo         605,000.00    3/28/2006   N          1
   1113089     500,000.00     500,000.00   R/T Refi   Full   Wells Fargo         685,900.00    3/29/2006   N          1
   1122882     753,000.00     753,000.00   R/T Refi   Full   Wells Fargo       1,345,000.00    4/17/2006   N          1
   1122943     525,000.00     525,000.00   C/O Refi   Full   Wells Fargo         750,500.00    4/11/2006   N          1
   1058794     812,500.00     808,028.75   C/O Refi   SIVA   Wells Fargo       1,250,000.00    2/28/2006   N          1
   1111439     139,950.00     139,410.96   Purchase   SIVA   Wells Fargo         191,000.00    3/24/2006   N          1
   1130191     975,000.00     972,276.46   C/O Refi   SIVA   Wells Fargo       1,500,000.00    5/15/2006   N          1
   1174321      92,700.00      92,558.49   R/T Refi   SIVA   Bank of America     103,000.00    5/12/2006   N          1
   1049754     480,000.00     479,799.42   R/T Refi   Full   Bank of America     600,000.00    3/24/2006   N          1
   1134976     484,000.00     483,101.06   C/O Refi   Full   Bank of America     714,000.00    5/19/2006   N          4
    873266     490,000.00     484,892.65   R/T Refi   Full   Bank of America     650,000.00     9/8/2005   N          3
   1119441     495,000.00     493,650.25   R/T Refi   SIVA   Bank of America     750,000.00    4/11/2006   N          1
   1067793     507,600.00     506,182.10   Purchase   Full   Bank of America     635,000.00    4/28/2006   N          4
   1130308     523,000.00     521,539.06   R/T Refi   Full   Bank of America     785,000.00     5/1/2006   N          4
   1201254     545,000.00     543,651.97   R/T Refi   Full   Bank of America     850,000.00     6/5/2006   N          1
   1101215     562,850.00     560,748.09   Purchase   Full   Bank of America     723,000.00    4/17/2006   N          4
   1187841     564,000.00     563,973.83   Purchase   SIVA   Bank of America     705,000.00    5/31/2006   N          1
   1116793     625,000.00     623,254.13   C/O Refi   Full   Bank of America   1,650,000.00    4/28/2006   N          4
   1163688     646,200.00     645,137.55   Purchase   SIVA   Bank of America     809,000.00    5/18/2006   N          1
   1116801     828,000.00     825,687.09   R/T Refi   SIVA   Bank of America   1,400,000.00    5/31/2006   N          4
   1209838     467,000.00     466,193.59   R/T Refi   SIVA   Bank of America     645,000.00     6/5/2006   N          1
   1122978     497,000.00     496,031.44   R/T Refi   Full   Bank of America     650,000.00    5/10/2006   N          3
   1156065     500,000.00     498,569.31   R/T Refi   Full   Bank of America     650,000.00    5/22/2006   N          2
   1154796     540,000.00     540,000.00   C/O Refi   Full   Bank of America     943,000.00    5/15/2006   N          1
   1182958     561,600.00     560,653.68   Purchase   SIVA   Bank of America     720,000.00    5/30/2006   N          1
8000510191     210,000.00     200,696.28   C/O Refi   Full   Bank of America     500,000.00    4/12/2006   N          1